PROSPECTUS

September 30, 2026

Kurv Yield Premium Strategy Amazon (AMZN) ETF (Ticker: AMZP)

Kurv Yield Premium Strategy Apple (AAPL) ETF (Ticker: AAPY)

Kurv Yield Premium Strategy Google (GOOGL) ETF (Ticker: GOOP)

Kurv Yield Premium Strategy Microsoft (MSFT) ETF (Ticker: MSFY)

Kurv Yield Premium Strategy Netflix (NFLX) ETF (Ticker: NFLP)

Kurv Yield Premium Strategy Tesla (TSLA) ETF (Ticker: TSLP)

Principal U.S. Listing Exchange for the Fund: Cboe BZX Exchange, Inc.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

KURV YIELD PREMIUM STRATEGY AMAZON (AMZN) ETF (TICKER: AMZP) - SUMMARY

Investment Objective

The Kurv Yield Premium Strategy Amazon (AMZN) ETF (the “YP Amazon Fund”) seeks to provide current income.

The YP Amazon Fund’s secondary investment objective is to seek exposure to the share price of the common stock of Amazon.com, Inc. (“AMZN” or “Amazon” or the “Underlying Security”), subject to a limit on potential investment gains.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the YP Amazon Fund (“Shares”). Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses

 (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	1.15%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	1.15%
Fee Waiver(1)	(0.16%)
Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement	0.99%
___________________

(1)	The YP Amazon Fund’s adviser has contractually agreed to limit the Fund’s current operating expenses until September 30, 2027, so that the Total Annual Operating Expenses After Fee Waiver and Reimbursement (excluding: (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes; and (vi) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the adviser))) will not exceed 0.99% of average daily net assets (“Operating Expenses Limitation Agreement”). These fee waivers and expense reimbursements are subject to possible recoupment from the YP Amazon Fund within the three years after the fees have been waived or reimbursed, if such recoupment can be achieved within the lesser of the foregoing expense limits or the expense limits in place at the time of recoupment. This Operating Expenses Limitation Agreement may be terminated only by the Board of Trustees on 60 days’ written notice to the YP Amazon Fund’s adviser, Kurv Investment Management LLC.

Example

This Example is intended to help you compare the cost of investing in the YP Amazon Fund with the cost of investing in mutual funds and other exchange-traded funds.

The Example assumes that you invest $10,000 in the YP Amazon Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the YP Amazon Fund’s operating expenses remain the same (including the effect of the Operating Expenses Limitation Agreement through September 30, 2027). The figures shown would be the same whether or not you sold your Shares at the end of each period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$101	$351	$619	$1,387

Portfolio Turnover

The YP Amazon Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the YP Amazon Fund’s performance. For the fiscal year ended May 31, 2026, the YP Amazon Fund’s portfolio turnover rate, excluding in-kind transactions, was 0%.

Principal Investment Strategies

The YP Amazon Fund primarily invests under normal circumstances in common stock of Amazon.com, Inc., commonly known as Amazon, (AMZN or the “Underlying Security”) and/or derivative instruments on AMZN, backed by a portfolio of Fixed Income Instruments of varying maturities, which may be represented by options and forwards, as well as Preferred Securities Instruments.

Derivatives are primarily used as substitutes for the Underlying Security because they are expected to produce returns that are substantially similar to those of the Underlying Security. Derivatives used by the YP Amazon Fund are expected to produce a significant portion of the Fund’s returns. The YP Amazon Fund does not invest more than 25% of its assets in over-the-counter derivative contracts with any one counterparty.

“Fixed Income Instruments” include bonds, debt securities, and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities, as well as ETPs on such instruments and options on such ETPs. “Preferred Securities Instruments” consist of preferred securities of U.S. companies and ETPs primarily investing in preferred securities. The YP Amazon Fund may invest in U.S. and non-U.S. Fixed Income Instruments of any maturity or duration.

The YP Amazon Fund primarily uses option contracts on the Underlying Security, including FLEX options, to gain exposure to the Underlying Security. The value of option contracts on the Underlying Security should closely track changes in the Underlying Security’s prices.

The YP Amazon Fund may gain long exposure by purchasing shares of the Underlying Security or creating a synthetic long position. To achieve a synthetic long exposure, the YP Amazon Fund may gain exposure through buying call options of the Underlying Security and, simultaneously, selling put options of the Underlying Security with the same expiries and strike prices to try to replicate the price movements of the Underlying Security. The combination of the long call options and sold put options seeks to provide the YP Amazon Fund with investment exposure to the Underlying Security for the duration of the applicable option exposure. The synthetic long position in the Underlying Security will not exceed 200% of net asset value.

Under normal circumstances, the YP Amazon Fund invests at least 80% of its net assets plus any borrowings for investment purposes in the Underlying Security or derivatives on the Underlying Security. Additionally, for the purposes of complying with its 80% investment policy, the YP Amazon Fund will use the notional value of the derivatives it holds.

The YP Amazon Fund may invest, without limitation, in derivative instruments, such as options, including FLEX options, forward and futures contracts, options on futures, or swap agreements, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information.

As part of its strategy, the YP Amazon Fund may employ various option strategies to generate income and/or to preserve capital. Examples of these strategies include:

Covered Call Writing

As part of its strategy, the YP Amazon Fund may write (sell) call option contracts on the Underlying Security to generate income. If the YP Amazon Fund gains long exposure synthetically, since the Fund does not directly own shares, these written call options will be sold short (i.e., selling a position it does not currently own). Any amount of covered call writing above the direct and synthetic long positions will be considered uncovered. The Adviser may engage in uncovered calls rather than covered calls when it believes there might be a mispricing of volatility in the market.

It is important to note that the sale of the Underlying Security’s call option contracts will limit the YP Amazon Fund’s participation in the appreciation in the Underlying Security’s price. If the price of the Underlying Security increases, the above-referenced synthetic exposure and/or direct holding of the Underlying Security would allow the YP Amazon Fund to experience similar percentage gains. However, if the Underlying Security’s price appreciates beyond the strike price of one or more of the sold (short) call option contracts, the YP Amazon Fund will lose money on those short call positions, and the losses will, in turn, limit the upside return of the Fund’s synthetic and long Underlying Security exposure. As a result, the YP Amazon Fund’s overall strategy (i.e., the combination of the synthetic and/or long exposure to the Underlying Security and the sold (short) call positions on the Underlying Security) will limit the Fund’s participation in gains in the Underlying Security’s price beyond a certain point.

When the YP Amazon Fund engages in covered call writing with respect to a security, it receives cash from the buyer of the call option who in exchange for that cash obtains the right to purchase the security on or before the expiration date at a predetermined price called the strike price. Writing covered call options is also considered a long/short strategy. Generally, the notional principal amount of written covered call options will not exceed the principal amount of the synthetic or long position in the security; however, the YP Amazon Fund may write call options for an amount in excess of the value of a security position in the Fund’s portfolio.

Uncovered Call and/or Put Writing

The YP Amazon Fund may also write (i.e., sell) uncovered call options on securities or instruments in which it may invest but that are not currently held by the Fund. The principal reason for writing uncovered call options is to realize income without committing capital to the ownership of the Underlying Security. When writing uncovered call options, the YP Amazon Fund must deposit and maintain sufficient margin with the broker-dealer through which it made the uncovered call option as collateral to ensure that the securities can be purchased for delivery if and when the option is exercised. During periods of declining securities prices or when prices are stable, writing uncovered calls can be a profitable strategy to increase the YP Amazon Fund’s income with minimal capital risk. Uncovered calls are riskier than covered calls because there is no underlying security held by the YP Amazon Fund that can act as a partial hedge. Uncovered calls have speculative characteristics and the potential for loss is unlimited. When an uncovered call is exercised, the YP Amazon Fund must purchase the Underlying Security to meet its call obligation. There is also a risk, especially with preferred and debt securities that lack sufficient liquidity, that the securities may not be available for purchase. If the purchase price exceeds the exercise price, the YP Amazon Fund will lose the difference.

The YP Amazon Fund also may write (i.e., sell) uncovered put options on securities or instruments in which it may invest but with respect to which the Fund does not currently have a corresponding short position or has not deposited as collateral cash equal to the exercise value of the put option with the broker-dealer through which it made the uncovered put option. The principal reason for writing uncovered put options is to receive premium income and to acquire such securities or instruments at a net cost below the current market value. The YP Amazon Fund has the obligation to buy the securities or instruments at an agreed upon price if the price of the securities or instruments decreases below the exercise price. If the price of the securities or instruments increases during the option period, the option will expire worthless and the YP Amazon Fund will retain the premium and will not have to purchase the securities or instruments at the exercise price.

Call or Put Spreads

The YP Amazon Fund may write (sell) call or put spreads instead of stand-alone call option contracts to seek increased participation in the potential appreciation of the Underlying Security’s share price, while still generating net premium income. In a call option spread, the YP Amazon Fund may sell (write) an out-of-the-money call option (above the current market price) while also purchasing another call option that is further out of the money. Similarly, in a put option spread, the YP Amazon Fund may sell (write) an out-of-the-money put option (below the current market price) while purchasing a further out-of-the-money put option.

Risk Reversals or Protective Collars

The YP Amazon Fund may write (sell) risk reversals rather than stand-alone call option contracts to seek to limit loss from declines in the Underlying Security’s share price. The cost of this protection would be offset by the premiums earned from a written call option. In a risk reversal, the YP Amazon Fund may sell (write) an out-of-the-money call option (above the current market price) while simultaneously purchasing an out-of-the-money put option.

Protective Puts

The YP Amazon Fund may purchase out-of-the-money protective put options to seek to limit loss from its Underlying Security share price. The cost of protection may reduce the income generated in the portfolio.

Call Purchases

The YP Amazon Fund may purchase call options to seek to gain price appreciation from the Underlying Security’s share price. The cost of the purchase may reduce the income generated in the portfolio.

The YP Amazon Fund intends to utilize traditional exchange-traded options contracts and/or Flexible Exchange® Options (“FLEX Options”). Traditional exchange-traded options have standardized terms, such as the type (call or put), the reference asset, the strike price and expiration date. Exchange-listed options contracts are guaranteed for settlement by the Options Clearing Corporation (“OCC”). FLEX Options are a type of exchange-listed options contract with uniquely customizable terms that allow investors to customize key terms like type, strike price and expiration date that are standardized in a typical options contract. FLEX Options are also guaranteed for settlement by the OCC. Option contracts can either be “American” style or “European” style. The YP Amazon Fund generally utilizes European style option contracts, which may only be exercised by the holder of the option contract on the expiration date of such option contract and settled in cash.

As derivatives tracking the Underlying Security may be purchased with a fraction of the assets that would be needed to purchase the securities directly for the equivalent amount of exposure, the remainder of the YP Amazon Fund’s assets may be invested in Fixed Income and Preferred Securities Instruments. Kurv actively manages the Fixed Income and Preferred Securities Instruments held by the YP Amazon Fund with a view toward enhancing the Fund’s total return.

The YP Amazon Fund primarily invests in U.S. dollar-denominated investment grade debt securities, rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings, Inc. (“Fitch”), or, if unrated, determined by Kurv to be of comparable quality. In the event that ratings services assign different ratings to the same security, Kurv will use the highest rating as the credit rating for that security. The YP Amazon Fund may invest, without limitation, in U.S. dollar-denominated securities and instruments of foreign issuers as well as in other G10 currencies on a hedged basis.

The YP Amazon Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments and Preferred Securities Instruments. The YP Amazon Fund may also enter into reverse repurchase agreements. The YP Amazon Fund may invest up to 20% of its total assets in high yield securities, including high yield ETFs (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by Kurv to be of comparable quality. In the event that ratings services assign different ratings to the same security, Kurv will use the highest rating as the credit rating for that security.

The YP Amazon Fund may invest, without limitation, in mortgage or asset-backed securities, including to-be-announced transactions. The YP Amazon Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis. The YP Amazon Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buybacks or dollar rolls).

With respect to the YP Amazon Fund’s fixed income investments, the Fund may invest, without limitation, in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers, except with respect to such investments, the Fund may only invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity, which means with respect to the Fund’s fixed income investments, the Fund may invest in such instruments without limitation subject to any applicable legal or regulatory limitation). Emerging market countries include any country other than the countries comprising the MSCI World Index (currently, Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States).

With respect to the YP Amazon Fund’s fixed income investments, the Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 10% of its total assets. The YP Amazon Fund may also invest up to 15% of its total assets in Preferred Securities Instruments.

As a result of its investment strategies, the YP Amazon Fund will be concentrated in the industry or group of industries to which AMZN is assigned (i.e., hold 25% or more of its total assets in investments that provide exposure to the industry or group of industries to which AMZN is assigned).

The YP Amazon Fund may lend its portfolio securities in order to generate additional income.

The YP Amazon Fund is non-diversified.

Information about Amazon.com, Inc.

Amazon.com, Inc. is a global company that serves consumers, sellers, developers, enterprises, content creators and advertisers. Amazon’s operations are organized into three segments: North America, International and Amazon Web Services (“AWS”). Amazon serves consumers through its online and physical stores and focuses on selection, price and convenience. Amazon also manufactures and sells electronic devices, develops and produces media content, and offers subscription services, including Amazon Prime.

AWS provides developers and enterprises with on-demand technology services, including compute, storage, database, analytics, artificial intelligence and machine learning services. Amazon also offers programs that enable third-party sellers to sell products in Amazon’s stores and fulfill orders using Amazon’s services. Amazon provides advertising services through sponsored advertisements, display advertising and video advertising.

Amazon also offers programs that allow authors, publishers, musicians, filmmakers, streamers and developers to publish and sell content. The YP Amazon Fund invests in Amazon’s common stock, which trades under the ticker symbol “AMZN” on the Nasdaq Global Select Market.

The YP Amazon Fund has derived all disclosures contained in this document regarding Amazon from the publicly available documents described above. Neither the YP Amazon Fund, the Trust, the Adviser nor any affiliate has participated in the preparation of such documents. Neither the YP Amazon Fund, the Trust, the Adviser nor any affiliate makes any representation that such publicly available documents or any other publicly available information regarding Amazon is accurate or complete. Furthermore, the YP Amazon Fund cannot give any assurance that all events occurring prior to the date of the prospectus (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of Amazon have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of, or failure to disclose, material future events concerning Amazon could affect the value of the YP Amazon Fund’s investments with respect to Amazon and therefore the value of the Fund. Lastly, neither the YP Amazon Fund, the Trust nor the Adviser, nor any of their respective affiliates, make any representations to investors as to the performance of Amazon.

See “Additional Information About the Fund” below for a more detailed description of the synthetic covered call strategy.

PRINCIPAL RISKS OF INVESTING IN THE YP AMAZON FUND

The principal risks of investing in the YP Amazon Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the YP Amazon Fund. Some or all of these risks may adversely affect the YP Amazon Fund’s net asset value (“NAV”) per share, trading price, yield, total return, and/or ability to meet its objective. For more information about the risks of investing in the YP Amazon Fund, see the section in the Prospectus titled “Additional Information About the Fund — Principal Risks of Investing in the Fund.”

An investment in the YP Amazon Fund entails risk. The YP Amazon Fund may not achieve its investment objective and there is a risk that you could lose all of your money invested in the Fund. The YP Amazon Fund is not a complete investment program. It is important that investors closely review all of the risks listed below and understand them before making an investment in the YP Amazon Fund.

Amazon Investing Risk:

●	Amazon Risk. Amazon faces risks associated with intense competition across different industries, including physical, e-commerce omnichannel retail, e-commerce services, web and infrastructure computing services, electronic devices, digital content, advertising, grocery, and transportation and logistics services; the expansion into new products, services, technologies and geographic regions; its international activities; the variability in the demand for its products and services; intellectual property rights; risks relating to successfully optimizing and operating its fulfillment network and data centers; data loss or other security breaches; maintaining key senior management personnel and the ability to hire and retain highly skilled and other key personnel; maintaining good supplier relationships, including content and technology licensors; the success of acquisitions or joint ventures or other investments; its rapidly evolving and expanding business model; and legal, regulatory and litigation issues.

●	Business Risks. To remain competitive and stimulate customer demand, Amazon must successfully manage frequent introductions and transitions of products and services. The company depends on component and product manufacturing and logistical services provided by outsourcing partners, many of which are located outside of the U.S.

Future operating results depend upon the company’s ability to obtain components in sufficient quantities on commercially reasonable terms. Amazon’s products and services may be affected from time to time by design and manufacturing defects that could materially adversely affect the company’s business and result in harm to the company’s reputation. The company is exposed to the risk of write-downs on the value of its inventory and other assets, in addition to purchase commitment cancellation risk. The company relies on access to third-party intellectual property, which may not be available to the company on commercially reasonable terms or at all. The company’s future performance depends in part on support from third-party software developers. Failure to obtain or create digital content that appeals to the company’s customers, or to make such content available on commercially reasonable terms, could have a material adverse impact on the company’s business, results of operations and financial condition. The company’s success depends largely on the continued service and availability of highly skilled employees, including key personnel. The company depends on the performance of carriers, wholesalers, retailers and other resellers. The company’s business and reputation are impacted by information technology system failures and network disruptions. Losses or unauthorized access to or releases of confidential information, including personal information, could subject the company to significant reputational, financial, legal and operational consequences. Investment in new business strategies and acquisitions could disrupt the company’s ongoing business, present risks not originally contemplated and adversely affect the company’s business, reputation, results of operations and financial condition. The company’s retail stores have required and will continue to require a substantial investment and commitment of resources and are subject to numerous risks and uncertainties.

●	Legal and Regulatory Compliance Risks. Amazon’s business, results of operations and financial condition could be adversely impacted by unfavorable results of legal proceedings or government investigations. The company is subject to complex and changing laws and regulations worldwide, which exposes the company to potential liabilities, increased costs and other adverse effects on the company’s business. The technology industry, including, in some instances, the company, is subject to intense media, political and regulatory scrutiny, which exposes the company to increasing regulation, government investigations, legal actions and penalties. The company’s business is subject to a variety of U.S. and international laws, rules, policies and other obligations regarding data protection.

●	Financial Risks. Amazon expects its quarterly net sales and results of operations to fluctuate. Amazon’s financial performance is subject to risks associated with changes in the value of the U.S. dollar relative to local currencies. The company is exposed to credit risk and fluctuations in the values of its investment portfolio. The company is exposed to credit risk on its trade accounts receivable, vendor non-trade receivables and prepayments related to long-term supply agreements, and this risk is heightened during periods when economic conditions worsen. The company is subject to changes in tax rates, the adoption of new U.S. or international tax legislation and exposure to additional tax liabilities.

Derivatives Risk: the risk of investing in derivative instruments (such as forwards, futures, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks, and valuation complexity. Changes in the value of a derivative or other similar investment may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the YP Amazon Fund could lose more than the initial amount invested. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the YP Amazon Fund. The YP Amazon Fund’s use of derivatives or other similar investments may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives or other similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives or other similar investments. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the YP Amazon Fund could suffer significant losses on these contracts and the value of an investor’s investment in the Fund may decline. If there is a default by a counterparty, any recovery may be delayed depending on the circumstances of the default. Additionally, OTC derivatives are generally less liquid than exchange-traded derivative instruments because they are not traded on an exchange, do not have uniform terms and conditions, and are generally entered into based upon the creditworthiness of the parties and the availability of credit support, such as collateral, and in general, are not transferable without the consent of the counterparty. The YP Amazon Fund may not be able to find a suitable derivatives counterparty, and thus may be unable to invest in derivatives altogether. The primary credit risk on derivatives or similar investments that are exchange-traded or traded through a central clearing counterparty, on the other hand, resides with the YP Amazon Fund’s clearing broker or the clearinghouse. Changes in regulation relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact the YP Amazon Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives or other similar investments and/or adversely affect the value of derivatives or other similar investments and the Fund’s performance.

Options Risk: Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. The YP Amazon Fund may not fully benefit from or may lose money on an option if changes in its value do not correspond as anticipated to changes in the value of the Underlying Security. If the YP Amazon Fund is not able to sell an option held in its portfolio, it would have to exercise the option to realize any profit and would incur transaction costs upon the purchase or sale of the Underlying Security. Ownership of options involves the payment of premiums, which may adversely affect the YP Amazon Fund’s performance. To the extent that the YP Amazon Fund invests in over-the-counter options, the Fund may be exposed to counterparty risk.

FLEX Options Risk: The YP Amazon Fund may use FLEX Options issued and guaranteed for settlement by the OCC. The YP Amazon Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the YP Amazon Fund could suffer significant losses. Additionally, FLEX Options may be less liquid than certain other securities, such as standardized options. In less liquid markets for the FLEX Options, the YP Amazon Fund may have difficulty closing out certain FLEX Options positions at desired times and prices. In connection with the creation and redemption of Shares, to the extent market participants are not willing or able to enter into FLEX Option transactions with the YP Amazon Fund at prices that reflect the market price of the Shares, the Fund’s NAV and, in turn, the share price of the Fund, could be negatively impacted. The FLEX Options utilized by the YP Amazon Fund are exercisable at the strike price on their expiration date. As a FLEX Option approaches its expiration date, its value typically increasingly moves with the value of the Underlying Security. However, prior to such date, the value of the FLEX Options does not increase or decrease at the same rate as the Underlying Security’s share price on a day-to-day basis (although they generally move in the same direction). The value of the FLEX Options held by the YP Amazon Fund will be determined based on market quotations or other recognized pricing methods. The value of the underlying FLEX Options will be affected by, among others, changes in the Underlying Security’s share price, changes in interest rates and the remaining time until the FLEX Options expire.

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the YP Amazon Fund has invested in, the Fund may not recoup the full amount of its initial investment or may not realize the full anticipated earnings from the investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk: the risk that the YP Amazon Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, or the issuer or guarantor of collateral, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

Currency Risk: the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the YP Amazon Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Exchange-Traded Fund (ETF) Structure Risk: The YP Amazon Fund is structured as an exchange-traded fund and as a result is subject to special risks, including:

●	Market Price Variance Risk. The market prices of shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

●	Authorized Participant Risk: In times of market stress, market makers may step away from their role market making in shares of exchange-traded funds and in executing trades, which can lead to differences between the market value of the YP Amazon Fund’s shares and the Fund’s NAV.

●	Trading Issues: In stressed market conditions, the market for the YP Amazon Fund’s shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the YP Amazon Fund’s shares may, in turn, lead to differences between the market value of the Fund’s shares and the Fund’s NAV.

●	Absence of Active Trading Market Risk: An active trading market for the YP Amazon Fund’s shares may not be developed or maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. If the YP Amazon Fund’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may limit the market for the Fund’s shares.

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the YP Amazon Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Interest Rate Risk: the risk that fixed income securities will fluctuate in value because of a change in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Investing in Other Investment Companies Risk: Investments in the securities of other investment companies, including ETFs, may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the YP Amazon Fund becomes a shareholder thereof. As a result, Fund shareholders indirectly bear the YP Amazon Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment companies, in addition to the fees and expenses Fund shareholders indirectly bear in connection with the Fund’s own operations. If the other investment companies fail to achieve their investment objectives, the value of the YP Amazon Fund’s investment will decline, adversely affecting the Fund’s performance. In addition, ETF shares potentially may trade at a discount or a premium to NAV and are subject to brokerage and other trading costs, which could result in greater expenses to the YP Amazon Fund. Finally, because the value of ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the YP Amazon Fund’s holdings in those shares at the most optimal time, adversely affecting the Fund’s performance.

Leveraging Risk: the risk that certain transactions of the YP Amazon Fund, such as reverse repurchase agreements, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the YP Amazon Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Management Risk: the risk that the investment techniques and risk analyses applied by Kurv will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to Kurv and the portfolio managers in connection with managing the YP Amazon Fund and may cause Kurv to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the YP Amazon Fund will be achieved.

Market Risk: the risk that the value of securities owned by the YP Amazon Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Mortgage-Related and Other Asset-Backed Securities Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk. The YP Amazon Fund may invest in any tranche of mortgage-related or other asset-backed securities, including junior and/or equity tranches (to the extent consistent with the Fund’s other guidelines), which generally carry higher levels of the foregoing risks.

NAV Erosion Risk Due to Distributions: When a Fund makes a distribution, the YP Amazon Fund’s NAV will typically drop by the amount of the distribution on the related ex-dividend date. The repeated payment of distributions by the YP Amazon Fund, if any, may significantly erode the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment in Fund shares.

Non-Diversification Risk: The YP Amazon Fund’s portfolio may focus on a limited number of investments and will be subject to the potential for more volatility than a diversified fund.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the YP Amazon Fund may lose money and there may be a delay in recovering the loaned securities. The YP Amazon Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Short Exposure Risk: the risk of entering into short sales or other short positions, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale or other short position will not fulfill its contractual obligations, causing a loss to the YP Amazon Fund.

Small Fund Risk:  the risk that a smaller fund may not achieve investment or trading efficiencies. Additionally, a smaller fund may be more adversely affected by large purchases or redemptions of fund shares.

Sovereign Debt Risk: the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Tax Risk: The YP Amazon Fund invests in derivatives. The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset. Derivatives may produce taxable income and taxable realized gain. Derivatives may adversely affect the timing, character and amount of income the YP Amazon Fund realizes from its investments. As a result, a larger portion of the YP Amazon Fund’s distributions may be treated as ordinary income rather than as capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code. If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by the YP Amazon Fund. The use of derivatives, such as call options, may cause the YP Amazon Fund to realize higher amounts of short-term capital gains or otherwise affect the Fund’s ability to pay out dividends subject to preferential rates or the dividend deduction, thereby increasing the amount of taxes payable by some shareholders. The writing of call options by the YP Amazon Fund may significantly reduce or eliminate the ability to make distributions eligible to be treated as qualified dividend income or as eligible for the dividends received deduction for corporate shareholders.

Performance

The following performance information provides some indication of the risks of investing in the YP Amazon Fund by showing changes in the Fund’s performance over time. The following bar chart shows the YP Amazon Fund’s annual returns. The table illustrates how the YP Amazon Fund’s average annual returns for the 1-year and since inception periods compare with those of a broad measure of market performance. Although past performance of the YP Amazon Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund. Updated performance information will be available on the YP Amazon Fund’s website at www.kurvinvest.com.

Prior performance shown below is for the Predecessor YP Amazon Fund (the Kurv Yield Premium Strategy Amazon (AMZN) ETF, a former series of NEOS ETF Trust) for periods prior to November 18, 2024. The YP Amazon Fund has adopted the performance of the Predecessor YP Amazon Fund as a result of a reorganization in which the YP Amazon Fund acquired all the assets and liabilities of the Predecessor YP Amazon Fund (the “Reorganization”). Prior to the Reorganization, the YP Amazon Fund was a newly formed “shell” fund with no assets and had not commenced operations.

The YP Amazon Fund’s year-to-date return as of the most recent calendar quarter ended June 30, 2026, was -0.25%.

During the period shown in the bar chart, the best performance for a quarter was 16.12% for the quarter ended December 31, 2024. The worst performance was -12.37% for the quarter ended March 31, 2025.

Average Annual Total Returns for the periods ended December 31, 2025

	One Year	Since Inception*
YP Amazon Fund
Return Before Taxes	9.30%	27.26%
Return After Taxes on Distributions	7.19%	21.82%
Return After Taxes on Distributions and Sale of Fund Shares	5.47%	18.62%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	17.88%	27.44%

*	The YP Amazon Fund commenced operations on October 30, 2023.

After-tax returns are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown. If you own shares of the YP Amazon Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder.

The S&P 500 Total Return Index is an unmanaged market-capitalization-weighted index of 500 of the largest capitalized U.S. domiciled companies. Index returns assume reinvestment of dividends. Investors may not invest in the indexes directly; unlike the YP Amazon Fund’s returns, the indexes do not reflect any fees or expenses.

Investment Adviser: Kurv Investment Management LLC

Portfolio Managers: Dominique Tersin (since November 2024) serves as portfolio manager for the YP Amazon Fund.

Purchase and Sale of Fund Shares: The YP Amazon Fund is an ETF. Individual Shares of the YP Amazon Fund may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker-dealer at a market price. Because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (at a premium), at NAV or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the YP Amazon Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Shares based on trading volume and market liquidity and is generally lower if the YP Amazon Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity. Recent information regarding the YP Amazon Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.kurvinvest.com.

Tax Information: The YP Amazon Fund’s distributions will be taxable to you, generally as ordinary income unless you are invested through a tax-advantaged arrangement, such as a 401(k) plan, IRA or other tax-advantaged account; in such cases, you may be subject to tax when assets are withdrawn from such tax-advantaged arrangement. A sale of the YP Amazon Fund’s Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Shares of the YP Amazon Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser and/or its related companies may pay the Intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the YP Amazon Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

KURV YIELD PREMIUM STRATEGY APPLE (AAPL) ETF (TICKER: AAPY) - SUMMARY

Investment Objective

The Kurv Yield Premium Strategy Apple (AAPL) ETF (the “YP Apple Fund”) seeks to provide current income.

The YP Apple Fund’s secondary investment objective is to seek exposure to the share price of the common stock of Apple Inc. (“AAPL” or “Apple” or the “Underlying Security”), subject to a limit on potential investment gains.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the YP Apple Fund (“Shares”). Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses

 (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	1.15%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	1.15%
Fee Waiver(1)	(0.16%)
Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement	0.99%

(1)	The YP Apple Fund’s adviser has contractually agreed to limit the Fund’s current operating expenses until September 30, 2027, so that the Total Annual Operating Expenses After Fee Waiver and Reimbursement (excluding: (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes; and (vi) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the adviser))) will not exceed 0.99% of average daily net assets (“Operating Expenses Limitation Agreement”). These fee waivers and expense reimbursements are subject to possible recoupment from the YP Apple Fund within the three years after the fees have been waived or reimbursed, if such recoupment can be achieved within the lesser of the foregoing expense limits or the expense limits in place at the time of recoupment. This Operating Expenses Limitation Agreement may be terminated only by the Board of Trustees on 60 days’ written notice to the YP Apple Fund’s adviser, Kurv Investment Management LLC.

Example

This Example is intended to help you compare the cost of investing in the YP Apple Fund with the cost of investing in mutual funds and other exchange-traded funds.

The Example assumes that you invest $10,000 in the YP Apple Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the YP Apple Fund’s operating expenses remain the same (including the effect of the Operating Expenses Limitation Agreement through September 30, 2027). The figures shown would be the same whether or not you sold your Shares at the end of each period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$101	$351	$619	$1,387

Portfolio Turnover

The YP Apple Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the YP Apple Fund’s performance. For the fiscal year ended May 31, 2026, the YP Apple Fund’s portfolio turnover rate, excluding in-kind transactions, was 0%.

Principal Investment Strategies

The YP Apple Fund primarily invests under normal circumstances in common stock of Apple Inc. (“AAPL” or the “Underlying Security”) and/or derivative instruments on AAPL, backed by a portfolio of Fixed Income Instruments of varying maturities, which may be represented by options and forwards, as well as Preferred Securities Instruments.

Derivatives are primarily used as substitutes for the Underlying Security because they are expected to produce returns that are substantially similar to those of the Underlying Security. Derivatives used by the YP Apple Fund are expected to produce a significant portion of the Fund’s returns. The YP Apple Fund does not invest more than 25% of its assets in over-the-counter derivative contracts with any one counterparty.

“Fixed Income Instruments” include bonds, debt securities, and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities, as well as ETPs on such instruments and options on such ETPs. “Preferred Securities Instruments” consist of preferred securities of U.S. companies and ETPs primarily investing in preferred securities. The YP Apple Fund may invest in U.S. and non-U.S. Fixed Income Instruments of any maturity or duration.

The YP Apple Fund primarily uses option contracts on the Underlying Security, including FLEX options, to gain exposure to the Underlying Security. The value of option contracts on the Underlying Security should closely track changes in the Underlying Security’s prices.

The YP Apple Fund may gain long exposure by purchasing shares of the Underlying Security or creating a synthetic long position. To achieve a synthetic long exposure, the YP Apple Fund may gain exposure through buying call options of the Underlying Security and, simultaneously, selling put options of the Underlying Security with the same expiries and strike prices to try to replicate the price movements of the Underlying Security. The combination of the long call options and sold put options seeks to provide the YP Apple Fund with investment exposure to the Underlying Security for the duration of the applicable option exposure. The synthetic long position in the Underlying Security will not exceed 200% of net asset value.

Under normal circumstances, the YP Apple Fund invests at least 80% of its net assets plus any borrowings for investment purposes in the Underlying Security or derivatives on the Underlying Security. Additionally, for the purposes of complying with its 80% investment policy, the YP Apple Fund will use the notional value of the derivatives it holds.

The YP Apple Fund may invest, without limitation, in derivative instruments, such as options, including FLEX options, forward and futures contracts, options on futures, or swap agreements, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information.

As part of its strategy, the YP Apple Fund may employ various option strategies to generate income and/or to preserve capital. Examples of these strategies include:

Covered Call Writing

As part of its strategy, the YP Apple Fund may write (sell) call option contracts on the Underlying Security to generate income. If the YP Apple Fund gains long exposure synthetically, since the Fund does not directly own shares, these written call options will be sold short (i.e., selling a position it does not currently own). Any amount of covered call writing above the direct and synthetic long positions will be considered uncovered. The Adviser may engage in uncovered calls rather than covered calls when it believes there might be a mispricing of volatility in the market.

It is important to note that the sale of the Underlying Security’s call option contracts will limit the YP Apple Fund’s participation in the appreciation in the Underlying Security’s price. If the price of the Underlying Security increases, the above-referenced synthetic exposure and/or direct holding of the Underlying Security would allow the YP Apple Fund to experience similar percentage gains. However, if the Underlying Security’s price appreciates beyond the strike price of one or more of the sold (short) call option contracts, the YP Apple Fund will lose money on those short call positions, and the losses will, in turn, limit the upside return of the Fund’s synthetic and long Underlying Security exposure. As a result, the YP Apple Fund’s overall strategy (i.e., the combination of the synthetic and/or long exposure to the Underlying Security and the sold (short) call positions on the Underlying Security) will limit the Fund’s participation in gains in the Underlying Security’s price beyond a certain point.

When the YP Apple Fund engages in covered call writing with respect to a security, it receives cash from the buyer of the call option who in exchange for that cash obtains the right to purchase the security on or before the expiration date at a predetermined price called the strike price. Writing covered call options is also considered a long/short strategy. Generally, the notional principal amount of written covered call options will not exceed the principal amount of the synthetic or long position in the security; however, the YP Apple Fund may write call options for an amount in excess of the value of a security position in the Fund’s portfolio.

Uncovered Call and/or Put Writing

The YP Apple Fund may also write (i.e., sell) uncovered call options on securities or instruments in which it may invest but that are not currently held by the Fund. The principal reason for writing uncovered call options is to realize income without committing capital to the ownership of the Underlying Security. When writing uncovered call options, the YP Apple Fund must deposit and maintain sufficient margin with the broker-dealer through which it made the uncovered call option as collateral to ensure that the securities can be purchased for delivery if and when the option is exercised. During periods of declining securities prices or when prices are stable, writing uncovered calls can be a profitable strategy to increase the YP Apple Fund’s income with minimal capital risk. Uncovered calls are riskier than covered calls because there is no underlying security held by the YP Apple Fund that can act as a partial hedge. Uncovered calls have speculative characteristics and the potential for loss is unlimited. When an uncovered call is exercised, the YP Apple Fund must purchase the Underlying Security to meet its call obligation. There is also a risk, especially with preferred and debt securities that lack sufficient liquidity, that the securities may not be available for purchase. If the purchase price exceeds the exercise price, the YP Apple Fund will lose the difference.

The YP Apple Fund also may write (i.e., sell) uncovered put options on securities or instruments in which it may invest but with respect to which the Fund does not currently have a corresponding short position or has not deposited as collateral cash equal to the exercise value of the put option with the broker-dealer through which it made the uncovered put option. The principal reason for writing uncovered put options is to receive premium income and to acquire such securities or instruments at a net cost below the current market value. The YP Apple Fund has the obligation to buy the securities or instruments at an agreed upon price if the price of the securities or instruments decreases below the exercise price. If the price of the securities or instruments increases during the option period, the option will expire worthless and the YP Apple Fund will retain the premium and will not have to purchase the securities or instruments at the exercise price.

Call or Put Spreads

The YP Apple Fund may write (sell) call or put spreads instead of stand-alone call option contracts to seek increased participation in the potential appreciation of the Underlying Security’s share price, while still generating net premium income. In a call option spread, the YP Apple Fund may sell (write) an out-of-the-money call option (above the current market price) while also purchasing another call option that is further out of the money. Similarly, in a put option spread, the YP Apple Fund may sell (write) an out-of-the-money put option (below the current market price) while purchasing a further out-of-the-money put option.

Risk Reversals or Protective Collars

The YP Apple Fund may write (sell) risk reversals rather than stand-alone call option contracts to seek to limit loss from declines in the Underlying Security’s share price. The cost of this protection would be offset by the premiums earned from a written call option. In a risk reversal, the YP Apple Fund may sell (write) an out-of-the-money call option (above the current market price) while simultaneously purchasing an out-of-the-money put option.

Protective Puts

The YP Apple Fund may purchase out-of-the-money protective put options to seek to limit loss from its Underlying Security share price. The cost of protection may reduce the income generated in the portfolio.

Call Purchases

The YP Apple Fund may purchase call options to seek to gain price appreciation from the Underlying Security’s share price. The cost of the purchase may reduce the income generated in the portfolio.

The YP Apple Fund intends to utilize traditional exchange-traded options contracts and/or Flexible Exchange® Options (“FLEX Options”). Traditional exchange-traded options have standardized terms, such as the type (call or put), the reference asset, the strike price and expiration date. Exchange-listed options contracts are guaranteed for settlement by the Options Clearing Corporation (“OCC”). FLEX Options are a type of exchange-listed options contract with uniquely customizable terms that allow investors to customize key terms like type, strike price and expiration date that are standardized in a typical options contract. FLEX Options are also guaranteed for settlement by the OCC. Option contracts can either be “American” style or “European” style. The YP Apple Fund generally utilizes European style option contracts, which may only be exercised by the holder of the option contract on the expiration date of such option contract and settled in cash.

As derivatives tracking the Underlying Security may be purchased with a fraction of the assets that would be needed to purchase the securities directly for the equivalent amount of exposure, the remainder of the YP Apple Fund’s assets may be invested in Fixed Income and Preferred Securities Instruments. Kurv actively manages the Fixed Income and Preferred Securities Instruments held by the YP Apple Fund with a view toward enhancing the Fund’s total return.

The YP Apple Fund primarily invests in U.S. dollar-denominated investment grade debt securities, rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings, Inc. (“Fitch”), or, if unrated, determined by Kurv to be of comparable quality. In the event that ratings services assign different ratings to the same security, Kurv will use the highest rating as the credit rating for that security. The YP Apple Fund may invest, without limitation, in U.S. dollar-denominated securities and instruments of foreign issuers as well as in other G10 currencies on a hedged basis.

The YP Apple Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments and Preferred Securities Instruments. The YP Apple Fund may also enter into reverse repurchase agreements. The YP Apple Fund may invest up to 20% of its total assets in high yield securities, including high yield ETFs (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by Kurv to be of comparable quality. In the event that ratings services assign different ratings to the same security, Kurv will use the highest rating as the credit rating for that security.

The YP Apple Fund may invest, without limitation, in mortgage or asset-backed securities, including to-be-announced transactions. The YP Apple Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis. The YP Apple Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buybacks or dollar rolls).

With respect to the YP Apple Fund’s fixed income investments, the Fund may invest, without limitation, in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers, except with respect to such investments, the Fund may only invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity, which means with respect to the Fund’s fixed income investments, the Fund may invest in such instruments without limitation subject to any applicable legal or regulatory limitation). Emerging market countries include any country other than the countries comprising the MSCI World Index (currently, Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States).

With respect to the YP Apple Fund’s fixed income investments, the Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 10% of its total assets. The YP Apple Fund may also invest up to 15% of its total assets in Preferred Securities Instruments.

As a result of its investment strategies, the YP Apple Fund will be concentrated in the industry or group of industries to which AAPL is assigned (i.e., hold 25% or more of its total assets in investments that provide exposure to the industry or group of industries to which AAPL is assigned).

The YP Apple Fund may lend its portfolio securities in order to generate additional income.

The YP Apple Fund is non-diversified.

Information about Apple

Apple Inc. designs, manufactures and markets smartphones, personal computers, tablets, wearables and accessories, and sells a variety of related services. Apple’s principal products include iPhone, Mac, iPad, Apple Watch, AirPods, Apple Vision Pro, Apple TV, HomePod and related accessories.

Apple also offers advertising, AppleCare, cloud, digital content and payment services. Its digital-content platforms include the App Store, and its subscription-based services include Apple Arcade, Apple Fitness+, Apple Music, Apple News+ and Apple TV. The YP Apple Fund invests in Apple’s common stock, which trades under the ticker symbol “AAPL” on The Nasdaq Stock Market LLC.

The YP Apple Fund has derived all disclosures contained in this document regarding Apple from the publicly available documents described above. Neither the YP Apple Fund, the Trust, the Adviser nor any affiliate has participated in the preparation of such documents. Neither the YP Apple Fund, the Trust, the Adviser nor any affiliate makes any representation that such publicly available documents or any other publicly available information regarding Apple is accurate or complete. Furthermore, the YP Apple Fund cannot give any assurance that all events occurring prior to the date of the prospectus (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of Apple have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of, or failure to disclose, material future events concerning Apple could affect the value of the YP Apple Fund’s investments with respect to Apple and therefore the value of the Fund. Lastly, neither the YP Apple Fund, the Trust nor the Adviser, nor any of their respective affiliates, make any representations to investors as to the performance of Apple.

See “Additional Information About the Fund” below for a more detailed description of the synthetic covered call strategy.

PRINCIPAL RISKS OF INVESTING IN THE YP APPLE FUND

The principal risks of investing in the YP Apple Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the YP Apple Fund. Some or all of these risks may adversely affect the YP Apple Fund’s net asset value (“NAV”) per share, trading price, yield, total return, and/or ability to meet its objective. For more information about the risks of investing in the YP Apple Fund, see the section in the Prospectus titled “Additional Information About the Fund — Principal Risks of Investing in the Fund.”

An investment in the YP Apple Fund entails risk. The YP Apple Fund may not achieve its investment objective and there is a risk that you could lose all of your money invested in the Fund. The YP Apple Fund is not a complete investment program. It is important that investors closely review all of the risks listed below and understand them before making an investment in the YP Apple Fund.

Apple Risk: Apple’s business can be impacted by political events, trade and other international disputes, war, terrorism, natural disasters, public health issues, industrial accidents and other business interruptions.

Global markets for Apple’s products and services are highly competitive and subject to rapid technological change, and the company may be unable to compete effectively in these markets.

Derivatives Risk: the risk of investing in derivative instruments (such as forwards, futures, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks, and valuation complexity. Changes in the value of a derivative or other similar investment may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the YP Apple Fund could lose more than the initial amount invested. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the YP Apple Fund. The YP Apple Fund’s use of derivatives or other similar investments may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives or other similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives or other similar investments. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the YP Apple Fund could suffer significant losses on these contracts and the value of an investor’s investment in the Fund may decline. If there is a default by a counterparty, any recovery may be delayed depending on the circumstances of the default. Additionally, OTC derivatives are generally less liquid than exchange-traded derivative instruments because they are not traded on an exchange, do not have uniform terms and conditions, and are generally entered into based upon the creditworthiness of the parties and the availability of credit support, such as collateral, and in general, are not transferable without the consent of the counterparty. The YP Apple Fund may not be able to find a suitable derivatives counterparty, and thus may be unable to invest in derivatives altogether. The primary credit risk on derivatives or similar investments that are exchange-traded or traded through a central clearing counterparty, on the other hand, resides with the YP Apple Fund’s clearing broker or the clearinghouse. Changes in regulation relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact the YP Apple Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives or other similar investments and/or adversely affect the value of derivatives or other similar investments and the Fund’s performance.

Options Risk: Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. The YP Apple Fund may not fully benefit from or may lose money on an option if changes in its value do not correspond as anticipated to changes in the value of the Underlying Security. If the YP Apple Fund is not able to sell an option held in its portfolio, it would have to exercise the option to realize any profit and would incur transaction costs upon the purchase or sale of the Underlying Security. Ownership of options involves the payment of premiums, which may adversely affect the YP Apple Fund’s performance. To the extent that the YP Apple Fund invests in over-the-counter options, the Fund may be exposed to counterparty risk.

FLEX Options Risk: The YP Apple Fund may use FLEX Options issued and guaranteed for settlement by the OCC. The YP Apple Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the YP Apple Fund could suffer significant losses. Additionally, FLEX Options may be less liquid than certain other securities, such as standardized options. In less liquid markets for the FLEX Options, the YP Apple Fund may have difficulty closing out certain FLEX Options positions at desired times and prices. In connection with the creation and redemption of Shares, to the extent market participants are not willing or able to enter into FLEX Option transactions with the YP Apple Fund at prices that reflect the market price of the Shares, the Fund’s NAV and, in turn, the share price of the Fund, could be negatively impacted. The FLEX Options utilized by the YP Apple Fund are exercisable at the strike price on their expiration date. As a FLEX Option approaches its expiration date, its value typically increasingly moves with the value of the Underlying Security. However, prior to such date, the value of the FLEX Options does not increase or decrease at the same rate as the Underlying Security’s share price on a day-to-day basis (although they generally move in the same direction). The value of the FLEX Options held by the YP Apple Fund will be determined based on market quotations or other recognized pricing methods. The value of the underlying FLEX Options will be affected by, among others, changes in the Underlying Security’s share price, changes in interest rates and the remaining time until the FLEX Options expire.

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the YP Apple Fund has invested in, the Fund may not recoup the full amount of its initial investment or may not realize the full anticipated earnings from the investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk: the risk that the YP Apple Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, or the issuer or guarantor of collateral, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

Currency Risk: the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the YP Apple Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Exchange-Traded Fund (ETF) Structure Risk: The YP Apple Fund is structured as an exchange-traded fund and as a result is subject to special risks, including:

●	Market Price Variance Risk. The market prices of shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

●	Authorized Participant Risk. In times of market stress, market makers may step away from their role market making in shares of exchange-traded funds and in executing trades, which can lead to differences between the market value of the YP Apple Fund’s shares and the Fund’s NAV.

●	Trading Issues: In stressed market conditions, the market for the YP Apple Fund’s shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the YP Apple Fund’s shares may, in turn, lead to differences between the market value of the Fund’s shares and the Fund’s NAV.

●	Absence of Active Trading Market Risk. An active trading market for the YP Apple Fund’s shares may not be developed or maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. If the YP Apple Fund’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may limit the market for the Fund’s shares.

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the YP Apple Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Interest Rate Risk: the risk that fixed income securities will fluctuate in value because of a change in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Investing in Other Investment Companies Risk: Investments in the securities of other investment companies, including ETFs, may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the YP Apple Fund becomes a shareholder thereof. As a result, Fund shareholders indirectly bear the YP Apple Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment companies, in addition to the fees and expenses Fund shareholders indirectly bear in connection with the Fund’s own operations. If the other investment companies fail to achieve their investment objectives, the value of the YP Apple Fund’s investment will decline, adversely affecting the Fund’s performance. In addition, ETF shares potentially may trade at a discount or a premium to NAV and are subject to brokerage and other trading costs, which could result in greater expenses to the YP Apple Fund. Finally, because the value of ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the YP Apple Fund’s holdings in those shares at the most optimal time, adversely affecting the Fund’s performance.

Leveraging Risk: the risk that certain transactions of the YP Apple Fund, such as reverse repurchase agreements, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the YP Apple Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Management Risk: the risk that the investment techniques and risk analyses applied by Kurv will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to Kurv and the portfolio managers in connection with managing the YP Apple Fund and may cause Kurv to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the YP Apple Fund will be achieved.

Market Risk: the risk that the value of securities owned by the YP Apple Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Mortgage-Related and Other Asset-Backed Securities Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk. The YP Apple Fund may invest in any tranche of mortgage-related or other asset-backed securities, including junior and/or equity tranches (to the extent consistent with the Fund’s other guidelines), which generally carry higher levels of the foregoing risks.

NAV Erosion Risk Due to Distributions: When a Fund makes a distribution, the YP Apple Fund’s NAV will typically drop by the amount of the distribution on the related ex-dividend date. The repeated payment of distributions by the YP Apple Fund, if any, may significantly erode the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment in Fund shares.

Non-Diversification Risk: The YP Apple Fund’s portfolio may focus on a limited number of investments and will be subject to the potential for more volatility than a diversified fund.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the YP Apple Fund may lose money and there may be a delay in recovering the loaned securities. The YP Apple Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Short Exposure Risk: the risk of entering into short sales or other short positions, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale or other short position will not fulfill its contractual obligations, causing a loss to the YP Apple Fund.

Small Fund Risk:  the risk that a smaller fund may not achieve investment or trading efficiencies. Additionally, a smaller fund may be more adversely affected by large purchases or redemptions of fund shares.

Sovereign Debt Risk: the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Tax Risk: The YP Apple Fund invests in derivatives. The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset. Derivatives may produce taxable income and taxable realized gain. Derivatives may adversely affect the timing, character and amount of income the YP Apple Fund realizes from its investments. As a result, a larger portion of the YP Apple Fund’s distributions may be treated as ordinary income rather than as capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code. If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by the YP Apple Fund. The use of derivatives, such as call options, may cause the YP Apple Fund to realize higher amounts of short-term capital gains or otherwise affect the Fund’s ability to pay out dividends subject to preferential rates or the dividend deduction, thereby increasing the amount of taxes payable by some shareholders. The writing of call options by the YP Apple Fund may significantly reduce or eliminate the ability to make distributions eligible to be treated as qualified dividend income or as eligible for the dividends received deduction for corporate shareholders.

Performance

The following performance information provides some indication of the risks of investing in the YP Apple Fund by showing changes in the Fund’s performance over time. The following bar chart shows the YP Apple Fund’s annual returns. The table illustrates how the YP Apple Fund’s average annual returns for the 1-year and since inception periods compare with those of a broad measure of market performance. Although past performance of the YP Apple Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund. Updated performance information will be available on the YP Apple Fund’s website at www.kurvinvest.com.

Prior performance shown below is for the Predecessor YP Apple Fund (the Kurv Yield Premium Strategy Apple (AAPL) ETF) for periods prior to November 18, 2024. The YP Apple Fund has adopted the performance of the Predecessor YP Apple Fund as a result of a reorganization in which the Fund has acquired all the assets and liabilities of the Predecessor YP Apple Fund (the “Reorganization”). Prior to the Reorganization, the YP Apple Fund was a newly formed “shell” fund with no assets and had not commenced operations.

The YP Apple Fund’s year-to-date return as of the most recent calendar quarter ended June 30, 2026, was 5.77%.

During the period shown in the bar chart, the best performance for a quarter was 15.11% for the quarter ended September 30, 2025. The worst performance was -10.49% for the quarter ended March 31, 2025.

Average Annual Total Returns for the periods ended December 31, 2025

	One Year	Since Inception*
YP Apple Fund
Return Before Taxes	4.94%	16.04%
Return After Taxes on Distributions	3.93%	12.33%
Return After Taxes on Distributions and Sale of Fund Shares	2.85%	10.60%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	17.88%	27.71%

*	The YP Apple Fund commenced operations on October 26, 2023.

After-tax returns are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown. If you own shares of the YP Apple Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder.

The S&P 500 Total Return Index is an unmanaged market-capitalization-weighted index of 500 of the largest capitalized U.S. domiciled companies. Index returns assume reinvestment of dividends. Investors may not invest in the indexes directly; unlike the YP Apple Fund’s returns, the indexes do not reflect any fees or expenses.

Investment Adviser: Kurv Investment Management LLC

Portfolio Manager: Dominique Tersin (since November 2024) serves as portfolio manager for the YP Apple Fund.

Purchase and Sale of Fund Shares: The YP Apple Fund is an ETF. Individual Shares of the YP Apple Fund may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker-dealer at a market price. Because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (at a premium), at NAV or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the YP Apple Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Shares based on trading volume and market liquidity and is generally lower if the YP Apple Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity. Recent information regarding the YP Apple Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.kurvinvest.com.

Tax Information: The YP Apple Fund’s distributions will be taxable to you, generally as ordinary income unless you are invested through a tax-advantaged arrangement, such as a 401(k) plan, IRA or other tax-advantaged account; in such cases, you may be subject to tax when assets are withdrawn from such tax-advantaged arrangement. A sale of the YP Apple Fund’s Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Shares of the YP Apple Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser and/or its related companies may pay the Intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the YP Apple Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

KURV YIELD PREMIUM STRATEGY GOOGLE (GOOGL) ETF (TICKER: GOOP) - SUMMARY

Investment Objective

The Kurv Yield Premium Strategy Google (GOOGL) ETF (the “YP Google Fund”) seeks to provide current income.

The YP Google Fund’s secondary investment objective is to seek exposure to the share price of the common stock of Alphabet Inc. (“GOOGL” or “Google” or the “Underlying Security”), subject to a limit on potential investment gains.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the YP Google Fund (“Shares”). Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.15%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	1.15%
Fee Waiver(1)	(0.16%)
Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement	0.99%

(1)	The YP Google Fund’s adviser has contractually agreed to limit the Fund’s current operating expenses until September 30, 2027, so that the Total Annual Operating Expenses After Fee Waiver and Reimbursement (excluding: (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes; and (vi) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the adviser))) will not exceed 0.99% of average daily net assets (“Operating Expenses Limitation Agreement”). These fee waivers and expense reimbursements are subject to possible recoupment from the YP Google Fund within the three years after the fees have been waived or reimbursed, if such recoupment can be achieved within the lesser of the foregoing expense limits or the expense limits in place at the time of recoupment. This Operating Expenses Limitation Agreement may be terminated only by the Board of Trustees on 60 days’ written notice to the YP Google Fund’s adviser, Kurv Investment Management LLC.

Example

This Example is intended to help you compare the cost of investing in the YP Google Fund with the cost of investing in mutual funds and other exchange-traded funds.

The Example assumes that you invest $10,000 in the YP Google Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the YP Google Fund’s operating expenses remain the same (including the effect of the Operating Expenses Limitation Agreement through September 30, 2027). The figures shown would be the same whether or not you sold your Shares at the end of each period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$101	$351	$619	$1,387

Portfolio Turnover

The YP Google Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the YP Google Fund’s performance. For the fiscal year ended May 31, 2026, the YP Google Fund’s portfolio turnover rate, excluding in-kind transactions, was 0%.

Principal Investment Strategies

The YP Google Fund primarily invests under normal circumstances in common stock of Alphabet Inc. (“GOOGL” or the “Underlying Security”) and/or derivative instruments on GOOGL, backed by a portfolio of Fixed Income Instruments of varying maturities, which may be represented by options and forwards, as well as Preferred Securities Instruments.

Derivatives are primarily used as substitutes for the Underlying Security because they are expected to produce returns that are substantially similar to those of the Underlying Security. Derivatives used by the YP Google Fund are expected to produce a significant portion of the Fund’s returns. The YP Google Fund does not invest more than 25% of its assets in over-the-counter derivative contracts with any one counterparty.

“Fixed Income Instruments” include bonds, debt securities, and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities, as well as ETPs on such instruments and options on such ETPs. “Preferred Securities Instruments” consist of preferred securities of U.S. companies and ETPs primarily investing in preferred securities. The YP Google Fund may invest in U.S. and non-U.S. Fixed Income Instruments of any maturity or duration.

The YP Google Fund primarily uses option contracts on the Underlying Security, including FLEX options, to gain exposure to the Underlying Security. The value of option contracts on the Underlying Security should closely track changes in the Underlying Security’s prices.

The YP Google Fund may gain long exposure by purchasing shares of the Underlying Security or creating a synthetic long position. To achieve a synthetic long exposure, the YP Google Fund may gain exposure through buying call options of the Underlying Security and, simultaneously, selling put options of the Underlying Security with the same expiries and strike prices to try to replicate the price movements of the Underlying Security. The combination of the long call options and sold put options seeks to provide the YP Google Fund with investment exposure to the Underlying Security for the duration of the applicable option exposure. The synthetic long position in the Underlying Security will not exceed 200% of net asset value.

Under normal circumstances, the YP Google Fund invests at least 80% of its net assets plus any borrowings for investment purposes in the Underlying Security or derivatives on the Underlying Security. Additionally, for the purposes of complying with its 80% investment policy, the YP Google Fund will use the notional value of the derivatives it holds.

The YP Google Fund may invest, without limitation, in derivative instruments, such as options, including FLEX options, forward and futures contracts, options on futures, or swap agreements, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information.

As part of its strategy, the YP Google Fund may employ various option strategies to generate income and/or to preserve capital. Examples of these strategies include:

Covered Call Writing

As part of its strategy, the YP Google Fund may write (sell) call option contracts on the Underlying Security to generate income. If the YP Google Fund gains long exposure synthetically, since the Fund does not directly own shares, these written call options will be sold short (i.e., selling a position it does not currently own). Any amount of covered call writing above the direct and synthetic long positions will be considered uncovered. The Adviser may engage in uncovered calls rather than covered calls when it believes there might be a mispricing of volatility in the market.

It is important to note that the sale of the Underlying Security’s call option contracts will limit the YP Google Fund’s participation in the appreciation in the Underlying Security’s price. If the price of the Underlying Security increases, the above-referenced synthetic exposure and/or direct holding of the Underlying Security would allow the YP Google Fund to experience similar percentage gains. However, if the Underlying Security’s price appreciates beyond the strike price of one or more of the sold (short) call option contracts, the YP Google Fund will lose money on those short call positions, and the losses will, in turn, limit the upside return of the Fund’s synthetic and long Underlying Security exposure. As a result, the YP Google Fund’s overall strategy (i.e., the combination of the synthetic and/or long exposure to the Underlying Security and the sold (short) call positions on the Underlying Security) will limit the Fund’s participation in gains in the Underlying Security’s price beyond a certain point.

When the YP Google Fund engages in covered call writing with respect to a security, it receives cash from the buyer of the call option who in exchange for that cash obtains the right to purchase the security on or before the expiration date at a predetermined price called the strike price. Writing covered call options is also considered a long/short strategy. Generally, the notional principal amount of written covered call options will not exceed the principal amount of the synthetic or long position in the security; however, the YP Google Fund may write call options for an amount in excess of the value of a security position in the Fund’s portfolio.

Uncovered Call and/or Put Writing

The YP Google Fund may also write (i.e., sell) uncovered call options on securities or instruments in which it may invest but that are not currently held by the Fund. The principal reason for writing uncovered call options is to realize income without committing capital to the ownership of the Underlying Security. When writing uncovered call options, the YP Google Fund must deposit and maintain sufficient margin with the broker-dealer through which it made the uncovered call option as collateral to ensure that the securities can be purchased for delivery if and when the option is exercised. During periods of declining securities prices or when prices are stable, writing uncovered calls can be a profitable strategy to increase the YP Google Fund’s income with minimal capital risk. Uncovered calls are riskier than covered calls because there is no underlying security held by the YP Google Fund that can act as a partial hedge. Uncovered calls have speculative characteristics and the potential for loss is unlimited. When an uncovered call is exercised, the YP Google Fund must purchase the Underlying Security to meet its call obligation. There is also a risk, especially with preferred and debt securities that lack sufficient liquidity, that the securities may not be available for purchase. If the purchase price exceeds the exercise price, the YP Google Fund will lose the difference.

The YP Google Fund also may write (i.e., sell) uncovered put options on securities or instruments in which it may invest but with respect to which the Fund does not currently have a corresponding short position or has not deposited as collateral cash equal to the exercise value of the put option with the broker-dealer through which it made the uncovered put option. The principal reason for writing uncovered put options is to receive premium income and to acquire such securities or instruments at a net cost below the current market value. The YP Google Fund has the obligation to buy the securities or instruments at an agreed upon price if the price of the securities or instruments decreases below the exercise price. If the price of the securities or instruments increases during the option period, the option will expire worthless and the YP Google Fund will retain the premium and will not have to purchase the securities or instruments at the exercise price.

Call or Put Spreads

The YP Google Fund may write (sell) call or put spreads instead of stand-alone call option contracts to seek increased participation in the potential appreciation of the Underlying Security’s share price, while still generating net premium income. In a call option spread, the YP Google Fund may sell (write) an out-of-the-money call option (above the current market price) while also purchasing another call option that is further out of the money. Similarly, in a put option spread, the YP Google Fund may sell (write) an out-of-the-money put option (below the current market price) while purchasing a further out-of-the-money put option.

Risk Reversals or Protective Collars

The YP Google Fund may write (sell) risk reversals rather than stand-alone call option contracts to seek to limit loss from declines in the Underlying Security’s share price. The cost of this protection would be offset by the premiums earned from a written call option. In a risk reversal, the YP Google Fund may sell (write) an out-of-the-money call option (above the current market price) while simultaneously purchasing an out-of-the-money put option.

Protective Puts

The YP Google Fund may purchase out-of-the-money protective put options to seek to limit loss from its Underlying Security share price. The cost of protection may reduce the income generated in the portfolio.

Call Purchases

The YP Google Fund may purchase call options to seek to gain price appreciation from the Underlying Security’s share price. The cost of the purchase may reduce the income generated in the portfolio.

The YP Google Fund intends to utilize traditional exchange-traded options contracts and/or Flexible Exchange® Options (“FLEX Options”). Traditional exchange-traded options have standardized terms, such as the type (call or put), the reference asset, the strike price and expiration date. Exchange-listed options contracts are guaranteed for settlement by the Options Clearing Corporation (“OCC”). FLEX Options are a type of exchange-listed options contract with uniquely customizable terms that allow investors to customize key terms like type, strike price and expiration date that are standardized in a typical options contract. FLEX Options are also guaranteed for settlement by the OCC. Option contracts can either be “American” style or “European” style. The YP Google Fund generally utilizes European style option contracts, which may only be exercised by the holder of the option contract on the expiration date of such option contract and settled in cash.

As derivatives tracking the Underlying Security may be purchased with a fraction of the assets that would be needed to purchase the securities directly for the equivalent amount of exposure, the remainder of the YP Google Fund’s assets may be invested in Fixed Income and Preferred Securities Instruments. Kurv actively manages the Fixed Income and Preferred Securities Instruments held by the YP Google Fund with a view toward enhancing the Fund’s total return.

The YP Google Fund primarily invests in U.S. dollar-denominated investment grade debt securities, rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings, Inc. (“Fitch”), or, if unrated, determined by Kurv to be of comparable quality. In the event that ratings services assign different ratings to the same security, Kurv will use the highest rating as the credit rating for that security. The YP Google Fund may invest, without limitation, in U.S. dollar-denominated securities and instruments of foreign issuers as well as in other G10 currencies on a hedged basis.

The YP Google Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments and Preferred Securities Instruments. The YP Google Fund may also enter into reverse repurchase agreements. The YP Google Fund may invest up to 20% of its total assets in high yield securities, including high yield ETFs (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by Kurv to be of comparable quality. In the event that ratings services assign different ratings to the same security, Kurv will use the highest rating as the credit rating for that security.

The YP Google Fund may invest, without limitation, in mortgage or asset-backed securities, including to-be-announced transactions. The YP Google Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis. The YP Google Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buybacks or dollar rolls).

With respect to the YP Google Fund’s fixed income investments, the Fund may invest, without limitation, in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers, except with respect to such investments, the Fund may only invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity, which means with respect to the Fund’s fixed income investments, the Fund may invest in such instruments without limitation subject to any applicable legal or regulatory limitation). Emerging market countries include any country other than the countries comprising the MSCI World Index (currently, Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States).

With respect to the YP Google Fund’s fixed income investments, the Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 10% of its total assets. The YP Google Fund may also invest up to 15% of its total assets in Preferred Securities Instruments.

As a result of its investment strategies, the YP Google Fund will be concentrated in the industry or group of industries to which GOOGL is assigned (i.e., hold 25% or more of its total assets in investments that provide exposure to the industry or group of industries to which GOOGL is assigned).

The YP Google Fund may lend its portfolio securities in order to generate additional income.

The YP Google Fund is non-diversified.

Information about Alphabet Inc.

Alphabet Inc. is a collection of businesses, the largest of which are Google Services and Google Cloud. Google Services’ core products and platforms include ads, Android, Chrome, hardware, Gmail, Google Drive, Google Maps, Google Photos, Google Play, Search, and YouTube. Google Cloud is a company built in the cloud. Google offers infrastructure, security, data management, analytics and AI services. Google provides businesses with features like data migration, modern development environments, and machine learning tools to provide enterprise-ready cloud services, including Google Cloud Platform and Google Workspace. The YP Google Fund invests in Class A stock, which is the voting stock.

Google Cloud Platform enables developers to build, test, and deploy applications on its highly scalable and reliable infrastructure. Google Workspace collaboration tools include apps like Gmail, Docs, Drive, Calendar and Meet, which are designed with real-time collaboration and machine intelligence to help people work smarter. Google invests in emerging businesses at various stages of development, ranging from those in the R&D phase to those that are in the beginning stages of commercialization.

The YP Google Fund has derived all disclosures contained in this document regarding Alphabet from the publicly available documents described above. Neither the YP Google Fund, the Trust, the Adviser nor any affiliate has participated in the preparation of such documents. Neither the YP Google Fund, the Trust, the Adviser nor any affiliate makes any representation that such publicly available documents or any other publicly available information regarding Alphabet is accurate or complete. Furthermore, the YP Google Fund cannot give any assurance that all events occurring prior to the date of the prospectus (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of Alphabet have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of, or failure to disclose, material future events concerning Alphabet could affect the value of the YP Google Fund’s investments with respect to Alphabet and therefore the value of the Fund. Lastly, neither the YP Google Fund, the Trust nor the Adviser, nor any of their respective affiliates, make any representations to investors as to the performance of Alphabet.

See “Additional Information About the Fund” below for a more detailed description of the synthetic covered call strategy.

PRINCIPAL RISKS OF INVESTING IN THE YP GOOGLE FUND

The principal risks of investing in the YP Google Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the YP Google Fund. Some or all of these risks may adversely affect the YP Google Fund’s net asset value (“NAV”) per share, trading price, yield, total return, and/or ability to meet its objective. For more information about the risks of investing in the YP Google Fund, see the section in the Prospectus titled “Additional Information About the Fund — Principal Risks of Investing in the Fund.”

An investment in the YP Google Fund entails risk. The YP Google Fund may not achieve its investment objective and there is a risk that you could lose all of your money invested in the Fund. The YP Google Fund is not a complete investment program. It is important that investors closely review all of the risks listed below and understand them before making an investment in the YP Google Fund.

Google Risk: Google generates a significant portion of its revenues from advertising, and reduced spending by advertisers, a loss of partners, or new and existing technologies that block ads online and/or affect its ability to customize ads could harm its business. Google’s ongoing investment in new businesses, products, services, and technologies is inherently risky, and could divert management attention and harm its financial condition and operating results.

Google’s revenue growth rate could decline over time. Its intellectual property rights are valuable, and any inability to protect them could reduce the value of its products, services, and brands as well as affect its ability to compete. Google’s business depends on strong brands, and failing to maintain and enhance its brands would hurt its ability to expand its base of users, advertisers, customers, content providers, and other partners.

Google faces a number of manufacturing and supply chain risks that could harm its financial condition, operating results, and prospects. Interruption to, interference with, or failure of its complex information technology and communications systems could hurt its ability to effectively provide its products and services, which could harm its reputation, financial condition, and operating results. In addition, problems with the design or implementation of its new global enterprise resource planning system could harm its business and operations. Google’s international operations expose it to additional risks that could harm its business, its financial condition, and operating results.

People access the Internet through a variety of platforms and devices that continue to evolve with the advancement of technology and user preferences. If manufacturers and users do not widely adopt versions of Google’s products and services developed for these interfaces, its business could be harmed.

Data privacy and security concerns relating to Google’s technology and its practices could damage its reputation, cause it to incur significant liability, and deter current and potential users or customers from using its products and services. Software bugs or defects, security breaches, and attacks on Google’s systems could result in the improper disclosure and use of user data and interference with its users’ and customers’ ability to use its products and services, harming its business operations and reputation.

Google’s ongoing investments in safety, security, and content review will likely continue to identify abuse of its platforms and misuse of user data. Problematic content on its platforms, including low-quality user-generated content, web spam, content farms, and other violations of its guidelines could affect the quality of its services, which could damage its reputation and deter its current and potential users from using its products and services.

Google’s business depends on continued and unimpeded access to the Internet by it and its users. Internet access providers may be able to restrict, block, degrade, or charge for access to certain of its products and services, which could lead to additional expenses and the loss of users and advertisers.

Google faces increased regulatory scrutiny as well as changes in regulatory conditions, laws, and policies governing a wide range of topics that may negatively affect its business. A variety of new and existing laws and/or interpretations could harm its business. It is subject to claims, suits, government investigations, other proceedings, and consent decrees that may harm its business, financial condition, and operating results. It may be subject to legal liability associated with providing online services or content. Privacy and data protection regulations are complex and rapidly evolving areas. Any failure or alleged failure to comply with these laws could harm its business, reputation, financial condition, and operating results. Google faces, and may continue to face, intellectual property and other claims that could be costly to defend, result in significant damage awards or other costs (including indemnification awards), and limit its ability to use certain technologies in the future.

Derivatives Risk: the risk of investing in derivative instruments (such as forwards, futures, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks, and valuation complexity. Changes in the value of a derivative or other similar investment may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the YP Google Fund could lose more than the initial amount invested. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the YP Google Fund. The YP Google Fund’s use of derivatives or other similar investments may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives or other similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives or other similar investments. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the YP Google Fund could suffer significant losses on these contracts and the value of an investor’s investment in the Fund may decline. If there is a default by a counterparty, any recovery may be delayed depending on the circumstances of the default. Additionally, OTC derivatives are generally less liquid than exchange-traded derivative instruments because they are not traded on an exchange, do not have uniform terms and conditions, and are generally entered into based upon the creditworthiness of the parties and the availability of credit support, such as collateral, and in general, are not transferable without the consent of the counterparty. The YP Google Fund may not be able to find a suitable derivatives counterparty, and thus may be unable to invest in derivatives altogether. The primary credit risk on derivatives or similar investments that are exchange-traded or traded through a central clearing counterparty, on the other hand, resides with the YP Google Fund’s clearing broker or the clearinghouse. Changes in regulation relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact the YP Google Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives or other similar investments and/or adversely affect the value of derivatives or other similar investments and the Fund’s performance.

Options Risk: Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. The YP Google Fund may not fully benefit from or may lose money on an option if changes in its value do not correspond as anticipated to changes in the value of the Underlying Security. If the YP Google Fund is not able to sell an option held in its portfolio, it would have to exercise the option to realize any profit and would incur transaction costs upon the purchase or sale of the Underlying Security. Ownership of options involves the payment of premiums, which may adversely affect the YP Google Fund’s performance. To the extent that the YP Google Fund invests in over-the-counter options, the Fund may be exposed to counterparty risk.

FLEX Options Risk: The YP Google Fund may use FLEX Options issued and guaranteed for settlement by the OCC. The YP Google Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the YP Google Fund could suffer significant losses. Additionally, FLEX Options may be less liquid than certain other securities, such as standardized options. In less liquid markets for the FLEX Options, the YP Google Fund may have difficulty closing out certain FLEX Options positions at desired times and prices. In connection with the creation and redemption of Shares, to the extent market participants are not willing or able to enter into FLEX Option transactions with the YP Google Fund at prices that reflect the market price of the Shares, the Fund’s NAV and, in turn, the share price of the Fund, could be negatively impacted. The FLEX Options utilized by the YP Google Fund are exercisable at the strike price on their expiration date. As a FLEX Option approaches its expiration date, its value typically increasingly moves with the value of the Underlying Security. However, prior to such date, the value of the FLEX Options does not increase or decrease at the same rate as the Underlying Security’s share price on a day-to-day basis (although they generally move in the same direction). The value of the FLEX Options held by the YP Google Fund will be determined based on market quotations or other recognized pricing methods. The value of the underlying FLEX Options will be affected by, among others, changes in the Underlying Security’s share price, changes in interest rates and the remaining time until the FLEX Options expire.

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the YP Google Fund has invested in, the Fund may not recoup the full amount of its initial investment or may not realize the full anticipated earnings from the investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk: the risk that the YP Google Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, or the issuer or guarantor of collateral, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

Currency Risk: the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the YP Google Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Exchange-Traded Fund (ETF) Structure Risk: The YP Google Fund is structured as an exchange-traded fund and as a result is subject to special risks, including:

●	Market Price Variance Risk: The market prices of shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

●	Authorized Participant Risk: In times of market stress, market makers may step away from their role market making in shares of exchange-traded funds and in executing trades, which can lead to differences between the market value of the YP Google Fund’s shares and the Fund’s NAV.

●	Trading Issues: In stressed market conditions, the market for the YP Google Fund’s shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the YP Google Fund’s shares may, in turn, lead to differences between the market value of the Fund’s shares and the Fund’s NAV.

●	Absence of Active Trading Market Risk: An active trading market for the YP Google Fund’s shares may not be developed or maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. If the YP Google Fund’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may limit the market for the Fund’s shares.

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the YP Google Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Interest Rate Risk: the risk that fixed income securities will fluctuate in value because of a change in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Investing in Other Investment Companies Risk: Investments in the securities of other investment companies, including ETFs, may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the YP Google Fund becomes a shareholder thereof. As a result, Fund shareholders indirectly bear the YP Google Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment companies, in addition to the fees and expenses Fund shareholders indirectly bear in connection with the YP Google Fund’s own operations. If the other investment companies fail to achieve their investment objectives, the value of the YP Google Fund’s investment will decline, adversely affecting the Fund’s performance. In addition, ETF shares potentially may trade at a discount or a premium to NAV and are subject to brokerage and other trading costs, which could result in greater expenses to the YP Google Fund. Finally, because the value of ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the YP Google Fund’s holdings in those shares at the most optimal time, adversely affecting the Fund’s performance.

Leveraging Risk: the risk that certain transactions of the YP Google Fund, such as reverse repurchase agreements, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the YP Google Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Management Risk: the risk that the investment techniques and risk analyses applied by Kurv will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to Kurv and the portfolio managers in connection with managing the YP Google Fund and may cause Kurv to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the YP Google Fund will be achieved.

Market Risk: the risk that the value of securities owned by the YP Google Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Mortgage-Related and Other Asset-Backed Securities Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk. The YP Google Fund may invest in any tranche of mortgage-related or other asset-backed securities, including junior and/or equity tranches (to the extent consistent with the Fund’s other guidelines), which generally carry higher levels of the foregoing risks.

NAV Erosion Risk Due to Distributions: When a Fund makes a distribution, the YP Google Fund’s NAV will typically drop by the amount of the distribution on the related ex-dividend date. The repeated payment of distributions by the YP Google Fund, if any, may significantly erode the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment in Fund shares.

Non-Diversification Risk: The YP Google Fund’s portfolio may focus on a limited number of investments and will be subject to the potential for more volatility than a diversified fund.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the YP Google Fund may lose money and there may be a delay in recovering the loaned securities. The YP Google Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Short Exposure Risk: the risk of entering into short sales or other short positions, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale or other short position will not fulfill its contractual obligations, causing a loss to the YP Google Fund.

Small Fund Risk:  the risk that a smaller fund may not achieve investment or trading efficiencies. Additionally, a smaller fund may be more adversely affected by large purchases or redemptions of fund shares.

Sovereign Debt Risk: the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Tax Risk: The YP Google Fund invests in derivatives. The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset. Derivatives may produce taxable income and taxable realized gain. Derivatives may adversely affect the timing, character and amount of income the YP Google Fund realizes from its investments. As a result, a larger portion of the YP Google Fund’s distributions may be treated as ordinary income rather than as capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code. If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by the YP Google Fund. The use of derivatives, such as call options, may cause the YP Google Fund to realize higher amounts of short-term capital gains or otherwise affect the Fund’s ability to pay out dividends subject to preferential rates or the dividend deduction, thereby increasing the amount of taxes payable by some shareholders. The writing of call options by the YP Google Fund may significantly reduce or eliminate the ability to make distributions eligible to be treated as qualified dividend income or as eligible for the dividends received deduction for corporate shareholders.

Performance

The following performance information provides some indication of the risks of investing in the YP Google Fund by showing changes in the Fund’s performance over time. The following bar chart shows the YP Google Fund’s annual returns. The table illustrates how the YP Google Fund’s average annual returns for the 1-year and since inception periods compare with those of a broad measure of market performance. Although past performance of the YP Google Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund. Updated performance information will be available on the YP Google Fund’s website at www.kurvinvest.com.

Prior performance shown below is for the Predecessor YP Google Fund (the Kurv Yield Premium Strategy Google (GOOGL) ETF) for periods prior to November 18, 2024. The YP Google Fund has adopted the performance of the Predecessor YP Google Fund as a result of a reorganization in which the Fund has acquired all the assets and liabilities of the Predecessor YP Google Fund (the “Reorganization”). Prior to the Reorganization, the YP Google Fund was a newly formed “shell” fund with no assets and had not commenced operations.

The YP Google Fund’s year-to-date return as of the most recent calendar quarter ended June 30, 2026, was 11.84%.

During the period shown in the bar chart, the best performance for a quarter was 30.34% for the quarter ended September 30, 2025. The worst performance was -17.52% for the quarter ended March 31, 2025.

Average Annual Total Returns for the periods ended December 31, 2025

	One Year	Since Inception*
YP Google Fund
Return Before Taxes	51.96%	42.10%
Return After Taxes on Distributions	51.00%	38.01%
Return After Taxes on Distributions and Sale of Fund Shares	30.63%	30.56%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	17.88%	27.44%

*	The YP Google Fund commenced operations on October 30, 2023.

After-tax returns are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown. If you own shares of the YP Google Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder.

The S&P 500 Total Return Index is an unmanaged market-capitalization-weighted index of 500 of the largest capitalized U.S. domiciled companies. Index returns assume reinvestment of dividends. Investors may not invest in the indexes directly; unlike the YP Google Fund’s returns, the indexes do not reflect any fees or expenses.

Investment Adviser: Kurv Investment Management LLC

Portfolio Manager: Dominique Tersin (since November 2024) serves as portfolio manager for the YP Google Fund.

Purchase and Sale of Fund Shares: The YP Google Fund is an ETF. Individual Shares of the YP Google Fund may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker-dealer at a market price. Because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (at a premium), at NAV or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the YP Google Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Shares based on trading volume and market liquidity and is generally lower if the YP Google Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity. Recent information regarding the YP Google Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.kurvinvest.com.

Tax Information: The YP Google Fund’s distributions will be taxable to you, generally as ordinary income unless you are invested through a tax-advantaged arrangement, such as a 401(k) plan, IRA or other tax-advantaged account; in such cases, you may be subject to tax when assets are withdrawn from such tax-advantaged arrangement. A sale of the YP Google Fund’s Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Shares of the YP Google Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser and/or its related companies may pay the Intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the YP Google Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

KURV YIELD PREMIUM STRATEGY MICROSOFT (MSFT) ETF (TICKER: MSFY) - SUMMARY

Investment Objective

The Kurv Yield Premium Strategy Microsoft (MSFT) ETF (the “YP Microsoft Fund”) seeks to provide current income.

The YP Microsoft Fund’s secondary investment objective is to seek exposure to the share price of the common stock of Microsoft Corporation (“MSFT” or “Microsoft” or the “Underlying Security”), subject to a limit on potential investment gains.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the YP Microsoft Fund (“Shares”). Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses

 (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	1.15%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	1.15%
Fee Waiver(1)	(0.16%)
Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement	0.99%

(1)	The YP Microsoft Fund’s adviser has contractually agreed to limit the Fund’s current operating expenses until September 30, 2027, so that the Total Annual Operating Expenses After Fee Waiver and Reimbursement (excluding: (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes; and (vi) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the adviser))) will not exceed 0.99% of average daily net assets (“Operating Expenses Limitation Agreement”). These fee waivers and expense reimbursements are subject to possible recoupment from the YP Microsoft Fund within the three years after the fees have been waived or reimbursed, if such recoupment can be achieved within the lesser of the foregoing expense limits or the expense limits in place at the time of recoupment. This Operating Expenses Limitation Agreement may be terminated only by the Board of Trustees on 60 days’ written notice to the YP Microsoft Fund’s adviser, Kurv Investment Management LLC.

Example

This Example is intended to help you compare the cost of investing in the YP Microsoft Fund with the cost of investing in mutual funds and other exchange-traded funds.

The Example assumes that you invest $10,000 in the YP Microsoft Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the YP Microsoft Fund’s operating expenses remain the same (including the effect of the Operating Expenses Limitation Agreement through September 30, 2027). The figures shown would be the same whether or not you sold your Shares at the end of each period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$101	$351	$619	$1,387

Portfolio Turnover

The YP Microsoft Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the YP Microsoft Fund’s performance. For the fiscal year ended May 31, 2026, the YP Microsoft Fund’s portfolio turnover rate, excluding in-kind transactions, was 0%.

Principal Investment Strategies

The YP Microsoft Fund primarily invests under normal circumstances in common stock of Microsoft Corporation (“MSFT” or the “Underlying Security”) and/or derivative instruments on MSFT, backed by a portfolio of Fixed Income Instruments of varying maturities, which may be represented by options and forwards, as well as Preferred Securities Instruments.

Derivatives are primarily used as substitutes for the Underlying Security because they are expected to produce returns that are substantially similar to those of the Underlying Security. Derivatives used by the YP Microsoft Fund are expected to produce a significant portion of the Fund’s returns. The YP Microsoft Fund does not invest more than 25% of its assets in over-the-counter derivative contracts with any one counterparty.

“Fixed Income Instruments” include bonds, debt securities, and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities, as well as ETPs on such instruments and options on such ETPs. “Preferred Securities Instruments” consist of preferred securities of U.S. companies and ETPs primarily investing in preferred securities. The YP Microsoft Fund may invest in U.S. and non-U.S. Fixed Income Instruments of any maturity or duration.

The YP Microsoft Fund primarily uses option contracts on the Underlying Security, including FLEX options, to gain exposure to the Underlying Security. The value of option contracts on the Underlying Security should closely track changes in the Underlying Security’s prices.

The YP Microsoft Fund may gain long exposure by purchasing shares of the Underlying Security or creating a synthetic long position. To achieve a synthetic long exposure, the YP Microsoft Fund may gain exposure through buying call options of the Underlying Security and, simultaneously, selling put options of the Underlying Security with the same expiries and strike prices to try to replicate the price movements of the Underlying Security. The combination of the long call options and sold put options seeks to provide the YP Microsoft Fund with investment exposure to the Underlying Security for the duration of the applicable option exposure. The synthetic long position in the Underlying Security will not exceed 200% of net asset value.

Under normal circumstances, the YP Microsoft Fund invests at least 80% of its net assets plus any borrowings for investment purposes in the Underlying Security or derivatives on the Underlying Security. Additionally, for the purposes of complying with its 80% investment policy, the YP Microsoft Fund will use the notional value of the derivatives it holds.

The YP Microsoft Fund may invest, without limitation, in derivative instruments, such as options, including FLEX options, forward and futures contracts, options on futures, or swap agreements, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information.

As part of its strategy, the YP Microsoft Fund may employ various option strategies to generate income and/or to preserve capital. Examples of these strategies include:

Covered Call Writing

As part of its strategy, the YP Microsoft Fund may write (sell) call option contracts on the Underlying Security to generate income. If the YP Microsoft Fund gains long exposure synthetically, since the Fund does not directly own shares, these written call options will be sold short (i.e., selling a position it does not currently own). Any amount of covered call writing above the direct and synthetic long positions will be considered uncovered. The Adviser may engage in uncovered calls rather than covered calls when it believes there might be a mispricing of volatility in the market.

It is important to note that the sale of the Underlying Security’s call option contracts will limit the YP Microsoft Fund’s participation in the appreciation in the Underlying Security’s price. If the price of the Underlying Security increases, the above-referenced synthetic exposure and/or direct holding of the Underlying Security would allow the YP Microsoft Fund to experience similar percentage gains. However, if the Underlying Security’s price appreciates beyond the strike price of one or more of the sold (short) call option contracts, the YP Microsoft Fund will lose money on those short call positions, and the losses will, in turn, limit the upside return of the Fund’s synthetic and long Underlying Security exposure. As a result, the YP Microsoft Fund’s overall strategy (i.e., the combination of the synthetic and/or long exposure to the Underlying Security and the sold (short) call positions on the Underlying Security) will limit the Fund’s participation in gains in the Underlying Security’s price beyond a certain point.

When the YP Microsoft Fund engages in covered call writing with respect to a security, it receives cash from the buyer of the call option who in exchange for that cash obtains the right to purchase the security on or before the expiration date at a predetermined price called the strike price. Writing covered call options is also considered a long/short strategy. Generally, the notional principal amount of written covered call options will not exceed the principal amount of the synthetic or long position in the security; however, the YP Microsoft Fund may write call options for an amount in excess of the value of a security position in the Fund’s portfolio.

Uncovered Call and/or Put Writing

The YP Microsoft Fund may also write (i.e., sell) uncovered call options on securities or instruments in which it may invest but that are not currently held by the Fund. The principal reason for writing uncovered call options is to realize income without committing capital to the ownership of the Underlying Security. When writing uncovered call options, the YP Microsoft Fund must deposit and maintain sufficient margin with the broker-dealer through which it made the uncovered call option as collateral to ensure that the securities can be purchased for delivery if and when the option is exercised. During periods of declining securities prices or when prices are stable, writing uncovered calls can be a profitable strategy to increase the YP Microsoft Fund’s income with minimal capital risk. Uncovered calls are riskier than covered calls because there is no underlying security held by the YP Microsoft Fund that can act as a partial hedge. Uncovered calls have speculative characteristics and the potential for loss is unlimited. When an uncovered call is exercised, the YP Microsoft Fund must purchase the Underlying Security to meet its call obligation. There is also a risk, especially with preferred and debt securities that lack sufficient liquidity, that the securities may not be available for purchase. If the purchase price exceeds the exercise price, the YP Microsoft Fund will lose the difference.

The YP Microsoft Fund also may write (i.e., sell) uncovered put options on securities or instruments in which it may invest but with respect to which the Fund does not currently have a corresponding short position or has not deposited as collateral cash equal to the exercise value of the put option with the broker-dealer through which it made the uncovered put option. The principal reason for writing uncovered put options is to receive premium income and to acquire such securities or instruments at a net cost below the current market value. The YP Microsoft Fund has the obligation to buy the securities or instruments at an agreed upon price if the price of the securities or instruments decreases below the exercise price. If the price of the securities or instruments increases during the option period, the option will expire worthless and the YP Microsoft Fund will retain the premium and will not have to purchase the securities or instruments at the exercise price.

Call or Put Spreads

The YP Microsoft Fund may write (sell) call or put spreads instead of stand-alone call option contracts to seek increased participation in the potential appreciation of the Underlying Security’s share price, while still generating net premium income. In a call option spread, the YP Microsoft Fund may sell (write) an out-of-the-money call option (above the current market price) while also purchasing another call option that is further out of the money. Similarly, in a put option spread, the YP Microsoft Fund may sell (write) an out-of-the-money put option (below the current market price) while purchasing a further out-of-the-money put option.

Risk Reversals or Protective Collars

The YP Microsoft Fund may write (sell) risk reversals rather than stand-alone call option contracts to seek to limit loss from declines in the Underlying Security’s share price. The cost of this protection would be offset by the premiums earned from a written call option. In a risk reversal, the YP Microsoft Fund may sell (write) an out-of-the-money call option (above the current market price) while simultaneously purchasing an out-of-the-money put option.

Protective Puts

The YP Microsoft Fund may purchase out-of-the-money protective put options to seek to limit losses resulting from declines in the Underlying Security’s share price. The cost of protection may reduce the income generated in the portfolio.

Call Purchases

The YP Microsoft Fund may purchase call options to seek to gain price appreciation from the Underlying Security’s share price. The cost of the purchase may reduce the income generated in the portfolio.

The YP Microsoft Fund intends to utilize traditional exchange-traded options contracts and/or Flexible Exchange® Options (“FLEX Options”). Traditional exchange-traded options have standardized terms, such as the type (call or put), the reference asset, the strike price and expiration date. Exchange-listed options contracts are guaranteed for settlement by the Options Clearing Corporation (“OCC”). FLEX Options are a type of exchange-listed options contract with uniquely customizable terms that allow investors to customize key terms like type, strike price and expiration date that are standardized in a typical options contract. FLEX Options are also guaranteed for settlement by the OCC. Option contracts can either be “American” style or “European” style. The YP Microsoft Fund generally utilizes European style option contracts, which may only be exercised by the holder of the option contract on the expiration date of such option contract and settled in cash.

As derivatives tracking the Underlying Security may be purchased with a fraction of the assets that would be needed to purchase the securities directly for the equivalent amount of exposure, the remainder of the YP Microsoft Fund’s assets may be invested in Fixed Income and Preferred Securities Instruments. Kurv actively manages the Fixed Income and Preferred Securities Instruments held by the YP Microsoft Fund with a view toward enhancing the Fund’s total return.

The YP Microsoft Fund primarily invests in U.S. dollar-denominated investment grade debt securities, rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings, Inc. (“Fitch”), or, if unrated, determined by Kurv to be of comparable quality. In the event that ratings services assign different ratings to the same security, Kurv will use the highest rating as the credit rating for that security. The YP Microsoft Fund may invest, without limitation, in U.S. dollar-denominated securities and instruments of foreign issuers as well as in other G10 currencies on a hedged basis.

The YP Microsoft Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments and Preferred Securities Instruments. The YP Microsoft Fund may also enter into reverse repurchase agreements. The YP Microsoft Fund may invest up to 20% of its total assets in high yield securities, including high yield ETFs (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by Kurv to be of comparable quality. In the event that ratings services assign different ratings to the same security, Kurv will use the highest rating as the credit rating for that security.

The YP Microsoft Fund may invest, without limitation, in mortgage or asset-backed securities, including to-be-announced transactions. The YP Microsoft Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis. The YP Microsoft Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buybacks or dollar rolls).

With respect to the YP Microsoft Fund’s fixed income investments, the Fund may invest, without limitation, in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers, except with respect to such investments, the Fund may only invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity, which means with respect to the Fund’s fixed income investments, the Fund may invest in such instruments without limitation subject to any applicable legal or regulatory limitation). Emerging market countries include any country other than the countries comprising the MSCI World Index (currently, Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States).

With respect to the YP Microsoft Fund’s fixed income investments, the Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 10% of its total assets. The YP Microsoft Fund may also invest up to 15% of its total assets in Preferred Securities Instruments.

As a result of its investment strategies, the YP Microsoft Fund will be concentrated in the industry or group of industries to which MSFT is assigned (i.e., hold 25% or more of its total assets in investments that provide exposure to the industry or group of industries to which MSFT is assigned).

The YP Microsoft Fund may lend its portfolio securities in order to generate additional income.

The YP Microsoft Fund is non-diversified.

Information about Microsoft Corporation

Microsoft Corporation is a technology company that develops and supports software, services, devices and solutions. Microsoft’s products and services include productivity and business applications, cloud-based solutions, operating systems, gaming products, search and news advertising, and enterprise software and services. Microsoft conducts its business through three segments: Productivity and Business Processes, Intelligent Cloud, and More Personal Computing. The YP Microsoft Fund invests in Microsoft common stock.

Microsoft’s products and services include Microsoft 365, Teams, Dynamics 365, LinkedIn, Azure, Windows, Xbox and Bing. Microsoft provides cloud-based infrastructure, platform and software solutions to organizations, developers and individuals. Microsoft also develops and deploys artificial intelligence technologies and integrates artificial intelligence capabilities into products and services across its portfolio.

The YP Microsoft Fund has derived all disclosures contained in this document regarding Microsoft from the publicly available documents described above. Neither the YP Microsoft Fund, the Trust, the Adviser nor any affiliate has participated in the preparation of such documents. Neither the YP Microsoft Fund, the Trust, the Adviser nor any affiliate makes any representation that such publicly available documents or any other publicly available information regarding Microsoft is accurate or complete. Furthermore, the YP Microsoft Fund cannot give any assurance that all events occurring prior to the date of the prospectus (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of Microsoft have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of, or failure to disclose, material future events concerning Microsoft could affect the value of the YP Microsoft Fund’s investments with respect to Microsoft and therefore the value of the Fund. Lastly, neither the YP Microsoft Fund, the Trust nor the Adviser, nor any of their respective affiliates, make any representations to investors as to the performance of Microsoft.

See “Additional Information About the Fund” below for a more detailed description of the synthetic covered call strategy.

PRINCIPAL RISKS OF INVESTING IN THE YP MICROSOFT FUND

The principal risks of investing in the YP Microsoft Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the YP Microsoft Fund. Some or all of these risks may adversely affect the YP Microsoft Fund’s net asset value (“NAV”) per share, trading price, yield, total return, and/or ability to meet its objective. For more information about the risks of investing in the YP Microsoft Fund, see the section in the Prospectus titled “Additional Information About the Fund — Principal Risks of Investing in the Fund.”

An investment in the YP Microsoft Fund entails risk. The YP Microsoft Fund may not achieve its investment objective and there is a risk that you could lose all of your money invested in the Fund. The YP Microsoft Fund is not a complete investment program. It is important that investors closely review all of the risks listed below and understand them before making an investment in the YP Microsoft Fund.

Microsoft Risk: Microsoft’s business can be impacted by political events, trade and other international disputes, war, terrorism, natural disasters, public health issues, industrial accidents and other business interruptions.

Global markets for Microsoft’s products and services are highly competitive and subject to rapid technological change, and the company may be unable to compete effectively in these markets.

Business Risks - To remain competitive and stimulate customer demand, Microsoft must successfully manage frequent introductions and transitions of products and services. The company depends on component and product manufacturing and logistical services provided by outsourcing partners, many of which are located outside of the U.S.

Future operating results depend upon the company’s ability to obtain components in sufficient quantities on commercially reasonable terms. Microsoft’s products and services may be affected from time to time by design and manufacturing defects that could materially adversely affect the company’s business and result in harm to the company’s reputation. The company is exposed to the risk of write-downs on the value of its inventory and other assets, in addition to purchase commitment cancellation risk. The company relies on access to third-party intellectual property, which may not be available to the company on commercially reasonable terms or at all. The company’s future performance depends in part on support from third-party software developers. Failure to obtain or create digital content that appeals to the company’s customers, or to make such content available on commercially reasonable terms, could have a material adverse impact on the company’s business, results of operations and financial condition. The company’s success depends largely on the continued service and availability of highly skilled employees, including key personnel. The company depends on the performance of carriers, wholesalers, retailers and other resellers. The company’s business and reputation are impacted by information technology system failures and network disruptions. Losses or unauthorized access to or releases of confidential information, including personal information, could subject the company to significant reputational, financial, legal and operational consequences. Investment in new business strategies and acquisitions could disrupt the company’s ongoing business, present risks not originally contemplated and adversely affect the company’s business, reputation, results of operations and financial condition. The company’s retail stores have required and will continue to require a substantial investment and commitment of resources and are subject to numerous risks and uncertainties.

Legal and Regulatory Compliance Risks - Microsoft’s business, results of operations and financial condition could be adversely impacted by unfavorable results of legal proceedings or government investigations. The company is subject to complex and changing laws and regulations worldwide, which exposes the company to potential liabilities, increased costs and other adverse effects on the company’s business. The technology industry, including, in some instances, the company, is subject to intense media, political and regulatory scrutiny, which exposes the company to increasing regulation, government investigations, legal actions and penalties. The company’s business is subject to a variety of U.S. and international laws, rules, policies and other obligations regarding data protection.

Financial Risks - Microsoft expects its quarterly net sales and results of operations to fluctuate. The company’s financial performance is subject to risks associated with changes in the value of the U.S. dollar relative to local currencies. The company is exposed to credit risk and fluctuations in the values of its investment portfolio. The company is exposed to credit risk on its trade accounts receivable, vendor non-trade receivables and prepayments related to long-term supply agreements, and this risk is heightened during periods when economic conditions worsen. The company is subject to changes in tax rates, the adoption of new U.S. or international tax legislation and exposure to additional tax liabilities.

Derivatives Risk: the risk of investing in derivative instruments (such as forwards, futures, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks, and valuation complexity. Changes in the value of a derivative or other similar investment may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the YP Microsoft Fund could lose more than the initial amount invested. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the YP Microsoft Fund. The YP Microsoft Fund’s use of derivatives or other similar investments may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives or other similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives or other similar investments. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the YP Microsoft Fund could suffer significant losses on these contracts and the value of an investor’s investment in the Fund may decline. If there is a default by a counterparty, any recovery may be delayed depending on the circumstances of the default. Additionally, OTC derivatives are generally less liquid than exchange-traded derivative instruments because they are not traded on an exchange, do not have uniform terms and conditions, and are generally entered into based upon the creditworthiness of the parties and the availability of credit support, such as collateral, and in general, are not transferable without the consent of the counterparty. The YP Microsoft Fund may not be able to find a suitable derivatives counterparty, and thus may be unable to invest in derivatives altogether. The primary credit risk on derivatives or similar investments that are exchange-traded or traded through a central clearing counterparty, on the other hand, resides with the YP Microsoft Fund’s clearing broker or the clearinghouse. Changes in regulation relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact the YP Microsoft Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives or other similar investments and/or adversely affect the value of derivatives or other similar investments and the Fund’s performance.

Options Risk: Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. The YP Microsoft Fund may not fully benefit from or may lose money on an option if changes in its value do not correspond as anticipated to changes in the value of the Underlying Security. If the YP Microsoft Fund is not able to sell an option held in its portfolio, it would have to exercise the option to realize any profit and would incur transaction costs upon the purchase or sale of the Underlying Security. Ownership of options involves the payment of premiums, which may adversely affect the YP Microsoft Fund’s performance. To the extent that the YP Microsoft Fund invests in over-the-counter options, the Fund may be exposed to counterparty risk.

FLEX Options Risk: The YP Microsoft Fund may use FLEX Options issued and guaranteed for settlement by the OCC. The YP Microsoft Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the YP Microsoft Fund could suffer significant losses. Additionally, FLEX Options may be less liquid than certain other securities, such as standardized options. In less liquid markets for the FLEX Options, the YP Microsoft Fund may have difficulty closing out certain FLEX Options positions at desired times and prices. In connection with the creation and redemption of Shares, to the extent market participants are not willing or able to enter into FLEX Option transactions with the YP Microsoft Fund at prices that reflect the market price of the Shares, the Fund’s NAV and, in turn, the share price of the Fund, could be negatively impacted. The FLEX Options utilized by the YP Microsoft Fund are exercisable at the strike price on their expiration date. As a FLEX Option approaches its expiration date, its value typically increasingly moves with the value of the Underlying Security. However, prior to such date, the value of the FLEX Options does not increase or decrease at the same rate as the Underlying Security’s share price on a day-to-day basis (although they generally move in the same direction). The value of the FLEX Options held by the YP Microsoft Fund will be determined based on market quotations or other recognized pricing methods. The value of the underlying FLEX Options will be affected by, among others, changes in the Underlying Security’s share price, changes in interest rates and the remaining time until the FLEX Options expire.

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the YP Microsoft Fund has invested in, the Fund may not recoup the full amount of its initial investment or may not realize the full anticipated earnings from the investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk: the risk that the YP Microsoft Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, or the issuer or guarantor of collateral, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

Currency Risk: the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the YP Microsoft Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Exchange-Traded Fund (ETF) Structure Risk: The YP Microsoft Fund is structured as an exchange-traded fund and as a result is subject to special risks, including:

●	Market Price Variance Risk: The market prices of shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

●	Authorized Participant Risk: In times of market stress, market makers may step away from their role market making in shares of exchange-traded funds and in executing trades, which can lead to differences between the market value of the YP Microsoft Fund’s shares and the Fund’s NAV.

●	Trading Issues: In stressed market conditions, the market for the YP Microsoft Fund’s shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the YP Microsoft Fund’s shares may, in turn, lead to differences between the market value of the Fund’s shares and the Fund’s NAV.

●	Absence of Active Trading Market Risk: An active trading market for the YP Microsoft Fund’s shares may not be developed or maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. If the YP Microsoft Fund’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may limit the market for the Fund’s shares.

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the YP Microsoft Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Interest Rate Risk: the risk that fixed income securities will fluctuate in value because of a change in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Investing in Other Investment Companies Risk: Investments in the securities of other investment companies, including ETFs, may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the YP Microsoft Fund becomes a shareholder thereof. As a result, Fund shareholders indirectly bear the YP Microsoft Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment companies, in addition to the fees and expenses Fund shareholders indirectly bear in connection with the Fund’s own operations. If the other investment companies fail to achieve their investment objectives, the value of the YP Microsoft Fund’s investment will decline, adversely affecting the Fund’s performance. In addition, ETF shares potentially may trade at a discount or a premium to NAV and are subject to brokerage and other trading costs, which could result in greater expenses to the YP Microsoft Fund. Finally, because the value of ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the YP Microsoft Fund’s holdings in those shares at the most optimal time, adversely affecting the Fund’s performance.

Leveraging Risk: the risk that certain transactions of the YP Microsoft Fund, such as reverse repurchase agreements, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the YP Microsoft Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Management Risk: the risk that the investment techniques and risk analyses applied by Kurv will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to Kurv and the portfolio managers in connection with managing the YP Microsoft Fund and may cause Kurv to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the YP Microsoft Fund will be achieved.

Market Risk: the risk that the value of securities owned by the YP Microsoft Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Mortgage-Related and Other Asset-Backed Securities Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk. The YP Microsoft Fund may invest in any tranche of mortgage-related or other asset-backed securities, including junior and/or equity tranches (to the extent consistent with the Fund’s other guidelines), which generally carry higher levels of the foregoing risks.

NAV Erosion Risk Due to Distributions: When a Fund makes a distribution, the YP Microsoft Fund’s NAV will typically drop by the amount of the distribution on the related ex-dividend date. The repeated payment of distributions by the YP Microsoft Fund, if any, may significantly erode the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment in Fund shares.

Non-Diversification Risk: The YP Microsoft Fund’s portfolio may focus on a limited number of investments and will be subject to the potential for more volatility than a diversified fund.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the YP Microsoft Fund may lose money and there may be a delay in recovering the loaned securities. The YP Microsoft Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Short Exposure Risk: the risk of entering into short sales or other short positions, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale or other short position will not fulfill its contractual obligations, causing a loss to the YP Microsoft Fund.

Small Fund Risk:  the risk that a smaller fund may not achieve investment or trading efficiencies. Additionally, a smaller fund may be more adversely affected by large purchases or redemptions of fund shares.

Sovereign Debt Risk: the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Tax Risk: The YP Microsoft Fund invests in derivatives. The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset. Derivatives may produce taxable income and taxable realized gain. Derivatives may adversely affect the timing, character and amount of income the YP Microsoft Fund realizes from its investments. As a result, a larger portion of the YP Microsoft Fund’s distributions may be treated as ordinary income rather than as capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code. If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by the YP Microsoft Fund. The use of derivatives, such as call options, may cause the YP Microsoft Fund to realize higher amounts of short-term capital gains or otherwise affect the Fund’s ability to pay out dividends subject to preferential rates or the dividend deduction, thereby increasing the amount of taxes payable by some shareholders. The writing of call options by the YP Microsoft Fund may significantly reduce or eliminate the ability to make distributions eligible to be treated as qualified dividend income or as eligible for the dividends received deduction for corporate shareholders.

Performance

The following performance information provides some indication of the risks of investing in the YP Microsoft Fund by showing changes in the Fund’s performance over time. The following bar chart shows the YP Microsoft Fund’s annual returns. The table illustrates how the YP Microsoft Fund’s average annual returns for the 1-year and since inception periods compare with those of a broad measure of market performance. Although past performance of the YP Microsoft Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund. Updated performance information will be available on the YP Microsoft Fund’s website at www.kurvinvest.com.

Prior performance shown below is for the Predecessor YP Microsoft Fund (the Kurv Yield Premium Strategy Microsoft (MSFT) ETF) for periods prior to November 18, 2024. The YP Microsoft Fund has adopted the performance of the Predecessor YP Microsoft Fund as a result of a reorganization in which the Fund has acquired all the assets and liabilities of the Predecessor YP Microsoft Fund (the “Reorganization”). Prior to the Reorganization, the YP Microsoft Fund was a newly formed “shell” fund with no assets and had not commenced operations.

The YP Microsoft Fund’s year-to-date return as of the most recent calendar quarter ended June 30, 2026, was -25.94%.

During the period shown in the bar chart, the best performance for a quarter was 24.36% for the quarter ended June 30, 2025. The worst performance was -9.55% for the quarter ended March 31, 2025.

Average Annual Total Returns for the periods ended December 31, 2025

	One Year	Since Inception*
YP Microsoft Fund
Return Before Taxes	14.42%	14.71%
Return After Taxes on Distributions	9.28%	9.65%
Return After Taxes on Distributions and Sale of Fund Shares	8.57%	9.14%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	17.88%	27.44%

*	The YP Microsoft Fund commenced operations on October 30, 2023.

After-tax returns are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown. If you own shares of the YP Microsoft Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder.

The S&P 500 Total Return Index is an unmanaged market-capitalization-weighted index of 500 of the largest capitalized U.S. domiciled companies. Index returns assume reinvestment of dividends. Investors may not invest in the indexes directly; unlike the YP Microsoft Fund’s returns, the indexes do not reflect any fees or expenses.

Investment Adviser: Kurv Investment Management LLC

Portfolio Manager: Dominique Tersin (since November 2024) serves as portfolio manager for the YP Microsoft Fund.

Purchase and Sale of Fund Shares: The YP Microsoft Fund is an ETF. Individual Shares of the YP Microsoft Fund may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker-dealer at a market price. Because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (at a premium), at NAV or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the YP Microsoft Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Shares based on trading volume and market liquidity and is generally lower if the YP Microsoft Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity. Recent information regarding the YP Microsoft Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.kurvinvest.com.

Tax Information: The YP Microsoft Fund’s distributions will be taxable to you, generally as ordinary income unless you are invested through a tax-advantaged arrangement, such as a 401(k) plan, IRA or other tax-advantaged account; in such cases, you may be subject to tax when assets are withdrawn from such tax-advantaged arrangement. A sale of the YP Microsoft Fund’s Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Shares of the YP Microsoft Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser and/or its related companies may pay the Intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the YP Microsoft Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

KURV YIELD PREMIUM STRATEGY NETFLIX (NFLX) ETF (TICKER: NFLP) - SUMMARY

Investment Objective

The Kurv Yield Premium Strategy Netflix (NFLX) ETF (the “YP Netflix Fund”) seeks to provide current income.

The YP Netflix Fund’s secondary investment objective is to seek exposure to the share price of the common stock of Netflix, Inc. (“NFLX” or “Netflix” or the “Underlying Security”), subject to a limit on potential investment gains.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the YP Netflix Fund (“Shares”). Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses
 (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	1.15%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	1.15%
Fee Waiver(1)	(0.16%)
Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement	0.99%

(1)	The YP Netflix Fund’s adviser has contractually agreed to limit the Fund’s current operating expenses until September 30, 2027, so that the Total Annual Operating Expenses After Fee Waiver and Reimbursement (excluding: (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes; and (vi) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the adviser))) will not exceed 0.99% of average daily net assets (“Operating Expenses Limitation Agreement”). These fee waivers and expense reimbursements are subject to possible recoupment from the YP Netflix Fund within the three years after the fees have been waived or reimbursed, if such recoupment can be achieved within the lesser of the foregoing expense limits or the expense limits in place at the time of recoupment. This Operating Expenses Limitation Agreement may be terminated only by the Board of Trustees on 60 days’ written notice to the YP Netflix Fund’s adviser, Kurv Investment Management LLC.

Example

This Example is intended to help you compare the cost of investing in the YP Netflix Fund with the cost of investing in mutual funds and other exchange-traded funds.

The Example assumes that you invest $10,000 in the YP Netflix Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the YP Netflix Fund’s operating expenses remain the same (including the effect of the Operating Expenses Limitation Agreement through September 30, 2027). The figures shown would be the same whether or not you sold your Shares at the end of each period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$101	$351	$619	$1,387

Portfolio Turnover

The YP Netflix Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the YP Netflix Fund’s performance. For the fiscal year ended May 31, 2026, the YP Netflix Fund’s portfolio turnover rate, excluding in-kind transactions, was 0%.

Principal Investment Strategies

The YP Netflix Fund primarily invests under normal circumstances in common stock of Netflix, Inc. (“NFLX” or the “Underlying Security”) and/or derivative instruments on NFLX, backed by a portfolio of Fixed Income Instruments of varying maturities, which may be represented by options and forwards, as well as Preferred Securities Instruments.

Derivatives are primarily used as substitutes for the Underlying Security because they are expected to produce returns that are substantially similar to those of the Underlying Security. Derivatives used by the YP Netflix Fund are expected to produce a significant portion of the Fund’s returns. The YP Netflix Fund does not invest more than 25% of its assets in over-the-counter derivative contracts with any one counterparty.

“Fixed Income Instruments” include bonds, debt securities, and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities, as well as ETPs on such instruments and options on such ETPs. “Preferred Securities Instruments” consist of preferred securities of U.S. companies and ETPs primarily investing in preferred securities. The YP Netflix Fund may invest in U.S. and non-U.S. Fixed Income Instruments of any maturity or duration.

The YP Netflix Fund primarily uses option contracts on the Underlying Security, including FLEX options, to gain exposure to the Underlying Security. The value of option contracts on the Underlying Security should closely track changes in the Underlying Security’s prices.

The YP Netflix Fund may gain long exposure by purchasing shares of the Underlying Security or creating a synthetic long position. To achieve a synthetic long exposure, the YP Netflix Fund may gain exposure through buying call options of the Underlying Security and, simultaneously, selling put options of the Underlying Security with the same expiries and strike prices to try to replicate the price movements of the Underlying Security. The combination of the long call options and sold put options seeks to provide the YP Netflix Fund with investment exposure to the Underlying Security for the duration of the applicable option exposure. The synthetic long position in the Underlying Security will not exceed 200% of net asset value.

Under normal circumstances, the YP Netflix Fund invests at least 80% of its net assets plus any borrowings for investment purposes in the Underlying Security or derivatives on the Underlying Security. Additionally, for the purposes of complying with its 80% investment policy, the YP Netflix Fund will use the notional value of the derivatives it holds.

The YP Netflix Fund may invest, without limitation, in derivative instruments, such as options, including FLEX options, forward and futures contracts, options on futures, or swap agreements, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information.

As part of its strategy, the YP Netflix Fund may employ various option strategies to generate income and/or to preserve capital. Examples of these strategies include:

Covered Call Writing

As part of its strategy, the YP Netflix Fund may write (sell) call option contracts on the Underlying Security to generate income. If the YP Netflix Fund gains long exposure synthetically, since the Fund does not directly own shares, these written call options will be sold short (i.e., selling a position it does not currently own). Any amount of covered call writing above the direct and synthetic long positions will be considered uncovered. The Adviser may engage in uncovered calls rather than covered calls when it believes there might be a mispricing of volatility in the market.

It is important to note that the sale of the Underlying Security’s call option contracts will limit the YP Netflix Fund’s participation in the appreciation in the Underlying Security’s price. If the price of the Underlying Security increases, the above-referenced synthetic exposure and/or direct holding of the Underlying Security would allow the YP Netflix Fund to experience similar percentage gains. However, if the Underlying Security’s price appreciates beyond the strike price of one or more of the sold (short) call option contracts, the YP Netflix Fund will lose money on those short call positions, and the losses will, in turn, limit the upside return of the Fund’s synthetic and long Underlying Security exposure. As a result, the YP Netflix Fund’s overall strategy (i.e., the combination of the synthetic and/or long exposure to the Underlying Security and the sold (short) call positions on the Underlying Security) will limit the Fund’s participation in gains in the Underlying Security’s price beyond a certain point.

When the YP Netflix Fund engages in covered call writing with respect to a security, it receives cash from the buyer of the call option who in exchange for that cash obtains the right to purchase the security on or before the expiration date at a predetermined price called the strike price. Writing covered call options is also considered a long/short strategy. Generally, the notional principal amount of written covered call options will not exceed the principal amount of the synthetic or long position in the security; however, the YP Netflix Fund may write call options for an amount in excess of the value of a security position in the Fund’s portfolio.

Uncovered Call and/or Put Writing

The YP Netflix Fund may also write (i.e., sell) uncovered call options on securities or instruments in which it may invest but that are not currently held by the Fund. The principal reason for writing uncovered call options is to realize income without committing capital to the ownership of the Underlying Security. When writing uncovered call options, the YP Netflix Fund must deposit and maintain sufficient margin with the broker-dealer through which it made the uncovered call option as collateral to ensure that the securities can be purchased for delivery if and when the option is exercised. During periods of declining securities prices or when prices are stable, writing uncovered calls can be a profitable strategy to increase the YP Netflix Fund’s income with minimal capital risk. Uncovered calls are riskier than covered calls because there is no underlying security held by the YP Netflix Fund that can act as a partial hedge. Uncovered calls have speculative characteristics and the potential for loss is unlimited. When an uncovered call is exercised, the YP Netflix Fund must purchase the Underlying Security to meet its call obligation. There is also a risk, especially with preferred and debt securities that lack sufficient liquidity, that the securities may not be available for purchase. If the purchase price exceeds the exercise price, the YP Netflix Fund will lose the difference.

The YP Netflix Fund also may write (i.e., sell) uncovered put options on securities or instruments in which it may invest but with respect to which the Fund does not currently have a corresponding short position or has not deposited as collateral cash equal to the exercise value of the put option with the broker-dealer through which it made the uncovered put option. The principal reason for writing uncovered put options is to receive premium income and to acquire such securities or instruments at a net cost below the current market value. The YP Netflix Fund has the obligation to buy the securities or instruments at an agreed upon price if the price of the securities or instruments decreases below the exercise price. If the price of the securities or instruments increases during the option period, the option will expire worthless and the YP Netflix Fund will retain the premium and will not have to purchase the securities or instruments at the exercise price.

Call or Put Spreads

The YP Netflix Fund may write (sell) call or put spreads instead of stand-alone call option contracts to seek increased participation in the potential appreciation of the Underlying Security’s share price, while still generating net premium income. In a call option spread, the YP Netflix Fund may sell (write) an out-of-the-money call option (above the current market price) while also purchasing another call option that is further out of the money. Similarly, in a put option spread, the YP Netflix Fund may sell (write) an out-of-the-money put option (below the current market price) while purchasing a further out-of-the-money put option.

Risk Reversals or Protective Collars

The YP Netflix Fund may write (sell) risk reversals rather than stand-alone call option contracts to seek to limit loss from declines in the Underlying Security’s share price. The cost of this protection would be offset by the premiums earned from a written call option. In a risk reversal, the YP Netflix Fund may sell (write) an out-of-the-money call option (above the current market price) while simultaneously purchasing an out-of-the-money put option.

Protective Puts

The YP Netflix Fund may purchase out-of-the-money protective put options to seek to limit losses resulting from declines in the Underlying Security’s share price. The cost of protection may reduce the income generated in the portfolio.

Call Purchases

The YP Netflix Fund may purchase call options to seek to gain price appreciation from the Underlying Security’s share price. The cost of the purchase may reduce the income generated in the portfolio.

The YP Netflix Fund intends to utilize traditional exchange-traded options contracts and/or Flexible Exchange® Options (“FLEX Options”). Traditional exchange-traded options have standardized terms, such as the type (call or put), the reference asset, the strike price and expiration date. Exchange-listed options contracts are guaranteed for settlement by the Options Clearing Corporation (“OCC”). FLEX Options are a type of exchange-listed options contract with uniquely customizable terms that allow investors to customize key terms like type, strike price and expiration date that are standardized in a typical options contract. FLEX Options are also guaranteed for settlement by the OCC. Option contracts can either be “American” style or “European” style. The YP Netflix Fund generally utilizes European style option contracts, which may only be exercised by the holder of the option contract on the expiration date of such option contract and settled in cash.

As derivatives tracking the Underlying Security may be purchased with a fraction of the assets that would be needed to purchase the securities directly for the equivalent amount of exposure, the remainder of the YP Netflix Fund’s assets may be invested in Fixed Income and Preferred Securities Instruments. Kurv actively manages the Fixed Income and Preferred Securities Instruments held by the YP Netflix Fund with a view toward enhancing the Fund’s total return.

The YP Netflix Fund primarily invests in U.S. dollar-denominated investment grade debt securities, rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings, Inc. (“Fitch”), or, if unrated, determined by Kurv to be of comparable quality. In the event that ratings services assign different ratings to the same security, Kurv will use the highest rating as the credit rating for that security. The YP Netflix Fund may invest, without limitation, in U.S. dollar-denominated securities and instruments of foreign issuers as well as in other G10 currencies on a hedged basis.

The YP Netflix Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments and Preferred Securities Instruments. The YP Netflix Fund may also enter into reverse repurchase agreements. The YP Netflix Fund may invest up to 20% of its total assets in high yield securities, including high yield ETFs (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by Kurv to be of comparable quality. In the event that ratings services assign different ratings to the same security, Kurv will use the highest rating as the credit rating for that security.

The YP Netflix Fund may invest, without limitation, in mortgage or asset-backed securities, including to-be-announced transactions. The YP Netflix Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis. The YP Netflix Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buybacks or dollar rolls).

With respect to the YP Netflix Fund’s fixed income investments, the Fund may invest, without limitation, in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers, except with respect to such investments, the Fund may only invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity, which means with respect to the Fund’s fixed income investments, the Fund may invest in such instruments without limitation subject to any applicable legal or regulatory limitation). Emerging market countries include any country other than the countries comprising the MSCI World Index (currently, Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States).

With respect to the YP Netflix Fund’s fixed income investments, the Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 10% of its total assets. The YP Netflix Fund may also invest up to 15% of its total assets in Preferred Securities Instruments.

As a result of its investment strategies, the YP Netflix Fund will be concentrated in the industry or group of industries to which NFLX is assigned (i.e., hold 25% or more of its total assets in investments that provide exposure to the industry or group of industries to which NFLX is assigned).

The YP Netflix Fund may lend its portfolio securities in order to generate additional income.

The YP Netflix Fund is non-diversified.

Information about Netflix, Inc.

Netflix, Inc. is an entertainment company that offers TV series, films, games and live programming across a wide variety of genres and languages. Netflix members can play, pause and resume watching content, access the service across internet-connected devices and change their subscription plans at any time. Netflix offers a range of pricing plans, including an ad-supported subscription plan, to meet a variety of consumer needs. The YP Netflix Fund invests in Netflix’s common stock, which trades under the ticker symbol “NFLX” on the Nasdaq Global Select Market.

Netflix operates as one business segment and derives its revenues primarily from monthly membership fees for services related to streaming content to its members. Netflix seeks to improve its members’ experience by offering compelling content, enhancing its user interface and helping members select content they may enjoy. Netflix produces and licenses content and offers programming to members in different countries, languages and genres.

The YP Netflix Fund has derived all disclosures contained in this document regarding Netflix from the publicly available documents described above. Neither the YP Netflix Fund, the Trust, the Adviser nor any affiliate has participated in the preparation of such documents. Neither the YP Netflix Fund, the Trust, the Adviser nor any affiliate makes any representation that such publicly available documents or any other publicly available information regarding Netflix is accurate or complete. Furthermore, the YP Netflix Fund cannot give any assurance that all events occurring prior to the date of the prospectus (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of Netflix have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of, or failure to disclose, material future events concerning Netflix could affect the value of the YP Netflix Fund’s investments with respect to Netflix and therefore the value of the Fund. Lastly, neither the YP Netflix Fund, the Trust nor the Adviser, nor any of their respective affiliates, make any representations to investors as to the performance of Netflix.

See “Additional Information About the Fund” below for a more detailed description of the synthetic covered call strategy.

PRINCIPAL RISKS OF INVESTING IN THE YP NETFLIX FUND

The principal risks of investing in the YP Netflix Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the YP Netflix Fund. Some or all of these risks may adversely affect the YP Netflix Fund’s net asset value (“NAV”) per share, trading price, yield, total return, and/or ability to meet its objective. For more information about the risks of investing in the YP Netflix Fund, see the section in the Prospectus titled “Additional Information About the Fund — Principal Risks of Investing in the Fund.”

An investment in the YP Netflix Fund entails risk. The YP Netflix Fund may not achieve its investment objective and there is a risk that you could lose all of your money invested in the Fund. The YP Netflix Fund is not a complete investment program. It is important that investors closely review all of the risks listed below and understand them before making an investment in the YP Netflix Fund.

Netflix Risk: Netflix, Inc. faces risks related to maintaining and expanding membership for its streaming services; competition in the entertainment video market; unforeseen costs or liability in connection with content that is acquired, produced, licensed and/or distributed through its service; the ability to manage change and growth in its business; costs and challenges associated with strategic acquisitions and investments; regulatory changes and legal issues; protecting its intellectual property; consumer data privacy issues; and network operators handling and changing data access.

Derivatives Risk: the risk of investing in derivative instruments (such as forwards, futures, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks, and valuation complexity. Changes in the value of a derivative or other similar investment may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the YP Netflix Fund could lose more than the initial amount invested. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the YP Netflix Fund. The YP Netflix Fund’s use of derivatives or other similar investments may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives or other similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives or other similar investments. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the YP Netflix Fund could suffer significant losses on these contracts and the value of an investor’s investment in the Fund may decline. If there is a default by a counterparty, any recovery may be delayed depending on the circumstances of the default. Additionally, OTC derivatives are generally less liquid than exchange-traded derivative instruments because they are not traded on an exchange, do not have uniform terms and conditions, and are generally entered into based upon the creditworthiness of the parties and the availability of credit support, such as collateral, and in general, are not transferable without the consent of the counterparty. The YP Netflix Fund may not be able to find a suitable derivatives counterparty, and thus may be unable to invest in derivatives altogether. The primary credit risk on derivatives or similar investments that are exchange-traded or traded through a central clearing counterparty, on the other hand, resides with the YP Netflix Fund’s clearing broker or the clearinghouse. Changes in regulation relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact the YP Netflix Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives or other similar investments and/or adversely affect the value of derivatives or other similar investments and the Fund’s performance.

Options Risk: Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. The YP Netflix Fund may not fully benefit from or may lose money on an option if changes in its value do not correspond as anticipated to changes in the value of the Underlying Security. If the YP Netflix Fund is not able to sell an option held in its portfolio, it would have to exercise the option to realize any profit and would incur transaction costs upon the purchase or sale of the Underlying Security. Ownership of options involves the payment of premiums, which may adversely affect the YP Netflix Fund’s performance. To the extent that the YP Netflix Fund invests in over-the-counter options, the Fund may be exposed to counterparty risk.

FLEX Options Risk: The YP Netflix Fund may use FLEX Options issued and guaranteed for settlement by the OCC. The YP Netflix Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the YP Netflix Fund could suffer significant losses. Additionally, FLEX Options may be less liquid than certain other securities, such as standardized options. In less liquid markets for the FLEX Options, the YP Netflix Fund may have difficulty closing out certain FLEX Options positions at desired times and prices. In connection with the creation and redemption of Shares, to the extent market participants are not willing or able to enter into FLEX Option transactions with the YP Netflix Fund at prices that reflect the market price of the Shares, the Fund’s NAV and, in turn, the share price of the Fund, could be negatively impacted. The FLEX Options utilized by the YP Netflix Fund are exercisable at the strike price on their expiration date. As a FLEX Option approaches its expiration date, its value typically increasingly moves with the value of the Underlying Security. However, prior to such date, the value of the FLEX Options does not increase or decrease at the same rate as the Underlying Security’s share price on a day-to-day basis (although they generally move in the same direction). The value of the FLEX Options held by the YP Netflix Fund will be determined based on market quotations or other recognized pricing methods. The value of the underlying FLEX Options will be affected by, among others, changes in the Underlying Security’s share price, changes in interest rates and the remaining time until the FLEX Options expire.

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the YP Netflix Fund has invested in, the Fund may not recoup the full amount of its initial investment or may not realize the full anticipated earnings from the investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk: the risk that the YP Netflix Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, or the issuer or guarantor of collateral, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

Currency Risk: the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the YP Netflix Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Exchange-Traded Fund (ETF) Structure Risk: The YP Netflix Fund is structured as an exchange-traded fund and as a result is subject to special risks, including:

●	Market Price Variance Risk: The market prices of shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

●	Authorized Participant Risk: In times of market stress, market makers may step away from their role market making in shares of exchange-traded funds and in executing trades, which can lead to differences between the market value of the YP Netflix Fund’s shares and the Fund’s NAV.

●	Trading Issues: In stressed market conditions, the market for the YP Netflix Fund’s shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the YP Netflix Fund’s shares may, in turn, lead to differences between the market value of the Fund’s shares and the Fund’s NAV.

●	Absence of Active Trading Market Risk: An active trading market for the YP Netflix Fund’s shares may not be developed or maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. If the YP Netflix Fund’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may limit the market for the Fund’s shares.

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the YP Netflix Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Interest Rate Risk: the risk that fixed income securities will fluctuate in value because of a change in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Investing in Other Investment Companies Risk: Investments in the securities of other investment companies, including ETFs, may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the YP Netflix Fund becomes a shareholder thereof. As a result, Fund shareholders indirectly bear the YP Netflix Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment companies, in addition to the fees and expenses Fund shareholders indirectly bear in connection with the Fund’s own operations. If the other investment companies fail to achieve their investment objectives, the value of the YP Netflix Fund’s investment will decline, adversely affecting the Fund’s performance. In addition, ETF shares potentially may trade at a discount or a premium to NAV and are subject to brokerage and other trading costs, which could result in greater expenses to the YP Netflix Fund. Finally, because the value of ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the YP Netflix Fund’s holdings in those shares at the most optimal time, adversely affecting the Fund’s performance.

Leveraging Risk: the risk that certain transactions of the YP Netflix Fund, such as reverse repurchase agreements, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the YP Netflix Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Management Risk: the risk that the investment techniques and risk analyses applied by Kurv will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to Kurv and the portfolio managers in connection with managing the YP Netflix Fund and may cause Kurv to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the YP Netflix Fund will be achieved.

Market Risk: the risk that the value of securities owned by the YP Netflix Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Mortgage-Related and Other Asset-Backed Securities Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk. The YP Netflix Fund may invest in any tranche of mortgage-related or other asset-backed securities, including junior and/or equity tranches (to the extent consistent with the Fund’s other guidelines), which generally carry higher levels of the foregoing risks.

NAV Erosion Risk Due to Distributions: When a Fund makes a distribution, the YP Netflix Fund’s NAV will typically drop by the amount of the distribution on the related ex-dividend date. The repeated payment of distributions by the YP Netflix Fund, if any, may significantly erode the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment in Fund shares.

Non-Diversification Risk: The YP Netflix Fund’s portfolio may focus on a limited number of investments and will be subject to the potential for more volatility than a diversified fund.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the YP Netflix Fund may lose money and there may be a delay in recovering the loaned securities. The YP Netflix Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Short Exposure Risk: the risk of entering into short sales or other short positions, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale or other short position will not fulfill its contractual obligations, causing a loss to the YP Netflix Fund.

Small Fund Risk:  the risk that a smaller fund may not achieve investment or trading efficiencies. Additionally, a smaller fund may be more adversely affected by large purchases or redemptions of fund shares.

Sovereign Debt Risk: the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Tax Risk: The YP Netflix Fund invests in derivatives. The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset. Derivatives may produce taxable income and taxable realized gain. Derivatives may adversely affect the timing, character and amount of income the YP Netflix Fund realizes from its investments. As a result, a larger portion of the YP Netflix Fund’s distributions may be treated as ordinary income rather than as capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code. If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by the YP Netflix Fund. The use of derivatives, such as call options, may cause the YP Netflix Fund to realize higher amounts of short-term capital gains or otherwise affect the Fund’s ability to pay out dividends subject to preferential rates or the dividend deduction, thereby increasing the amount of taxes payable by some shareholders. The writing of call options by the YP Netflix Fund may significantly reduce or eliminate the ability to make distributions eligible to be treated as qualified dividend income or as eligible for the dividends received deduction for corporate shareholders.

Performance

The following performance information provides some indication of the risks of investing in the YP Netflix Fund by showing changes in the Fund’s performance over time. The following bar chart shows the YP Netflix Fund’s annual returns. The table illustrates how the YP Netflix Fund’s average annual returns for the 1-year and since inception periods compare with those of a broad measure of market performance. Although past performance of the YP Netflix Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund. Updated performance information will be available on the YP Netflix Fund’s website at www.kurvinvest.com.

Prior performance shown below is for the Predecessor YP Netflix Fund (the Kurv Yield Premium Strategy Netflix (NFLX) ETF) for periods prior to November 18, 2024. The YP Netflix Fund has adopted the performance of the Predecessor YP Netflix Fund as a result of a reorganization in which the Fund has acquired all the assets and liabilities of the Predecessor YP Netflix Fund (the “Reorganization”). Prior to the Reorganization, the YP Netflix Fund was a newly formed “shell” fund with no assets and had not commenced operations.

The YP Netflix Fund’s year-to-date return as of the most recent calendar quarter ended June 30, 2026, was -30.38%.

During the period shown in the bar chart, the best performance for a quarter was 32.55% for the quarter ended June 30, 2025. The worst performance was -20.89% for the quarter ended December 31, 2025.

Average Annual Total Returns for the periods ended December 31, 2025

	One Year	Since Inception*
YP Netflix Fund
Return Before Taxes	-1.66%	28.10%
Return After Taxes on Distributions	-4.67%	20.74%
Return After Taxes on Distributions and Sale of Fund Shares	-0.69%	18.69%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	17.88%	27.71%

*	The YP Netflix Fund commenced operations on October 26, 2023.

After-tax returns are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown. If you own shares of the YP Netflix Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder.

The S&P 500 Total Return Index is an unmanaged market-capitalization-weighted index of 500 of the largest capitalized U.S. domiciled companies. Index returns assume reinvestment of dividends. Investors may not invest in the indexes directly; unlike the YP Netflix Fund’s returns, the indexes do not reflect any fees or expenses.

Investment Adviser: Kurv Investment Management LLC

Portfolio Manager: Dominique Tersin (since November 2024) serves as portfolio manager for the YP Netflix Fund.

Purchase and Sale of Fund Shares: The YP Netflix Fund is an ETF. Individual Shares of the YP Netflix Fund may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker-dealer at a market price. Because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (at a premium), at NAV or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the YP Netflix Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Shares based on trading volume and market liquidity and is generally lower if the YP Netflix Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity. Recent information regarding the YP Netflix Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.kurvinvest.com.

Tax Information: The YP Netflix Fund’s distributions will be taxable to you, generally as ordinary income unless you are invested through a tax-advantaged arrangement, such as a 401(k) plan, IRA or other tax-advantaged account; in such cases, you may be subject to tax when assets are withdrawn from such tax-advantaged arrangement. A sale of the YP Netflix Fund’s Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Shares of the YP Netflix Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser and/or its related companies may pay the Intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the YP Netflix Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

KURV YIELD PREMIUM STRATEGY TESLA (TSLA) ETF (TICKER: TSLP) - SUMMARY

Investment Objective

The Kurv Yield Premium Strategy Tesla (TSLA) ETF (the “YP Tesla Fund”) seeks to provide current income.

The YP Tesla Fund’s secondary investment objective is to seek exposure to the share price of the common stock of Tesla, Inc. (“TSLA” or “Tesla” or the “Underlying Security”), subject to a limit on potential investment gains.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the YP Tesla Fund (“Shares”). Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses
 (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	1.15%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Acquired Fund Fees and Expenses(1)	0.01%
Total Annual Fund Operating Expenses	1.16%
Fee Waiver(2)	(0.16%)
Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement	1.00%

(1)	This number represents the combined total fees and operating expenses of the Acquired Funds owned by the YP Tesla Fund and is not a direct expense incurred by the Fund or deducted from the Fund’s assets. Since this number does not represent a direct operating expense of the YP Tesla Fund, the operating expenses set forth in the Fund’s financial highlights do not include this figure.

(2)	The YP Tesla Fund’s adviser has contractually agreed to limit the Fund’s current operating expenses until September 30, 2027, so that the Total Annual Operating Expenses After Fee Waiver and Reimbursement (excluding: (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes; and (vi) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the adviser))) will not exceed 0.99% of average daily net assets (“Operating Expenses Limitation Agreement”). These fee waivers and expense reimbursements are subject to possible recoupment from the YP Tesla Fund within the three years after the fees have been waived or reimbursed, if such recoupment can be achieved within the lesser of the foregoing expense limits or the expense limits in place at the time of recoupment. This Operating Expenses Limitation Agreement may be terminated only by the Board of Trustees on 60 days’ written notice to the YP Tesla Fund’s adviser, Kurv Investment Management LLC.

Example

This Example is intended to help you compare the cost of investing in the YP Tesla Fund with the cost of investing in mutual funds and other exchange-traded funds.

The Example assumes that you invest $10,000 in the YP Tesla Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the YP Tesla Fund’s operating expenses remain the same (including the effect of the Operating Expenses Limitation Agreement through September 30, 2027). The figures shown would be the same whether or not you sold your Shares at the end of each period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$101	$351	$619	$1,387

Portfolio Turnover

The YP Tesla Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the YP Tesla Fund’s performance. For the fiscal year ended May 31, 2026, the YP Tesla Fund’s portfolio turnover rate, excluding in-kind transactions, was 0%.

Principal Investment Strategies

The YP Tesla Fund primarily invests under normal circumstances in common stock of Tesla, Inc. (“TSLA” or the “Underlying Security”) and/or derivative instruments on TSLA, backed by a portfolio of Fixed Income Instruments of varying maturities, which may be represented by options and forwards, as well as Preferred Securities Instruments.

Derivatives are primarily used as substitutes for the Underlying Security because they are expected to produce returns that are substantially similar to those of the Underlying Security. Derivatives used by the YP Tesla Fund are expected to produce a significant portion of the Fund’s returns. The YP Tesla Fund does not invest more than 25% of its assets in over-the-counter derivative contracts with any one counterparty.

“Fixed Income Instruments” include bonds, debt securities, and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities, as well as ETPs on such instruments and options on such ETPs. “Preferred Securities Instruments” consist of preferred securities of U.S. companies and ETPs primarily investing in preferred securities. The YP Tesla Fund may invest in U.S. and non-U.S. Fixed Income Instruments of any maturity or duration.

The YP Tesla Fund primarily uses option contracts on the Underlying Security, including FLEX options, to gain exposure to the Underlying Security. The value of option contracts on the Underlying Security should closely track changes in the Underlying Security’s prices.

The YP Tesla Fund may gain long exposure by purchasing shares of the Underlying Security or creating a synthetic long position. To achieve a synthetic long exposure, the YP Tesla Fund may gain exposure through buying call options of the Underlying Security and, simultaneously, selling put options of the Underlying Security with the same expiries and strike prices to try to replicate the price movements of the Underlying Security. The combination of the long call options and sold put options seeks to provide the YP Tesla Fund with investment exposure to the Underlying Security for the duration of the applicable option exposure. The synthetic long position in the Underlying Security will not exceed 200% of net asset value.

Under normal circumstances, the YP Tesla Fund invests at least 80% of its net assets plus any borrowings for investment purposes in the Underlying Security or derivatives on the Underlying Security. Additionally, for the purposes of complying with its 80% investment policy, the YP Tesla Fund will use the notional value of the derivatives it holds.

The YP Tesla Fund may invest, without limitation, in derivative instruments, such as options, including FLEX options, forward and futures contracts, options on futures, or swap agreements, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information.

As part of its strategy, the YP Tesla Fund may employ various option strategies to generate income and/or to preserve capital. Examples of these strategies include:

Covered Call Writing

As part of its strategy, the YP Tesla Fund may write (sell) call option contracts on the Underlying Security to generate income. If the YP Tesla Fund gains long exposure synthetically, since the Fund does not directly own shares, these written call options will be sold short (i.e., selling a position it does not currently own). Any amount of covered call writing above the direct and synthetic long positions will be considered uncovered. The Adviser may engage in uncovered calls rather than covered calls when it believes there might be a mispricing of volatility in the market.

It is important to note that the sale of the Underlying Security’s call option contracts will limit the YP Tesla Fund’s participation in the appreciation in the Underlying Security’s price. If the price of the Underlying Security increases, the above-referenced synthetic exposure and/or direct holding of the Underlying Security would allow the YP Tesla Fund to experience similar percentage gains. However, if the Underlying Security’s price appreciates beyond the strike price of one or more of the sold (short) call option contracts, the YP Tesla Fund will lose money on those short call positions, and the losses will, in turn, limit the upside return of the Fund’s synthetic and long Underlying Security exposure. As a result, the YP Tesla Fund’s overall strategy (i.e., the combination of the synthetic and/or long exposure to the Underlying Security and the sold (short) call positions on the Underlying Security) will limit the Fund’s participation in gains in the Underlying Security’s price beyond a certain point.

When the YP Tesla Fund engages in covered call writing with respect to a security, it receives cash from the buyer of the call option who in exchange for that cash obtains the right to purchase the security on or before the expiration date at a predetermined price called the strike price. Writing covered call options is also considered a long/short strategy. Generally, the notional principal amount of written covered call options will not exceed the principal amount of the synthetic or long position in the security; however, the YP Tesla Fund may write call options for an amount in excess of the value of a security position in the Fund’s portfolio.

Uncovered Call and/or Put Writing

The YP Tesla Fund may also write (i.e., sell) uncovered call options on securities or instruments in which it may invest but that are not currently held by the Fund. The principal reason for writing uncovered call options is to realize income without committing capital to the ownership of the Underlying Security. When writing uncovered call options, the YP Tesla Fund must deposit and maintain sufficient margin with the broker-dealer through which it made the uncovered call option as collateral to ensure that the securities can be purchased for delivery if and when the option is exercised. During periods of declining securities prices or when prices are stable, writing uncovered calls can be a profitable strategy to increase the YP Tesla Fund’s income with minimal capital risk. Uncovered calls are riskier than covered calls because there is no underlying security held by the YP Tesla Fund that can act as a partial hedge. Uncovered calls have speculative characteristics and the potential for loss is unlimited. When an uncovered call is exercised, the YP Tesla Fund must purchase the Underlying Security to meet its call obligation. There is also a risk, especially with preferred and debt securities that lack sufficient liquidity, that the securities may not be available for purchase. If the purchase price exceeds the exercise price, the YP Tesla Fund will lose the difference.

The YP Tesla Fund also may write (i.e., sell) uncovered put options on securities or instruments in which it may invest but with respect to which the Fund does not currently have a corresponding short position or has not deposited as collateral cash equal to the exercise value of the put option with the broker-dealer through which it made the uncovered put option. The principal reason for writing uncovered put options is to receive premium income and to acquire such securities or instruments at a net cost below the current market value. The YP Tesla Fund has the obligation to buy the securities or instruments at an agreed upon price if the price of the securities or instruments decreases below the exercise price. If the price of the securities or instruments increases during the option period, the option will expire worthless and the YP Tesla Fund will retain the premium and will not have to purchase the securities or instruments at the exercise price.

Call or Put Spreads

The YP Tesla Fund may write (sell) call or put spreads instead of stand-alone call option contracts to seek increased participation in the potential appreciation of the Underlying Security’s share price, while still generating net premium income. In a call option spread, the YP Tesla Fund may sell (write) an out-of-the-money call option (above the current market price) while also purchasing another call option that is further out of the money. Similarly, in a put option spread, the YP Tesla Fund may sell (write) an out-of-the-money put option (below the current market price) while purchasing a further out-of-the-money put option.

Risk Reversals or Protective Collars

The YP Tesla Fund may write (sell) risk reversals rather than stand-alone call option contracts to seek to limit loss from declines in the Underlying Security’s share price. The cost of this protection would be offset by the premiums earned from a written call option. In a risk reversal, the YP Tesla Fund may sell (write) an out-of-the-money call option (above the current market price) while simultaneously purchasing an out-of-the-money put option.

Protective Puts

The YP Tesla Fund may purchase out-of-the-money protective put options to seek to limit losses resulting from declines in the Underlying Security’s share price. The cost of protection may reduce the income generated in the portfolio.

Call Purchases

The YP Tesla Fund may purchase call options to seek to gain price appreciation from the Underlying Security’s share price. The cost of the purchase may reduce the income generated in the portfolio.

The YP Tesla Fund intends to utilize traditional exchange-traded options contracts and/or Flexible Exchange® Options (“FLEX Options”). Traditional exchange-traded options have standardized terms, such as the type (call or put), the reference asset, the strike price and expiration date. Exchange-listed options contracts are guaranteed for settlement by the Options Clearing Corporation (“OCC”). FLEX Options are a type of exchange-listed options contract with uniquely customizable terms that allow investors to customize key terms like type, strike price and expiration date that are standardized in a typical options contract. FLEX Options are also guaranteed for settlement by the OCC. Option contracts can either be “American” style or “European” style. The YP Tesla Fund generally utilizes European style option contracts, which may only be exercised by the holder of the option contract on the expiration date of such option contract and settled in cash.

As derivatives tracking the Underlying Security may be purchased with a fraction of the assets that would be needed to purchase the securities directly for the equivalent amount of exposure, the remainder of the YP Tesla Fund’s assets may be invested in Fixed Income and Preferred Securities Instruments. Kurv actively manages the Fixed Income and Preferred Securities Instruments held by the YP Tesla Fund with a view toward enhancing the Fund’s total return.

The YP Tesla Fund primarily invests in U.S. dollar-denominated investment grade debt securities, rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings, Inc. (“Fitch”), or, if unrated, determined by Kurv to be of comparable quality. In the event that ratings services assign different ratings to the same security, Kurv will use the highest rating as the credit rating for that security. The YP Tesla Fund may invest, without limitation, in U.S. dollar-denominated securities and instruments of foreign issuers as well as in other G10 currencies on a hedged basis.

The YP Tesla Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments and Preferred Securities Instruments. The YP Tesla Fund may also enter into reverse repurchase agreements. The YP Tesla Fund may invest up to 20% of its total assets in high yield securities, including high yield ETFs (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by Kurv to be of comparable quality. In the event that ratings services assign different ratings to the same security, Kurv will use the highest rating as the credit rating for that security.

The YP Tesla Fund may invest, without limitation, in mortgage or asset-backed securities, including to-be-announced transactions. The YP Tesla Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis. The YP Tesla Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buybacks or dollar rolls).

With respect to the YP Tesla Fund’s fixed income investments, the Fund may invest, without limitation, in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers, except with respect to such investments, the Fund may only invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity, which means with respect to the Fund’s fixed income investments, the Fund may invest in such instruments without limitation subject to any applicable legal or regulatory limitation). Emerging market countries include any country other than the countries comprising the MSCI World Index (currently, Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States).

With respect to the YP Tesla Fund’s fixed income investments, the Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 10% of its total assets. The YP Tesla Fund may also invest up to 15% of its total assets in Preferred Securities Instruments.

As a result of its investment strategies, the YP Tesla Fund will be concentrated in the industry or group of industries to which TSLA is assigned (i.e., hold 25% or more of its total assets in investments that provide exposure to the industry or group of industries to which TSLA is assigned).

The YP Tesla Fund may lend its portfolio securities in order to generate additional income.

The YP Tesla Fund is non-diversified.

Information about Tesla, Inc.

Tesla, Inc. is a technology and manufacturing company that designs, develops, manufactures, sells and leases fully electric vehicles and energy generation and storage systems. Tesla operates through two reportable segments: automotive and energy generation and storage. Tesla’s automotive products include Model 3, Model Y, Model S, Model X and Cybertruck, as well as Tesla Semi. Tesla’s automotive business also includes vehicle leasing, regulatory credits, used vehicles, maintenance and collision services, paid Supercharging, automotive insurance, parts and retail merchandise. The YP Tesla Fund invests in Tesla’s common stock, which trades under the ticker symbol “TSLA” on the Nasdaq Global Select Market.

Tesla’s energy products include Powerwall and Megapack battery energy storage systems, solar panels and Solar Roof. Tesla also develops artificial intelligence and software-enabled products and services, including Full Self-Driving (Supervised), Robotaxi and Optimus. Tesla provides vehicle charging through its Supercharger network and develops software to remotely control and optimize its energy storage systems, including Powerhub and Autobidder.

The YP Tesla Fund has derived all disclosures contained in this document regarding Tesla from the publicly available documents described above. Neither the YP Tesla Fund, the Trust, the Adviser nor any affiliate has participated in the preparation of such documents. Neither the YP Tesla Fund, the Trust, the Adviser nor any affiliate makes any representation that such publicly available documents or any other publicly available information regarding Tesla is accurate or complete. Furthermore, the YP Tesla Fund cannot give any assurance that all events occurring prior to the date of the prospectus (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of Tesla have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of, or failure to disclose, material future events concerning Tesla could affect the value of the YP Tesla Fund’s investments with respect to Tesla and therefore the value of the Fund. Lastly, neither the YP Tesla Fund, the Trust nor the Adviser, nor any of their respective affiliates, make any representations to investors as to the performance of Tesla.

See “Additional Information About the Fund” below for a more detailed description of the synthetic covered call strategy.

PRINCIPAL RISKS OF INVESTING IN THE YP TESLA FUND

The principal risks of investing in the YP Tesla Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the YP Tesla Fund. Some or all of these risks may adversely affect the YP Tesla Fund’s net asset value (“NAV”) per share, trading price, yield, total return, and/or ability to meet its objective. For more information about the risks of investing in the YP Tesla Fund, see the section in the Prospectus titled “Additional Information About the Fund — Principal Risks of Investing in the Fund.”

An investment in the YP Tesla Fund entails risk. The YP Tesla Fund may not achieve its investment objective and there is a risk that you could lose all of your money invested in the Fund. The YP Tesla Fund is not a complete investment program. It is important that investors closely review all of the risks listed below and understand them before making an investment in the YP Tesla Fund.

Tesla Risk: Tesla faces risks related to its operations including, among others, impacts from electric vehicle and lithium-ion battery cell production or factory construction delays; issues with manufacturing lithium-ion cells or other components for its electric vehicles; uncontrollable manufacturing costs or supply delays or labor shortages; the ability to expand its international operations; its delivery and installation capabilities and servicing and vehicle charging networks; its ability to accurately project and effectively manage growth; consumer demand for electric vehicles; strong competition for products and services; product liability claims; and the ability to attract, hire and retain key employees or qualified personnel. Importantly, Tesla, Inc. is highly dependent on the services of Elon Musk, its Chief Executive Officer, and any actual or anticipated large transactions in Tesla’s common stock by Mr. Musk may cause the stock price to decline. The trading price of Tesla’s common stock historically has been and is likely to continue to be volatile. Additionally, a large proportion of Tesla’s common stock has been historically and may in the future be traded by short sellers which may put pressure on the supply and demand for its common stock, further influencing volatility in its market price. Tesla, Inc. is a highly dynamic company, and its operations, including its products and services, may change.

Derivatives Risk: the risk of investing in derivative instruments (such as forwards, futures, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks, and valuation complexity. Changes in the value of a derivative or other similar investment may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the YP Tesla Fund could lose more than the initial amount invested. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the YP Tesla Fund. The YP Tesla Fund’s use of derivatives or other similar investments may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives or other similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives or other similar investments. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the YP Tesla Fund could suffer significant losses on these contracts and the value of an investor’s investment in the Fund may decline. If there is a default by a counterparty, any recovery may be delayed depending on the circumstances of the default. Additionally, OTC derivatives are generally less liquid than exchange-traded derivative instruments because they are not traded on an exchange, do not have uniform terms and conditions, and are generally entered into based upon the creditworthiness of the parties and the availability of credit support, such as collateral, and in general, are not transferable without the consent of the counterparty. The YP Tesla Fund may not be able to find a suitable derivatives counterparty, and thus may be unable to invest in derivatives altogether. The primary credit risk on derivatives or similar investments that are exchange-traded or traded through a central clearing counterparty, on the other hand, resides with the YP Tesla Fund’s clearing broker or the clearinghouse. Changes in regulation relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact the YP Tesla Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives or other similar investments and/or adversely affect the value of derivatives or other similar investments and the Fund’s performance.

Options Risk: Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. The YP Tesla Fund may not fully benefit from or may lose money on an option if changes in its value do not correspond as anticipated to changes in the value of the Underlying Security. If the YP Tesla Fund is not able to sell an option held in its portfolio, it would have to exercise the option to realize any profit and would incur transaction costs upon the purchase or sale of the Underlying Security. Ownership of options involves the payment of premiums, which may adversely affect the YP Tesla Fund’s performance. To the extent that the YP Tesla Fund invests in over-the-counter options, the Fund may be exposed to counterparty risk.

FLEX Options Risk: The YP Tesla Fund may use FLEX Options issued and guaranteed for settlement by the OCC. The YP Tesla Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the YP Tesla Fund could suffer significant losses. Additionally, FLEX Options may be less liquid than certain other securities, such as standardized options. In less liquid markets for the FLEX Options, the YP Tesla Fund may have difficulty closing out certain FLEX Options positions at desired times and prices. In connection with the creation and redemption of Shares, to the extent market participants are not willing or able to enter into FLEX Option transactions with the YP Tesla Fund at prices that reflect the market price of the Shares, the Fund’s NAV and, in turn, the share price of the Fund, could be negatively impacted. The FLEX Options utilized by the YP Tesla Fund are exercisable at the strike price on their expiration date. As a FLEX Option approaches its expiration date, its value typically increasingly moves with the value of the Underlying Security. However, prior to such date, the value of the FLEX Options does not increase or decrease at the same rate as the Underlying Security’s share price on a day-to-day basis (although they generally move in the same direction). The value of the FLEX Options held by the YP Tesla Fund will be determined based on market quotations or other recognized pricing methods. The value of the underlying FLEX Options will be affected by, among others, changes in the Underlying Security’s share price, changes in interest rates and the remaining time until the FLEX Options expire.

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the YP Tesla Fund has invested in, the Fund may not recoup the full amount of its initial investment or may not realize the full anticipated earnings from the investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk: the risk that the YP Tesla Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, or the issuer or guarantor of collateral, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

Currency Risk: the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the YP Tesla Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Exchange-Traded Fund (ETF) Structure Risk: The YP Tesla Fund is structured as an exchange-traded fund and as a result is subject to special risks, including:

●	Market Price Variance Risk: The market prices of shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

●	Authorized Participant Risk: In times of market stress, market makers may step away from their role market making in shares of exchange-traded funds and in executing trades, which can lead to differences between the market value of the YP Tesla Fund’s shares and the Fund’s NAV.

●	Trading Issues: In stressed market conditions, the market for the YP Tesla Fund’s shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the YP Tesla Fund’s shares may, in turn, lead to differences between the market value of the Fund’s shares and the Fund’s NAV.

●	Absence of Active Trading Market Risk: An active trading market for the YP Tesla Fund’s shares may not be developed or maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. If the YP Tesla Fund’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may limit the market for the Fund’s shares.

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the YP Tesla Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Interest Rate Risk: the risk that fixed income securities will fluctuate in value because of a change in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Investing in Other Investment Companies Risk: Investments in the securities of other investment companies, including ETFs, may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the YP Tesla Fund becomes a shareholder thereof. As a result, Fund shareholders indirectly bear the YP Tesla Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment companies, in addition to the fees and expenses Fund shareholders indirectly bear in connection with the Fund’s own operations. If the other investment companies fail to achieve their investment objectives, the value of the YP Tesla Fund’s investment will decline, adversely affecting the Fund’s performance. In addition, ETF shares potentially may trade at a discount or a premium to NAV and are subject to brokerage and other trading costs, which could result in greater expenses to the YP Tesla Fund. Finally, because the value of ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the YP Tesla Fund’s holdings in those shares at the most optimal time, adversely affecting the Fund’s performance.

Leveraging Risk: the risk that certain transactions of the YP Tesla Fund, such as reverse repurchase agreements, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the YP Tesla Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Management Risk: the risk that the investment techniques and risk analyses applied by Kurv will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to Kurv and the portfolio managers in connection with managing the YP Tesla Fund and may cause Kurv to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the YP Tesla Fund will be achieved.

Market Risk: the risk that the value of securities owned by the YP Tesla Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Mortgage-Related and Other Asset-Backed Securities Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk. The YP Tesla Fund may invest in any tranche of mortgage-related or other asset-backed securities, including junior and/or equity tranches (to the extent consistent with the Fund’s other guidelines), which generally carry higher levels of the foregoing risks.

NAV Erosion Risk Due to Distributions: When a Fund makes a distribution, the YP Tesla Fund’s NAV will typically drop by the amount of the distribution on the related ex-dividend date. The repeated payment of distributions by the YP Tesla Fund, if any, may significantly erode the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment in Fund shares.

Non-Diversification Risk: The YP Tesla Fund’s portfolio may focus on a limited number of investments and will be subject to the potential for more volatility than a diversified fund.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the YP Tesla Fund may lose money and there may be a delay in recovering the loaned securities. The YP Tesla Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Short Exposure Risk: the risk of entering into short sales or other short positions, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale or other short position will not fulfill its contractual obligations, causing a loss to the YP Tesla Fund.

Small Fund Risk:  the risk that a smaller fund may not achieve investment or trading efficiencies. Additionally, a smaller fund may be more adversely affected by large purchases or redemptions of fund shares.

Sovereign Debt Risk: the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Tax Risk: The YP Tesla Fund invests in derivatives. The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset. Derivatives may produce taxable income and taxable realized gain. Derivatives may adversely affect the timing, character and amount of income the YP Tesla Fund realizes from its investments. As a result, a larger portion of the YP Tesla Fund’s distributions may be treated as ordinary income rather than as capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code. If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by the YP Tesla Fund. The use of derivatives, such as call options, may cause the YP Tesla Fund to realize higher amounts of short-term capital gains or otherwise affect the Fund’s ability to pay out dividends subject to preferential rates or the dividend deduction, thereby increasing the amount of taxes payable by some shareholders. The writing of call options by the YP Tesla Fund may significantly reduce or eliminate the ability to make distributions eligible to be treated as qualified dividend income or as eligible for the dividends received deduction for corporate shareholders.

Performance

The following performance information provides some indication of the risks of investing in the YP Tesla Fund by showing changes in the Fund’s performance over time. The following bar chart shows the YP Tesla Fund’s annual returns. The table illustrates how the YP Tesla Fund’s average annual returns for the 1-year and since inception periods compare with those of a broad measure of market performance. Although past performance of the YP Tesla Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund. Updated performance information will be available on the YP Tesla Fund’s website at www.kurvinvest.com.

Prior performance shown below is for the Predecessor YP Tesla Fund (the Kurv Yield Premium Strategy Tesla (TSLA) ETF) for periods prior to November 18, 2024. The YP Tesla Fund has adopted the performance of the Predecessor YP Tesla Fund as a result of a reorganization in which the Fund has acquired all the assets and liabilities of the Predecessor YP Tesla Fund (the “Reorganization”). Prior to the Reorganization, the YP Tesla Fund was a newly formed “shell” fund with no assets and had not commenced operations.

The YP Tesla Fund’s year-to-date return as of the most recent calendar quarter ended June 30, 2026, was -9.93%.

During the period shown in the bar chart, the best performance for a quarter was 35.81% for the quarter ended December 31, 2024. The worst performance was -31.34% for the quarter ended March 31, 2025.

Average Annual Total Returns for the periods ended December 31, 2025

	One Year	Since Inception*
YP Tesla Fund
Return Before Taxes	9.41%	31.83%
Return After Taxes on Distributions	8.73%	26.25%
Return After Taxes on Distributions and Sale of Fund Shares	5.51%	21.58%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	17.88%	27.71%

*	The YP Tesla Fund commenced operations on October 26, 2023.

After-tax returns are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown. If you own shares of the YP Tesla Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder.

The S&P 500 Total Return Index is an unmanaged market-capitalization-weighted index of 500 of the largest capitalized U.S. domiciled companies. Index returns assume reinvestment of dividends. Investors may not invest in the indexes directly; unlike the YP Tesla Fund’s returns, the indexes do not reflect any fees or expenses.

Investment Adviser: Kurv Investment Management LLC

Portfolio Manager: Dominique Tersin (since November 2024) serves as portfolio manager for the YP Tesla Fund.

Purchase and Sale of Fund Shares: The YP Tesla Fund is an ETF. Individual Shares of the YP Tesla Fund may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker-dealer at a market price. Because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (at a premium), at NAV or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the YP Tesla Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Shares based on trading volume and market liquidity and is generally lower if the YP Tesla Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity. Recent information regarding the YP Tesla Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.kurvinvest.com.

Tax Information: The YP Tesla Fund’s distributions will be taxable to you, generally as ordinary income unless you are invested through a tax-advantaged arrangement, such as a 401(k) plan, IRA or other tax-advantaged account; in such cases, you may be subject to tax when assets are withdrawn from such tax-advantaged arrangement. A sale of the YP Tesla Fund’s Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Shares of the YP Tesla Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser and/or its related companies may pay the Intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the YP Tesla Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

Investment Objectives

The Kurv Yield Premium Strategy Amazon (AMZN) ETF (the “YP Amazon Fund”) seeks to provide current income. The YP Amazon Fund’s secondary investment objective is to seek exposure to the share price of the common stock of AMZN, subject to a limit on potential investment gains.

The Kurv Yield Premium Strategy Apple (AAPL) ETF (the “YP Apple Fund”) seeks to provide current income. The YP Apple Fund’s secondary investment objective is to seek exposure to the share price of the common stock of AAPL, subject to a limit on potential investment gains.

The Kurv Yield Premium Strategy Google (GOOGL) ETF (the “YP Google Fund”) seeks to provide current income. The YP Google Fund’s secondary investment objective is to seek exposure to the share price of the Class A common stock of GOOGL, subject to a limit on potential investment gains.

The Kurv Yield Premium Strategy Microsoft (MSFT) ETF (the “YP Microsoft Fund”) seeks to provide current income. The YP Microsoft Fund’s secondary investment objective is to seek exposure to the share price of the common stock of MSFT, subject to a limit on potential investment gains.

The Kurv Yield Premium Strategy Netflix (NFLX) ETF (the “YP Netflix Fund”) seeks to provide current income. The YP Netflix Fund’s secondary investment objective is to seek exposure to the share price of the common stock of NFLX, subject to a limit on potential investment gains.

The Kurv Yield Premium Strategy Tesla (TSLA) ETF (the “YP Tesla Fund”) seeks to provide current income. The YP Tesla Fund’s secondary investment objective is to seek exposure to the share price of the common stock of TSLA, subject to a limit on potential investment gains.

AMZN, AAPL, GOOGL, MSFT, NFLX and TSLA are each referred to as an “Underlying Security” and collectively as the “Underlying Securities.” Amazon.com, Inc., Apple Inc., Alphabet Inc., Microsoft Corporation, Netflix, Inc. and Tesla, Inc. are each referred to as an “Underlying Issuer” and collectively as the “Underlying Issuers.”

Each Fund’s investment objectives are non-fundamental and may be changed by the Board of Trustees without shareholder approval upon 60 days’ prior written notice to shareholders.

Principal Investment Strategies

Additional Information Regarding Investment Techniques and Policies:

Under normal market conditions, the YP Amazon Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in AMZN as well as derivatives on AMZN.

Under normal market conditions, the YP Apple Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in AAPL as well as derivatives on AAPL.

Under normal market conditions, the YP Google Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in GOOGL as well as derivatives on GOOGL.

Under normal market conditions, the YP Microsoft Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in MSFT as well as derivatives on MSFT.

Under normal market conditions, the YP Netflix Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in NFLX as well as derivatives on NFLX.

Under normal market conditions, the YP Tesla Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in TSLA as well as derivatives on TSLA.

For purposes of complying with its 80% investment policy, each Fund will use the notional value of the derivatives it holds.

Each Fund’s “80%” policy is non-fundamental and can be changed without shareholder approval. However, Fund shareholders would be given at least 60 days’ notice prior to any such change.

Each Fund will employ its investment strategy regardless of whether there are periods of adverse market, economic, or other conditions and will not take temporary defensive positions during such periods.

Each Fund is “non-diversified,” meaning it may invest a greater portion of its assets in fewer issuers than is permissible for a “diversified” fund.

Exchange-traded Options Portfolio

The Funds purchase and sell a combination of call and put exchange-traded options contracts. In general, put options give the holder (i.e., the buyer) the right to sell an asset (or deliver the cash value of the asset, in the case of certain put options) and the seller (i.e., the writer) of the put has the obligation to buy the asset (or receive cash value of the asset, in the case of certain put options) at a certain defined price. Call options give the holder (i.e., the buyer) the right to buy an asset (or receive cash value of the asset, in the case of certain call options) and the seller (i.e., the writer) the obligation to sell the asset (or deliver cash value of the asset, in the case of certain call options) at a certain defined price.

FLEX options are customized options contracts that trade on an exchange but provide investors with the ability to customize key contract terms like strike price, style and expiration date while achieving price discovery in competitive, transparent auction markets and avoiding the counterparty exposure of “over-the-counter” (“OTC”) options positions. Like traditional exchange-traded options, FLEX Options are guaranteed for settlement by the Options Clearing Corporation (“OCC”), a market clearinghouse that guarantees performance by counterparties to certain derivatives contracts.

The FLEX options in which a Fund may invest will generally be European style options (options that are exercisable only on the expiration date). The FLEX options are listed on the Chicago Board Options Exchange.

The Funds will use the market value of their derivatives holdings for the purpose of determining compliance with the 1940 Act and the rules promulgated thereunder. Since the options held by the Funds are exchange-traded, these will be valued on a mark-to-market basis. In the event market prices are not available, the Funds will use fair value pricing pursuant to the fair value procedures adopted by the Board.

Investments by Registered Investment Companies

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. However, registered investment companies are permitted to invest in other investment companies beyond the limits set forth in Section 12(d)(1) in recently adopted rules under the 1940 Act, subject to certain conditions. The Funds may rely on Rule 12d1-4 of the 1940 Act, which provides an exemption from Section 12(d)(1) that allows a Fund to invest beyond the limits set forth in Section 12(d)(1) if the Fund satisfies certain conditions specified in Rule 12d1-4, including, among other conditions, that the Fund and its advisory group will not control (individually or in the aggregate) an acquired fund (e.g., hold more than 25% of the outstanding voting securities of an acquired fund that is a registered open-end management investment company).

Securities Lending

To generate additional income, the Fund may lend its portfolio securities to qualified banks, broker-dealers and financial institutions (referred to as “borrowers”), provided that: (i) the loan is continuously secured by collateral in cash, cash equivalents, bank letters of credit or U.S. Government securities equal to at least (a) 105% of the value of the loaned securities of any foreign issuers or (b) 102% of the value of the loaned securities of any domestic issuers, in each case such collateral must be valued, or “marked to market,” daily (borrowers are required to furnish additional collateral to the Fund as necessary to fully cover their obligations); (ii) the loan may be recalled at any time by the Fund and the loaned securities be returned; (iii) the Fund will receive any interest, dividends or other distributions paid on the loaned securities; and (iv) the aggregate value of the loaned securities will not exceed 33 1/3% of the Fund’s total assets. The Fund generally retains part or all of the interest received on investment of the cash collateral or receives a fee from the borrower. While this practice will not impact the Fund’s principal investment strategy, it does subject the Fund to the securities lending risk described in this Prospectus.

Loans of securities involve a risk that the borrower may fail to return the securities or may fail to maintain the proper amount of collateral, which may result in a loss of money by a Fund or a delay in recovering the loaned securities. In addition, in the event of bankruptcy of the borrower, a Fund could experience delays in recovering the loaned securities or only recover cash or a security of equivalent value. Therefore, a Fund will only enter into portfolio loans after a review of all pertinent factors by the Adviser under the supervision of the Board, including the creditworthiness of the borrower and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the Adviser. The Board of Trustees has a fiduciary obligation to recall a loan in time to vote proxies if fund management has knowledge of a material vote respect to the loaned securities and each Fund will attempt to recall a loaned security to permit the exercise of voting or consent rights if the matter involved would have a material effect on a Fund’s investment in the security. The costs of securities lending are not reflected in the “Annual Fund Operating Expenses” table or “Expense Example” above.

PRINCIPAL RISKS OF INVESTING IN THE FUNDS

The principal risks described herein pertain to direct risks of making an investment in the Funds and/or risks of the issuers in which the Funds invest. Each risk summarized below is considered a “principal risk” of investing in the Funds, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in a Fund. Some or all of these risks may adversely affect a Fund’s NAV per share, trading price, yield, total return and/or ability to meet its investment objective. The following risks could affect the value and performance of a Fund.

Issuer-Specific Investing Risks

Each Fund will have significant exposure to its Underlying Security either directly or through its investments in derivatives on its Underlying Security. Accordingly, each Fund will be subject to the risks of that Underlying Security, set forth below.

AMZN Risk. Amazon faces risks associated with intense competition across different industries, including physical, e-commerce omnichannel retail, e-commerce services, web and infrastructure computing services, electronic devices, digital content, advertising, grocery, and transportation and logistics services; the expansion into new products, services, technologies and geographic regions; its international activities; the variability in the demand for its products and services; intellectual property rights; risks relating to successfully optimizing and operating its fulfillment network and data centers; data loss or other security breaches; maintaining key senior management personnel and the ability to hire and retain highly skilled and other key personnel; maintaining good supplier relationships, including content and technology licensors; the success of acquisitions or joint ventures or other investments; its rapidly evolving and expanding business model; and legal, regulatory and litigation issues.

Legal and Regulatory Compliance Risks - Amazon’s business, results of operations and financial condition could be adversely impacted by unfavorable results of legal proceedings or government investigations. The company is subject to complex and changing laws and regulations worldwide, which exposes the company to potential liabilities, increased costs and other adverse effects on the company’s business. The technology industry, including, in some instances, the company, is subject to intense media, political and regulatory scrutiny, which exposes the company to increasing regulation, government investigations, legal actions and penalties. The company’s business is subject to a variety of U.S. and international laws, rules, policies and other obligations regarding data protection.

Financial Risks - Amazon expects its quarterly net sales and results of operations to fluctuate. The company’s financial performance is subject to risks associated with changes in the value of the U.S. dollar relative to local currencies. The company is exposed to credit risk and fluctuations in the values of its investment portfolio. The company is exposed to credit risk on its trade accounts receivable, vendor non-trade receivables and prepayments related to long-term supply agreements, and this risk is heightened during periods when economic conditions worsen. The company is subject to changes in tax rates, the adoption of new U.S. or international tax legislation and exposure to additional tax liabilities.

Information Technology Sector Risk - The YP Amazon Fund may be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the information technology sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent protection and the expiration of patents may adversely affect the profitability of these companies.

AAPL Risk. Apple’s business can be impacted by political events, trade and other international disputes, war, terrorism, natural disasters, public health issues, industrial accidents and other business interruptions.

Global markets for Apple’s products and services are highly competitive and subject to rapid technological change, and the company may be unable to compete effectively in these markets.

Business Risks - To remain competitive and stimulate customer demand, Apple must successfully manage frequent introductions and transitions of products and services. The company depends on component and product manufacturing and logistical services provided by outsourcing partners, many of which are located outside of the U.S.

Future operating results depend upon the company’s ability to obtain components in sufficient quantities on commercially reasonable terms. Apple’s products and services may be affected from time to time by design and manufacturing defects that could materially adversely affect the company’s business and result in harm to the company’s reputation. The company is exposed to the risk of write-downs on the value of its inventory and other assets, in addition to purchase commitment cancellation risk. The company relies on access to third-party intellectual property, which may not be available to the company on commercially reasonable terms or at all. The company’s future performance depends in part on support from third-party software developers. Failure to obtain or create digital content that appeals to the company’s customers, or to make such content available on commercially reasonable terms, could have a material adverse impact on the company’s business, results of operations and financial condition. The company’s success depends largely on the continued service and availability of highly skilled employees, including key personnel. The company depends on the performance of carriers, wholesalers, retailers and other resellers. The company’s business and reputation are impacted by information technology system failures and network disruptions. Losses or unauthorized access to or releases of confidential information, including personal information, could subject the company to significant reputational, financial, legal and operational consequences. Investment in new business strategies and acquisitions could disrupt the company’s ongoing business, present risks not originally contemplated and adversely affect the company’s business, reputation, results of operations and financial condition. The company’s retail stores have required and will continue to require a substantial investment and commitment of resources and are subject to numerous risks and uncertainties.

Legal and Regulatory Compliance Risks - Apple’s business, results of operations and financial condition could be adversely impacted by unfavorable results of legal proceedings or government investigations. The company is subject to complex and changing laws and regulations worldwide, which exposes the company to potential liabilities, increased costs and other adverse effects on the company’s business. The technology industry, including, in some instances, the company, is subject to intense media, political and regulatory scrutiny, which exposes the company to increasing regulation, government investigations, legal actions and penalties. The company’s business is subject to a variety of U.S. and international laws, rules, policies and other obligations regarding data protection.

Financial Risks - Apple expects its quarterly net sales and results of operations to fluctuate. The company’s financial performance is subject to risks associated with changes in the value of the U.S. dollar relative to local currencies. The company is exposed to credit risk and fluctuations in the values of its investment portfolio. The company is exposed to credit risk on its trade accounts receivable, vendor non-trade receivables and prepayments related to long-term supply agreements, and this risk is heightened during periods when economic conditions worsen. The company is subject to changes in tax rates, the adoption of new U.S. or international tax legislation and exposure to additional tax liabilities.

GOOGL Risk. Google generates a significant portion of its revenues from advertising, and reduced spending by advertisers, a loss of partners, or new and existing technologies that block ads online and/or affect its ability to customize ads could harm its business. Google’s ongoing investment in new businesses, products, services, and technologies is inherently risky, and could divert management attention and harm its financial condition and operating results.

Google’s revenue growth rate could decline over time. Its intellectual property rights are valuable, and any inability to protect them could reduce the value of its products, services, and brands as well as affect its ability to compete. Google’s business depends on strong brands, and failing to maintain and enhance its brands would hurt its ability to expand its base of users, advertisers, customers, content providers, and other partners.

Google faces a number of manufacturing and supply chain risks that could harm its financial condition, operating results, and prospects. Interruption to, interference with, or failure of its complex information technology and communications systems could hurt its ability to effectively provide its products and services, which could harm its reputation, financial condition, and operating results. In addition, problems with the design or implementation of its new global enterprise resource planning system could harm its business and operations. Google’s international operations expose it to additional risks that could harm its business, its financial condition, and operating results.

People access the Internet through a variety of platforms and devices that continue to evolve with the advancement of technology and user preferences. If manufacturers and users do not widely adopt versions of Google’s products and services developed for these interfaces, its business could be harmed.

Data privacy and security concerns relating to Google’s technology and its practices could damage its reputation, cause it to incur significant liability, and deter current and potential users or customers from using its products and services. Software bugs or defects, security breaches, and attacks on Google’s systems could result in the improper disclosure and use of user data and interference with its users’ and customers’ ability to use its products and services, harming its business operations and reputation.

Google’s ongoing investments in safety, security, and content review will likely continue to identify abuse of its platforms and misuse of user data. Problematic content on its platforms, including low-quality user-generated content, web spam, content farms, and other violations of its guidelines could affect the quality of its services, which could damage its reputation and deter its current and potential users from using its products and services.

Google’s business depends on continued and unimpeded access to the Internet by it and its users. Internet access providers may be able to restrict, block, degrade, or charge for access to certain of its products and services, which could lead to additional expenses and the loss of users and advertisers.

Google faces increased regulatory scrutiny as well as changes in regulatory conditions, laws, and policies governing a wide range of topics that may negatively affect its business. A variety of new and existing laws and/or interpretations could harm its business. It is subject to claims, suits, government investigations, other proceedings, and consent decrees that may harm its business, financial condition, and operating results. It may be subject to legal liability associated with providing online services or content. Privacy and data protection regulations are complex and rapidly evolving areas. Any failure or alleged failure to comply with these laws could harm its business, reputation, financial condition, and operating results. Google faces, and may continue to face, intellectual property and other claims that could be costly to defend, result in significant damage awards or other costs (including indemnification awards), and limit its ability to use certain technologies in the future.

Information Technology Sector Risk - The YP Google Fund may be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the information technology sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent protection and the expiration of patents may adversely affect the profitability of these companies.

MSFT Risk. Microsoft’s business can be impacted by political events, trade and other international disputes, war, terrorism, natural disasters, public health issues, industrial accidents and other business interruptions.

Global markets for Microsoft’s products and services are highly competitive and subject to rapid technological change, and the company may be unable to compete effectively in these markets.

Business Risks - To remain competitive and stimulate customer demand, Microsoft must successfully manage frequent introductions and transitions of products and services. The company depends on component and product manufacturing and logistical services provided by outsourcing partners, many of which are located outside of the U.S.

Future operating results depend upon the company’s ability to obtain components in sufficient quantities on commercially reasonable terms. Microsoft’s products and services may be affected from time to time by design and manufacturing defects that could materially adversely affect the company’s business and result in harm to the company’s reputation. The company is exposed to the risk of write-downs on the value of its inventory and other assets, in addition to purchase commitment cancellation risk. The company relies on access to third-party intellectual property, which may not be available to the company on commercially reasonable terms or at all. The company’s future performance depends in part on support from third-party software developers. Failure to obtain or create digital content that appeals to the company’s customers, or to make such content available on commercially reasonable terms, could have a material adverse impact on the company’s business, results of operations and financial condition. The company’s success depends largely on the continued service and availability of highly skilled employees, including key personnel. The company depends on the performance of carriers, wholesalers, retailers and other resellers. The company’s business and reputation are impacted by information technology system failures and network disruptions. Losses or unauthorized access to or releases of confidential information, including personal information, could subject the company to significant reputational, financial, legal and operational consequences. Investment in new business strategies and acquisitions could disrupt the company’s ongoing business, present risks not originally contemplated and adversely affect the company’s business, reputation, results of operations and financial condition. The company’s retail stores have required and will continue to require a substantial investment and commitment of resources and are subject to numerous risks and uncertainties.

Legal and Regulatory Compliance Risks - Microsoft’s business, results of operations and financial condition could be adversely impacted by unfavorable results of legal proceedings or government investigations. The company is subject to complex and changing laws and regulations worldwide, which exposes the company to potential liabilities, increased costs and other adverse effects on the company’s business. The technology industry, including, in some instances, the company, is subject to intense media, political and regulatory scrutiny, which exposes the company to increasing regulation, government investigations, legal actions and penalties. The company’s business is subject to a variety of U.S. and international laws, rules, policies and other obligations regarding data protection.

Financial Risks - Microsoft expects its quarterly net sales and results of operations to fluctuate. The company’s financial performance is subject to risks associated with changes in the value of the U.S. dollar relative to local currencies. The company is exposed to credit risk and fluctuations in the values of its investment portfolio. The company is exposed to credit risk on its trade accounts receivable, vendor non-trade receivables and prepayments related to long-term supply agreements, and this risk is heightened during periods when economic conditions worsen. The company is subject to changes in tax rates, the adoption of new U.S. or international tax legislation and exposure to additional tax liabilities.

Information Technology Sector Risk - The YP Microsoft Fund may be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the information technology sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent protection and the expiration of patents may adversely affect the profitability of these companies.

NFLX Risk. Netflix, Inc. faces risks related to maintaining and expanding membership for its streaming services; competition in the entertainment video market; unforeseen costs or liability in connection with content that is acquired, produced, licensed and/or distributed through its service; the ability to manage change and growth in its business; costs and challenges associated with strategic acquisitions and investments; regulatory changes and legal issues; protecting its intellectual property; consumer data privacy issues; and network operators handling and changing data access.

The entertainment industry is intensely competitive and subject to rapid change. Through new and existing distribution channels, consumers have increasing options to access entertainment video. The various economic models underlying these channels include subscription, transactional, ad-supported and piracy-based models. All of these have the potential to capture meaningful segments of the entertainment video market. Traditional providers of entertainment video, including broadcasters and cable network operators, as well as internet based e-commerce or entertainment video providers are increasing their streaming video offerings. Several of these competitors have long operating histories, large customer bases, strong brand recognition, exclusive rights to certain content, large content libraries, and significant financial, marketing and other resources. In addition, the adoption or modification of laws or regulations also may affect companies in the entertainment industry.

TSLA Risk. Tesla faces risks related to its operations including, among others, impacts from electric vehicle and lithium-ion battery cell production or factory construction delays; issues with manufacturing lithium-ion cells or other components for its electric vehicles; uncontrollable manufacturing costs or supply delays or labor shortages; the ability to expand its international operations; its delivery and installation capabilities and servicing and vehicle charging networks; its ability to accurately project and effectively manage growth; consumer demand for electric vehicles; strong competition for products and services; product liability claims; and the ability to attract, hire and retain key employees or qualified personnel. Importantly, Tesla, Inc. is highly dependent on the services of Elon Musk, its Chief Executive Officer, and any actual or anticipated large transactions in Tesla’s common stock by Mr. Musk may cause the stock price to decline. The trading price of Tesla’s common stock historically has been and is likely to continue to be volatile. Additionally, a large proportion of Tesla’s common stock has been historically and may in the future be traded by short sellers which may put pressure on the supply and demand for its common stock, further influencing volatility in its market price. Tesla, Inc. is a highly dynamic company, and its operations, including its products and services, may change.

The performance of the Underlying Security, and consequently the YP Tesla Fund’s performance, is subject to risks of the automotive sector. The automotive sector industry can be highly cyclical, and companies in the industry may suffer periodic operating losses. Automotive companies can be significantly affected by labor relations and fluctuating component prices. Developments in automotive technologies (e.g., autonomous vehicle technologies) may require significant capital expenditures that may not generate profits for several years, if ever. Automotive companies may be significantly subject to government policies and regulations regarding imports and exports of automotive products. Governmental policies affecting the automotive industry, such as taxes, tariffs, duties, subsidies, and import and export restrictions on automotive products can influence industry profitability. In addition, such companies must comply with environmental laws and regulations, for which there may be severe consequences for non-compliance. While most of the major automotive manufacturers are large companies, certain others may be non-diversified in both product line and customer base and may be more vulnerable to certain events that may negatively impact the automotive industry.

RISKS APPLICABLE TO ALL FUNDS

Derivatives Risk

Derivatives include instruments and contracts that are based on, and valued in relation to, one or more underlying securities, financial benchmarks, indices or other reference obligations or measures of value. Major types of derivatives include futures, options, swaps and forward contracts. Depending on how the Funds use derivatives and the relationship between the market value of the derivative and the underlying instrument, the use of derivatives could increase or decrease a Fund’s exposure to the risks of the underlying instrument. Using derivatives exposes the Funds to additional or heightened risks, including leverage risk, liquidity risk, valuation risk, market risk, counterparty risk and credit risk. A small investment in derivatives could have a potentially large impact on a Fund’s performance. Derivatives transactions can be highly illiquid and difficult to unwind or value; they can increase a Fund’s volatility, and changes in the value of a derivative held by the Funds may not correlate with the value of the underlying instrument or a Fund’s other investments.

Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, derivatives are subject to additional risks such as operational risk (such as documentation issues and settlement issues) and legal risk (such as insufficient documentation, insufficient capacity or authority of a counterparty, and issues with the legality or enforceability of a contract). For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from a Fund’s relationship with a brokerage firm through which the Fund submits derivatives trades for clearing, including in some cases from other clearing customers of the brokerage firm. The Funds would also be exposed to counterparty risk with respect to the clearinghouse. Financial reform laws have changed many aspects of financial regulation applicable to derivatives. Once implemented, new regulations, including margin, clearing and trade execution requirements, may make investment in derivatives more costly, may limit their availability, may present different risks or may otherwise adversely affect the value or performance of these instruments. The extent and impact of these regulations are not yet fully known and may not be known for some time.

In October 2020, the SEC adopted Rule 18f-4 under the 1940 Act (the “Derivatives Rule”), which provides a comprehensive regulatory framework for the use of derivatives by registered investment companies, such as the Funds, and sets an outer limit on leverage based on VaR. The effect of the Derivatives Rule could, among other things, make investment in derivatives more costly, limit the availability or reduce the liquidity of derivatives, or otherwise adversely affect the value or performance of derivatives. Any such adverse future developments could impair the effectiveness or raise the costs of the Funds’ derivative transactions, impede the employment of the Funds’ derivatives strategies, or adversely affect the Funds’ performance.

Certain risks relating to various types of derivatives in which the Funds may invest are described below.

Forward Contracts. The Funds may enter into forward contracts that are not traded on exchanges and may not be regulated. There are no limitations on daily price moves of forward contracts. Banks and other dealers with which the Funds maintain accounts may require that the Funds deposit margin with respect to such trading. The Funds’ counterparties are not required to continue making markets in such contracts. There have been periods during which certain counterparties have refused to continue to quote prices for forward contracts or have quoted prices with an unusually wide spread (the difference between the price at which the counterparty is prepared to buy and the price at which it is prepared to sell). Arrangements to trade forward contracts may be made with only one or a few counterparties, and liquidity problems therefore might be greater than if such arrangements were made with numerous counterparties. The imposition of credit controls by governmental authorities might limit such forward trading to less than the amount that the Adviser would otherwise recommend to the possible detriment of the Funds.

Futures Contracts. The Funds may invest in futures that trade on an exchange. A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified security, commodity or currency underlying the contract on the expiration date of the contract at an agreed upon price. An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount multiplied by the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying securities in the index is made. Generally, these futures contracts are closed out prior to the expiration date of the contracts. The value of a futures contract tends to increase and decrease in correlation with the value of the underlying instrument. Risks of futures contracts may arise from an imperfect correlation between movements in the price of the instruments and the price of the underlying securities. The Funds’ use of futures contracts (and related options) exposes the Funds to leverage risk because of the small margin requirements relative to the value of the futures contract. A relatively small market movement will have a proportionately larger impact on the amounts that a Fund has deposited or will have to deposit with a broker to maintain its futures position. Leverage can lead to large losses as well as gains. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. Futures exchanges may impose daily or intraday price change limits and/or limit the volume of trading. Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, the Funds may be unable to close out their futures contracts at an advantageous time. The price of futures can be highly volatile; using them could lower a Fund’s total return, and the potential loss from futures can exceed a Fund’s initial investment in such contracts.

Call Options. The seller (writer) of a covered call option (e.g., for which the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The buyer of a call option assumes the risk of losing its entire investment in the call option. However, if the buyer of the call sells short the underlying security, the loss on the call will be offset in whole or in part by a gain on the short sale of the underlying security.

Put Options. The seller (writer) of a covered put option (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the exercise price of the option plus the premium received, and gives up the opportunity for gain on the short position in the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decrease in the market price of the underlying security below the exercise price of the option, offset in part by the premium received. The buyer of a put option assumes the risk of losing its entire investment in the put option.

Swaps. The Funds may enter into swaps. A swap is a commitment between two parties to make or receive payments based on agreed upon terms, the value and payments of which are derived from changes in the value of an underlying financial instrument. Swaps can take many different forms and are known by a variety of names. Depending on their structure, swaps may increase or decrease a Fund’s exposure to long-term or short-term interest rates, foreign currency values, corporate borrowing rates, or other factors such as security prices, values of baskets of securities, or inflation rates. Interest rate swaps are contracts involving the exchange between two contracting parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Credit default swaps are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of an underlying debt obligation in the event of default by the issuer of the debt security. Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Depending on how they are used, swaps may increase or decrease the overall volatility of a Fund’s portfolio. The most significant factor in the performance of a swap is the change in the specific interest rate, currency, individual equity value or other factor that determines the amounts of payments due to and from a Fund.

OTC Derivatives. Over-the-counter (“OTC”) derivatives or other similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives or other similar investments. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, a Fund could suffer significant losses on these contracts and the value of an investor’s investment in the Fund may decline. If there is a default by a counterparty, any recovery may be delayed depending on the circumstances of the default. Additionally, OTC derivatives are generally less liquid than exchange-traded derivative instruments because they are not traded on an exchange, do not have uniform terms and conditions, and are generally entered into based upon the creditworthiness of the parties and the availability of credit support, such as collateral, and, in general, are not transferable without the consent of the counterparty. A Fund may not be able to find a suitable derivatives counterparty and thus may be unable to invest in derivatives altogether.

Options Risk

If a put or call option purchased by a Fund expires without being sold or exercised, the Fund would lose the premium it paid for the option. The risk involved in writing a covered call option is the lack of liquidity for the option. If a Fund is not able to close out the option transaction, the Fund would not be able to sell the Underlying Security until the option expires or is exercised. The risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security caused by a number of factors. If this occurs, the option could be exercised and the underlying security would then be sold by the Fund at a lower price than its current market value. The risk involved in writing a put option is that the market value of the underlying security could decrease as a result of rising interest rates or other factors. If this occurs, the option could be exercised and the underlying security would then be sold to the Fund at a higher price than its prevailing market value. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. To the extent that a Fund invests in over-the-counter options, the Fund may be exposed to credit risk with regard to parties with which it trades and may also bear the risk of settlement default. These risks may differ materially from those entailed in exchange-traded transactions, which generally are backed by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered directly between two counterparties generally do not benefit from such protections and expose the parties to the risk of counterparty default.

FLEX Options Risk

The Funds may use FLEX Options issued and guaranteed for settlement by the OCC. The Funds bear the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Funds could suffer significant losses. Additionally, FLEX Options may be less liquid than certain other securities, such as standardized options. In less liquid markets for the FLEX Options, a Fund may have difficulty closing out certain FLEX Options positions at desired times and prices. In connection with the creation and redemption of Shares, to the extent market participants are not willing or able to enter into FLEX Option transactions with a Fund at prices that reflect the market price of the Shares, the Fund’s NAV and, in turn, the share price of the Fund could be negatively impacted. The FLEX Options utilized by the Funds are exercisable at the strike price on their expiration date. As a FLEX Option approaches its expiration date, its value typically moves increasingly with the value of the applicable Underlying Security. However, prior to such date, the value of the FLEX Option does not increase or decrease at the same rate as the applicable Underlying Security’s share price on a day-to-day basis, although they generally move in the same direction. The value of the FLEX Options held by a Fund will be determined based on market quotations or other recognized pricing methods. The value of the FLEX Options will be affected by, among other things, changes in the applicable Underlying Security’s share price, changes in interest rates and the remaining time until the FLEX Options expire.

Call Risk

Call risk refers to the possibility that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security in which a Fund has invested, the Fund may not recoup the full amount of its initial investment or may not realize the full anticipated earnings from the investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk

A Fund could lose money if the issuer or guarantor of a fixed income security (including a security purchased with securities lending collateral), or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, or the issuer or guarantor of collateral, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The risk that such issuer, guarantor or counterparty is less willing or able to do so is heightened in market environments where interest rates are rising. The downgrade of the credit of a security or of the issuer of a security held by a Fund may decrease its value. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Measures such as average credit quality may not accurately reflect the true credit risk of a Fund. This is especially the case if a Fund consists of securities with widely varying credit ratings. Therefore, if a Fund has an average credit rating that suggests a certain credit quality, the Fund may in fact be subject to greater credit risk than the average would suggest. Credit risk is greater to the extent a Fund uses leverage or derivatives. Rising or high interest rates may deteriorate the credit quality of an issuer or counterparty, particularly if an issuer or counterparty faces challenges rolling or refinancing its obligations.

Currency Risk

If a Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives or other instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Currency rates in foreign (non-U.S.) countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, rates of inflation, balance of payments and governmental surpluses or deficits, intervention (or the failure to intervene) by U.S. or foreign (non-U.S.) governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign (non-U.S.) currencies and/or foreign currency-denominated securities may reduce the returns of the Fund.

Currency risk may be particularly high to the extent that a Fund invests in foreign (non-U.S.) currencies or engages in foreign currency transactions that are economically tied to emerging market countries. These currency transactions may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-U.S.) currencies or engaging in foreign currency transactions that are economically tied to developed foreign countries.

Emerging Markets Risk

Foreign (non-U.S.) investment risk may be particularly high to the extent a Fund invests in emerging market securities. Emerging market securities may present market, credit, currency, liquidity, volatility, legal, political, technical and other risks different from, and potentially greater than, the risks of investing in securities and instruments economically tied to developed foreign countries. To the extent a Fund invests in emerging market securities that are economically tied to a particular region, country or group of countries, the Fund may be more sensitive to adverse political or social events affecting that region, country or group of countries. Economic, business, political, or social instability may affect emerging market securities differently, and often more severely, than developed market securities. A Fund that focuses its investments in multiple asset classes of emerging market securities may have a limited ability to mitigate losses in an environment that is adverse to emerging market securities in general. Emerging market securities may also be more volatile, less liquid (particularly during market closures due to local holidays or other reasons) and more difficult to value than securities economically tied to developed foreign countries. The systems and procedures for trading and settlement of securities in emerging markets are less developed and less transparent and transactions may take longer to settle. Emerging market countries typically have less established legal, accounting and financial reporting systems than those in more developed markets, which may reduce the scope or quality of financial information available to investors. Governments in emerging market countries are often less stable and more likely to take extra-legal action with respect to companies, industries, assets, or foreign ownership than those in more developed markets. Moreover, it can be more difficult for investors to bring litigation or enforce judgments against issuers in emerging markets or for U.S. regulators to bring enforcement actions against such issuers. The Funds will also be subject to Emerging Markets Risk if they invest in derivatives or other securities or instruments whose value or return are related to the value or returns of emerging markets securities. Rising interest rates, combined with widening credit spreads, could negatively impact the value of emerging market debt and increase funding costs for foreign issuers. In such a scenario, foreign issuers might not be able to service their debt obligations, the market for emerging market debt could suffer from reduced liquidity, and any investing Fund could lose money. The economy of some emerging markets may be particularly exposed to or affected by a certain industry or sector, and therefore issuers and/or securities of such emerging markets may be more affected by the performance of such industries or sectors.

Equity Risk

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Equity securities also include, among other things, preferred securities, convertible stocks and warrants. The values of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities. These risks are generally magnified in the case of equity investments in distressed companies.

Exchange-traded Fund (ETF) Structure Risk

The Funds are structured as exchange-traded funds and as a result are subject to special risks, including:

●	Market Price Variance Risk. The market prices of shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

●	Authorized Participant Risk. In times of market stress, market makers may step away from their role market making in shares of exchange-traded funds and in executing trades, which can lead to differences between the market value of a Fund’s shares and the Fund’s NAV.

●	Trading Issues. In stressed market conditions, the market for a Fund’s shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of a Fund’s shares may, in turn, lead to differences between the market value of the Fund’s shares and the Fund’s NAV.

●	Absence of Active Trading Market Risk. An active trading market for a Fund’s shares may not be developed or maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. If a Fund’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may limit the market for the Fund’s shares.

Foreign (Non-U.S.) Investment Risk

Foreign (non-U.S.) securities may experience more rapid and extreme changes in value than securities of U.S. issuers or securities that trade exclusively in U.S. markets. The securities markets of many foreign (non-U.S.) countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign (non-U.S.) securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. Foreign (non-U.S.) market trading hours, clearance and settlement procedures, and holiday schedules may limit a Fund’s ability to buy and sell securities. Investments in foreign (non-U.S.) markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign (non-U.S.) investing in their capital markets or in certain sectors or industries. In addition, a foreign (non-U.S.) government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign (non-U.S.) investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by a Fund, particularly during periods of market turmoil. A reduction in trading in securities of issuers located in countries whose economies are heavily dependent upon trading with key partners may have an adverse impact on a Fund’s investments.

Also, nationalization, expropriation or confiscatory taxation, unstable governments, decreased market liquidity, currency blockage, market disruptions, political changes, security suspensions, diplomatic developments or the imposition of sanctions or other similar measures could adversely affect a Fund’s investments in a foreign (non-U.S.) country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign (non-U.S.) securities. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, which may be imposed could vary broadly in scope, and their impact is difficult to ascertain. These types of measures may include, but are not limited to, banning a sanctioned country or certain persons or entities associated with such country from global payment systems that facilitate cross-border payments, restricting the settlement of securities transactions by certain investors, and freezing the assets of particular countries, entities or persons. The imposition of sanctions and other similar measures could, among other things, result in a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country, downgrades in the credit ratings of the sanctioned country’s securities or those of companies located in or economically tied to the sanctioned country, currency devaluation or volatility, and increased market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could directly or indirectly limit or prevent a Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and adversely impact the Fund’s liquidity and performance. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that a Fund invests a significant portion of its assets in a specific geographic region or in securities denominated in a particular foreign (non-U.S.) currency, the Fund will generally have more exposure to regional economic risks, including weather emergencies and natural disasters, associated with foreign (non-U.S.) investments. Foreign (non-U.S.) securities may also be less liquid (particularly during market closures due to local holidays or other reasons) and more difficult to value than securities of U.S. issuers.

High Yield Risk

The Funds may invest in high yield securities and unrated securities of similar credit quality (commonly known as “high yield securities” or “junk bonds”). The Funds may be subject to greater levels of credit risk, call risk and liquidity risk than funds that do not invest in such securities. These securities are considered predominantly speculative with respect to an issuer’s continuing ability to make principal and interest payments, and may be more volatile than other types of securities. An economic downturn or individual corporate developments could adversely affect the market for these securities and reduce a Fund’s ability to sell these securities at an advantageous time or price. An economic downturn would generally lead to a higher non-payment rate and a high yield security may lose significant market value before a default occurs. High yield securities structured as zero-coupon bonds or pay-in-kind securities tend to be especially volatile as they are particularly sensitive to downward pricing pressures from rising interest rates or widening spreads and may require a Fund to make taxable distributions of imputed income without receiving the actual cash currency. Issuers of high yield securities may have the right to “call” or redeem the issue prior to maturity, which may result in a Fund having to reinvest the proceeds in other high yield securities or similar instruments that may pay lower interest rates. The Funds may also be subject to greater levels of liquidity risk than funds that do not invest in high yield securities. In addition, the high yield securities in which the Funds invest may not be listed on any exchange and a secondary market for such securities may be comparatively illiquid relative to markets for other more liquid fixed income securities. Consequently, transactions in high yield securities may involve greater costs than transactions in more actively traded securities. A lack of publicly-available information, irregular trading activity and wide bid/ask spreads among other factors, may, in certain circumstances, make high yield debt more difficult to sell at an advantageous time or price than other types of securities or instruments. These factors may result in a Fund being unable to realize full value for these securities and/or may result in a Fund not receiving the proceeds from a sale of a high yield security for an extended period after such sale, each of which could result in losses to the Fund. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in thinly-traded markets. When secondary markets for high yield securities are less liquid than the market for other types of securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. Because of the risks involved in investing in high yield securities, an investment in a Fund that invests in such securities should be considered speculative.

Interest Rate Risk

Interest rate risk is the risk that fixed income securities and other instruments in a Fund’s portfolio will fluctuate in value because of a change in interest rates. For example, as nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and a Fund may lose money as a result of movements in interest rates. The Funds may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. The values of equity and other non-fixed income securities may also decline due to fluctuations in interest rates. Inflation-indexed bonds, including Treasury Inflation-Protected Securities (“TIPS”), decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When a Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value (“NAV”) of the Fund’s shares.

A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Risks associated with rising interest rates are heightened under current market conditions given that the U.S. Federal Reserve (the “Federal Reserve”) has raised interest rates from historically low levels. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Further, in market environments where interest rates are rising, issuers may be less willing or able to make principal and interest payments on fixed income investments when due.

During periods of very low or negative interest rates, the Funds may be unable to maintain positive returns. Certain European countries have previously experienced negative interest rates on certain fixed income instruments. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent a Fund is exposed to such interest rates.

Measures such as average duration may not accurately reflect the true interest rate sensitivity of a Fund. This is especially the case if a Fund consists of securities with widely varying durations. Therefore, if a Fund has an average duration that suggests a certain level of interest rate risk, the Fund may in fact be subject to greater interest rate risk than the average would suggest. This risk is greater to the extent a Fund uses leverage or derivatives in connection with the management of the Fund.

Convexity is an additional measure used to understand a security’s or a Fund‘s interest rate sensitivity. Convexity measures the rate of change of duration in response to changes in interest rates. With respect to a security’s price, a larger convexity (positive or negative) may imply more dramatic price changes in response to changing interest rates. Convexity may be positive or negative. Negative convexity implies that interest rate increases result in increased duration, meaning increased sensitivity in prices in response to rising interest rates. Thus, securities with negative convexity, which may include bonds with traditional call features and certain mortgage-backed securities, may experience greater losses in periods of rising interest rates. Accordingly, if a Fund holds such securities, the Fund may be subject to a greater risk of losses in periods of rising interest rates.

Investing in Other Investment Companies (including ETFs) Risk

Investments in the securities of other investment companies, including ETFs, may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Funds become shareholders thereof. As a result, Fund shareholders indirectly bear the applicable Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders indirectly bear in connection with the Fund’s own operations. If the other investment company fails to achieve its investment objective, the value of a Fund’s investment will decline, adversely affecting the Fund’s performance. In addition, shares of closed-end investment companies and ETFs may trade at a discount or premium to NAV and are subject to brokerage and other trading costs, which could result in greater expenses to a Fund. Finally, because the value of shares of other investment companies or ETFs depends on market demand, the Funds may not be able to liquidate a Fund’s holdings in those shares at an optimal time, adversely affecting the Fund’s performance.

Leveraging Risk

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements and the use of when-issued, delayed delivery or forward commitment transactions. A Fund’s use of derivatives may also create leveraging risk. A Fund also may be exposed to leveraging risk by borrowing money for investment purposes. Leverage may cause a Fund to liquidate portfolio positions to satisfy its obligations when it may not be advantageous to do so. Leverage, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities. Certain types of leveraging transactions, such as short sales that are not “against the box” (i.e., short sales where a Fund does not hold the security or have the right to acquire it without payment of further consideration), could theoretically be subject to unlimited losses in cases where a Fund, for any reason, is unable to close out the transaction. In addition, to the extent a Fund borrows money, interest costs on such borrowings may not be recovered by any appreciation of the securities purchased with the borrowed amounts and could exceed the Fund’s investment returns, resulting in greater losses. Moreover, to make payments of interest and other loan costs, a Fund may be forced to sell portfolio securities when it is not otherwise advantageous to do so.

Liquidity Risk

The Securities and Exchange Commission (the “SEC”) defines liquidity risk as the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. Liquidity risk exists when particular investments are difficult to purchase or sell. Illiquid investments are investments that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may become harder to value, especially in changing markets. A Fund’s investments in illiquid investments may reduce the returns of the Fund because it may be unable to sell the illiquid investments at an advantageous time or price or possibly require the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations, which could prevent the Fund from taking advantage of other investment opportunities. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Bond markets have consistently grown over the past three decades while the capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. As a result, dealer inventories of corporate bonds, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers seek to provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty.

In such cases, a Fund, due to regulatory limitations on investments in illiquid investments and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector. To the extent that a Fund’s principal investment strategies involve securities of companies with smaller market capitalizations, foreign (non-U.S.) securities, Rule 144A securities, illiquid sectors of fixed income securities, derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Further, fixed income securities with longer durations until maturity face heightened levels of liquidity risk as compared to fixed income securities with shorter durations until maturity. Finally, liquidity risk also refers to the risk of unusually high redemption requests, redemption requests by certain large shareholders such as institutional investors or asset allocators, or other unusual market conditions that may make it difficult for a Fund to sell investments within the allowable time period to meet redemptions. Meeting such redemption requests could require a Fund to sell securities at reduced prices or under unfavorable conditions, which would reduce the value of the Fund. It may also be the case that other market participants may be attempting to liquidate fixed income holdings at the same time as a Fund, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure.

Certain accounts may from time to time own (beneficially or of record) or control a significant percentage of a Fund’s shares. If these shareholders sell their Fund shares, this may impact the Fund’s NAV and the market price and the secondary market liquidity of Fund shares. These transactions may also result in a Fund selling certain of its portfolio holdings, which may negatively impact the Fund’s performance. Liquidity risk also refers to the risk that a Fund may be required to hold additional cash or sell other investments in order to obtain cash to close out derivatives or meet the liquidity demands that derivatives can create to make payments of margin, collateral, or settlement payments to counterparties. A Fund may have to sell a security at a disadvantageous time or price to meet such obligations.

Actions by governments and regulators may have the effect of reducing market liquidity, market resiliency and money supply, such as through higher rates, tighter financial regulations and proposals related to open-end fund liquidity that may prevent mutual funds and exchange-traded funds from participating in certain markets.

Management Risk

The Funds are subject to management risk because each Fund is an actively managed investment portfolio. Kurv and the individual portfolio managers will apply investment techniques and risk analysis in making investment decisions for the Funds, but there can be no guarantee that these decisions will produce the desired results or that the due diligence conducted by Kurv or the portfolio managers will expose all material risks associated with an investment. Additionally, Kurv or the portfolio managers may not be able to identify suitable investment opportunities and may face competition from other investment managers when identifying and consummating certain investments. Certain securities or other instruments in which a Fund seeks to invest may not be available in the quantities desired. In addition, regulatory restrictions, actual or potential conflicts of interest or other considerations may cause Kurv to restrict or prohibit participation in certain investments. In such circumstances, Kurv or the portfolio managers may determine to purchase other securities or instruments as substitutes. Such substitute securities or instruments may not perform as intended, which could result in losses to a Fund. To the extent a Fund employs strategies targeting perceived pricing inefficiencies, arbitrage strategies or similar strategies, it is subject to the risk that the pricing or valuation of the securities and instruments involved in such strategies may change unexpectedly, which may result in reduced returns or losses to the Fund. Additionally, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to Kurv and the portfolio managers in connection with managing the Funds and may also adversely affect the ability of a Fund to achieve its investment objectives. There also can be no assurance that all of the personnel of Kurv will continue to be associated with Kurv for any length of time. The loss of services of one or more key employees of Kurv could have an adverse impact on a Fund’s ability to realize its investment objectives.

Market Risk

The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries or issuers represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment generally. The value of a security may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously even if the performance of those asset classes is not otherwise historically correlated. Investments may also be negatively impacted by market disruptions and by attempts by other market participants to manipulate the prices of particular investments. Equity securities generally have greater price volatility than fixed income securities. Credit ratings downgrades may also negatively affect securities held by a Fund. Even when markets perform well, there is no assurance that the investments held by a Fund will increase in value along with the broader market.

In addition, market risk includes the risk that geopolitical and other events will disrupt the economy on a national or global level. For instance, war, terrorism, social unrest, recessions, supply chain disruptions, market manipulation, government defaults, government shutdowns, political changes, diplomatic developments or the imposition of sanctions and other similar measures, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters can all negatively impact the securities markets, which could cause a Fund to lose value. These events could reduce consumer demand or economic output, result in market closures, changes in interest rates, inflation/deflation, travel restrictions or quarantines, and significantly adversely impact the economy. The current contentious domestic political environment, as well as political and diplomatic events within the United States and abroad, such as presidential elections in the U.S. or abroad or the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, has in the past resulted, and may in the future result, in a government shutdown, or otherwise adversely affect the U.S. regulatory landscape, the general market environment and/or investor sentiment, which could have an adverse impact on a Fund’s investments and operations. Additional and/or prolonged U.S. federal government shutdowns may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Governmental and quasi-governmental authorities and regulators throughout the world have previously responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or sudden reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect a Fund’s investments. Any market disruptions could also prevent a Fund from executing advantageous investment decisions in a timely manner. To the extent a Fund has focused its investments in a region enduring geopolitical market disruption the Fund will face higher risks of loss, although the increasing interconnectivity between global economies and financial markets can lead to events or conditions in one country, region or financial market adversely impacting a different country, region or financial market. Thus, investors should closely monitor current market conditions to determine whether a Fund meets their individual financial needs and tolerance for risk.

Current market conditions may pose heightened risks with respect to investments in fixed income securities. As discussed more under “Interest Rate Risk,” the Federal Reserve raised interest rates from historically low levels. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Any additional interest rate increases in the future could cause the value of any Fund that invests in fixed income securities to decrease. As such, fixed income securities markets may experience heightened levels of interest rate, volatility and liquidity risk. If rising interest rates cause a Fund to lose enough value, the Fund could also face increased shareholder redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Fund and its shareholders.

Although interest rates have significantly increased since 2022 through the date of this prospectus, the prices of real estate-related assets generally have not decreased as much as may be expected based on historical correlations between interest rates and prices of real estate-related assets. This presents an increased risk of a correction or severe downturn in real estate-related asset prices, which could adversely impact the value of other investments as well (such as loans, securitized debt and other Fixed Income Instruments). This risk is particularly present with respect to commercial real estate-related asset prices, and the value of other investments with a connection to the commercial real estate sector. As examples of the current risks faced by real estate-related assets, tenant vacancy rates, tenant turnover and tenant concentration have increased; owners of real estate have faced headwinds, delinquencies and difficulties in collecting rents and other payments (which increases the risk of owners being unable to pay or otherwise defaulting on their own borrowings and obligations); property values have declined; inflation, upkeep costs and other expenses have increased; and rents have declined for many properties.

Exchanges and securities markets may close early, close late or issue trading halts on specific securities or generally, which may result in, among other things, the Funds being unable to buy or sell certain securities or financial instruments at an advantageous time or accurately price their portfolio investments. In addition, the Funds may rely on various third-party sources to calculate their NAVs. As a result, the Funds are subject to certain operational risks associated with reliance on service providers and service providers’ data sources. In particular, errors or systems failures and other technological issues may adversely impact a Fund’s calculations of its NAV, and such NAV calculation issues may result in inaccurately calculated NAVs, delays in NAV calculation and/or the inability to calculate NAVs over extended periods. A Fund may be unable to recover any losses associated with such failures.

Mortgage-Related and Other Asset-Backed Securities Risk

Mortgage-related and other asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables held in trust and often involve risks that are different from or possibly more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. Compared to other fixed income investments with similar maturity and credit, mortgage-related securities may increase in value to a lesser extent when interest rates decline and may decline in value to a similar or greater extent when interest rates rise. As a result, in a period of rising interest rates, if a Fund holds mortgage-related securities, it may exhibit additional volatility since individual mortgage holders are less likely to exercise prepayment options, thereby putting additional downward pressure on the value of these securities and potentially causing the Fund to lose money. This is known as extension risk. Mortgage-backed securities can be highly sensitive to rising interest rates, such that even small movements can cause an investing Fund to lose value. Mortgage-backed securities, and in particular those not backed by a government guarantee, are subject to credit risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. In addition, the creditworthiness, servicing practices, and financial viability of the servicers of the underlying mortgage pools present significant risks. For instance, a servicer may be required to make advances in respect of delinquent loans underlying the mortgage-related securities; however, servicers experiencing financial difficulties may not be able to perform these obligations. Additionally, both mortgage-related securities and asset-backed securities are subject to risks associated with fraud or negligence by, or defalcation of, their servicers. These securities are also subject to the risks of the underlying loans. In some circumstances, a servicer’s or originator’s mishandling of documentation related to the underlying collateral (e.g., failure to properly document a security interest in the underlying collateral) may affect the rights of security holders in and to the underlying collateral. In addition, the underlying loans may have been extended pursuant to inappropriate underwriting guidelines, to no underwriting guidelines at all, or to fraudulent origination practices. The owner of a mortgage-backed security’s ability to recover against the sponsor, servicer or originator is uncertain and is often limited.

A Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets. The Funds may invest in any tranche of mortgage-related or other asset-backed securities, including junior and/or equity tranches (to the extent consistent with the applicable Fund’s other guidelines), which generally carry higher levels of the foregoing risks.

NAV Erosion Risk Due to Distributions

When a Fund makes a distribution, the Fund’s NAV will typically drop by the amount of the distribution on the related ex-dividend date. The repeated payment of distributions by the Fund, if any, may significantly erode the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment in the Fund’s shares.

Non-Diversification Risk

Because each Fund is “non-diversified,” a Fund may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause a Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio. This may increase the Fund’s volatility and have a greater impact on the Fund’s performance.

Securities Lending Risk

Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund's may lose money and there may be a delay in recovering the loaned securities. A Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Short Exposure Risk

The Funds’ short sales and short positions, if any, are subject to special risks. A short sale involves the sale by a Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. The Funds may also enter into short positions through forward commitments or short derivative positions through futures contracts or swap agreements. If the price of the security or derivative has increased during this time, then a Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any transaction costs (i.e., premiums and interest) paid to the broker-dealer to borrow securities. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot decrease below zero.

By investing the proceeds received from selling securities short, a Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase the Fund’s exposure to long security positions and make any change in the Fund’s NAV greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that any leveraging strategy a Fund employs will be successful during any period in which it is employed.

In times of unusual or adverse market, economic, regulatory or political conditions, the Funds may not be able, fully or partially, to implement their short selling strategies. Periods of unusual or adverse market, economic, regulatory or political conditions generally may exist for as long as six months and, in some cases, much longer. In response to market events, the SEC and regulatory authorities in other jurisdictions may adopt (and in certain cases, have adopted) bans on, and/or reporting requirements for, short sales of certain securities, including short positions on such securities acquired through swaps. Also, there is the risk that the third party to the short sale or short position will not fulfill its contractual obligations, causing a loss to a Fund.

Small Fund Risk

A smaller fund may not grow to or maintain an economically viable size to achieve investment or trading efficiencies, which may negatively impact performance and/or force the fund to liquidate. Additionally, a smaller fund may be more adversely affected by large purchases or redemptions of fund shares, which can occur at any time and may impact the fund in the same manner as a high volume of purchases or redemptions.

Sovereign Debt Risk

Sovereign debt risk is the risk that fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion. A sovereign entity’s failure to make timely payments on its debt can result from many factors, including, without limitation, insufficient foreign (non-U.S.) currency reserves or an inability to sufficiently manage fluctuations in relative currency valuations, an inability or unwillingness to satisfy the demands of creditors and/or relevant supranational entities regarding debt service or economic reforms, the size of the debt burden relative to economic output and tax revenues, cash flow difficulties, and other political and social considerations. The risk of loss to a Fund in the event of a sovereign debt default or other adverse credit event is heightened by the unlikelihood of any formal recourse or means to enforce the Fund’s rights as a holder of the sovereign debt. In addition, sovereign debt restructurings, which may be shaped by entities and factors beyond a Fund’s control, may result in a loss in value of the Fund’s sovereign debt holdings.

Tax Risk

The Funds invest in derivatives. The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset. Derivatives may produce taxable income and taxable realized gain. Derivatives may adversely affect the timing, character and amount of income a Fund realizes from its investments. As a result, a larger portion of a Fund’s distributions may be treated as ordinary income rather than as capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code. If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by a Fund. The use of derivatives, such as call options, may cause a Fund to realize higher amounts of short-term capital gains or otherwise affect the Fund’s ability to pay out dividends subject to preferential rates or the dividend deduction, thereby increasing the amount of taxes payable by some shareholders. The writing of call options by a Fund may significantly reduce or eliminate the ability to make distributions eligible to be treated as qualified dividend income or as eligible for the dividends received deduction for corporate shareholders.

FUND WEBSITE AND DISCLOSURE OF PORTFOLIO HOLDINGS

The Adviser maintains a website for the Funds at www.kurvinvest.com. Among other things, this website includes the Funds’ prospectus and Statement of Additional Information (“SAI”), and includes the Funds’ holdings, the Funds’ last annual and semi-annual reports, pricing information about shares trading on the Exchange, updated performance information, premiums and discounts, and bid/ask spreads. The Funds’ semi-annual and annual Form N-CSR contain complete listings of the Funds’ portfolio holdings as of the end of the Funds’ second and fourth fiscal quarters, respectively. The Funds prepare a report on Form N-PORT of their portfolio holdings as of the end of each month. Each Fund’s Form N-CSR is filed with the SEC within 70 days of the end of the reporting period and the Funds’ monthly portfolio holdings are filed with the SEC within 60 days after the end of each fiscal quarter. You can find the SEC filings on the SEC’s website, www.sec.gov. A summarized description of the Kurv ETF Trust’s policies and procedures with respect to the disclosure of Fund portfolio holdings is available in the Funds’ SAI. Information on how to obtain the SAI is listed on the inside back cover of this prospectus.

FUND MANAGEMENT

Adviser

Kurv Investment Management LLC, located at 1 Letterman Drive, Building C, Suite 3-500, San Francisco, CA 94129, serves as the investment adviser to the Funds. The Adviser is a Delaware limited liability company formed in 2022 to provide investment advisory services to registered investment companies. In addition, Kurv Investment Management LLC developed the investment strategies for the Funds. Kurv Investment Management LLC is a wholly owned subsidiary of Kurv Investment, Inc.

Subject to the oversight of the Board of Trustees, the Adviser is responsible for overseeing the management of the Funds’ investments and providing certain administrative services and facilities under an advisory agreement between Kurv ETF Trust, on behalf of the Funds, and the Adviser (the “Investment Advisory Agreement”).

The Adviser also arranges for transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Funds to operate. The Adviser administers the business affairs of the Funds, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and provides its officers and employees to serve as officers or Trustees of the Trust.

For the services the Adviser provides to the Funds, each Fund pays the Adviser a fee calculated daily and paid monthly based on the applicable Fund’s average daily net assets at the following annual rates:

Fund	Management Fee Annual Rate
Kurv Yield Premium Strategy Amazon (AMZN) ETF	1.15%
Kurv Yield Premium Strategy Apple (AAPL) ETF	1.15%
Kurv Yield Premium Strategy Google (GOOGL) ETF	1.15%
Kurv Yield Premium Strategy Microsoft (MSFT) ETF	1.15%
Kurv Yield Premium Strategy Netflix (NFLX) ETF	1.15%
Kurv Yield Premium Strategy Tesla (TSLA) ETF	1.15%

Under the investment advisory agreement, the Adviser has agreed to pay all expenses incurred by a Fund except for the advisory fee, interest, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, extraordinary expenses, and distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (“Excluded Expenses”).

The Adviser has contractually agreed to limit the current operating expenses of each Fund until September 30, 2027, so that the Total Annual Operating Expenses After Fee Waiver and Reimbursement (excluding: (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes; and (vi) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Adviser))) will not exceed the percentages set forth below:

Fund	Expense Limit (as a % of Average Daily Net Assets)
YP Amazon Fund	0.99%
YP Apple Fund	0.99%
YP Google Fund	0.99%
YP Microsoft Fund	0.99%
YP Netflix Fund	0.99%
YP Tesla Fund	0.99%

These fee waivers and expense reimbursements are subject to possible recoupment from each Fund within the three years after the fees have been waived or reimbursed, if such recoupment can be achieved within the lesser of the foregoing expense limits or the expense limits in place at the time of recoupment. This agreement may be terminated only by the Board of Trustees on 60 days’ written notice to the Adviser.

A discussion regarding the basis for the Board’s approval of the investment advisory agreement with the Adviser is available in the Funds’ Form N-CSR for the fiscal period ended November 30, 2025.

Portfolio Manager

Dominique Tersin is responsible for the day-to-day management of each Fund. Mr. Tersin is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, and overseeing personnel at the Adviser who have more limited responsibilities.

Dominique Tersin has been employed by the Adviser since 2024. Prior to that, Mr. Tersin was a portfolio manager at Pacific Investment Management Company (PIMCO), focusing on short and low-duration portfolios. He also managed the enhanced liquidity program firmwide as well as the European ETF trading operations.

The SAI provides additional information about the Portfolio Manager’s compensation, other accounts managed, and ownership of Fund shares.

Manager of Managers Structure

Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. This requirement also applies to the appointment of sub-advisers to the Funds. Although the Funds are not currently sub-advised, the Trust and the Adviser have obtained exemptive relief from the SEC (the “Order”) that permits the Adviser, subject to the approval of the Board of Trustees (the “Board”), including the approval of the Trustees who are not interested persons of the Trust, as defined in the 1940 Act (the “Independent Trustees”), to change or select new unaffiliated sub-advisers without obtaining shareholder approval (the “Manager-of-Managers Structure”). This relief also permits the Adviser to materially amend the terms of agreements with an unaffiliated sub-adviser, including an increase in the fee paid by the Adviser to the unaffiliated sub-adviser and not by a Fund, or to continue the employment of an unaffiliated sub-adviser after an event that would otherwise cause the automatic termination of services, with Board approval but without shareholder approval. Shareholders will be notified of any unaffiliated sub-adviser changes. The Adviser, subject to the oversight of the Board, has the ultimate responsibility for overseeing a sub-adviser and recommending the sub-adviser’s hiring, termination and replacement. The Order also provides relief from certain disclosure obligations with regard to sub-advisory fees paid by the Adviser and not by a Fund. The Order is subject to various conditions, including that a Fund will notify shareholders and provide them with certain information required by the Order within 90 days of hiring a sub-adviser, changing a sub-adviser or making material changes to a sub-advisory agreement. The sole initial shareholder of the Funds approved the Funds’ operation under the Manager-of-Managers Structure.

The Manager-of-Managers Structure enables the Trust to operate with greater efficiency by not incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisers or sub-advisory agreements. Operation of the Funds under the Manager-of-Managers Structure does not permit management fees paid by a Fund to the Adviser to be increased without shareholder approval.

SHAREHOLDER INFORMATION

Determination of NAV

The NAV per Share for each Fund is computed by dividing the value of the Fund’s net assets (i.e., the value of its total assets less its total liabilities) by the total number of the Fund’s Shares outstanding. Expenses and fees, including the management fee, are accrued daily and taken into account for purposes of determining each Fund’s NAV. The NAV of each Fund is determined each business day as of the close of trading (ordinarily 4:00 p.m. Eastern time) on the NYSE.

The values of each Fund’s portfolio securities are based on the securities’ closing prices on their local principal markets, where available. In the absence of a last reported sales price, or if no sales were reported, and for other assets for which market quotations are not readily available, values may be based on quotations obtained from a quotation reporting system, established market makers or an outside independent pricing service. Prices obtained from an outside independent pricing service use information provided by market makers or estimates of market values obtained from data related to investments or securities with similar characteristics and may use a computerized grid matrix of securities and the pricing service’s evaluations in determining what the pricing service believes to be the fair value of the portfolio securities.

If a market quotation for a security is not readily available or the Adviser believes the quotation does not otherwise accurately reflect the market value of the security at the time a Fund calculates its NAV, the security will be fair valued by the Adviser, as Valuation Designee, in accordance with the Trust’s valuation policies and procedures approved by the Board of Trustees of the Trust. A Fund may also use fair value pricing in a variety of circumstances, including, but not limited to, situations where the value of a security in the Fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as a corporate action or other news that may materially affect the price of the security) or where trading in the security has been suspended or halted. Fair value pricing involves subjective judgments, and it is possible that a fair value determination for a security may be materially different from the value that could be realized upon the sale of the security.

Buying and Selling Exchange-Traded Shares

Authorized Participants

The Funds issue and redeem Shares at NAV only in Creation Units. Only Authorized Participants (“APs”) may acquire Shares directly from a Fund, and only APs may tender Shares for redemption directly to that Fund at NAV. APs must be (i) broker-dealers or other participants in the clearing process through the Continuous Net Settlement System of the NSCC, a clearing agency registered with the SEC; or (ii) Depository Trust Company (“DTC”) participants (as discussed below). In addition, each AP must execute a Participant Agreement with the Distributor that has been accepted by the Transfer Agent with respect to purchases and redemptions of Creation Units. Once created, Shares trade in the secondary market in quantities less than a Creation Unit.

Investors

Shares of a Fund may only be bought and sold by investors, including APs, in the secondary market through a broker or dealer at a market price. Shares are listed for trading on the Exchange and can be bought and sold throughout the trading day like other publicly traded securities.

When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and ask prices in the secondary market on each leg of a round-trip purchase and sale transaction. Because a Fund’s Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of a Fund (the bid) and the lowest price a seller is willing to accept for Shares of that Fund (the ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Information regarding each Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available on the Funds’ website at www.kurvinvest.com.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. DTC or its nominee is the record owner of all outstanding Shares.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. DTC’s participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form through your brokerage account.

Continuous Offering

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Trust on an ongoing basis, a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Transfer Agent, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to the person being deemed an underwriter.

Broker-dealers who are not “underwriters” but are participating in a distribution, as contrasted with ordinary secondary market trading transactions, and are dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act.

Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 under the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

In addition, certain affiliates of the Funds and the Adviser may purchase and resell Shares pursuant to this Prospectus.

For More Information:

Existing Shareholders or Prospective Investors

Kurv ETFs

c/o Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

Dealers

Kurv ETFs

c/o Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

Frequent Purchases and Redemptions of Fund Shares

The Board has evaluated the risks associated with frequent purchases and redemptions of Shares by the Funds’ shareholders (“market timing”). The Board noted that Shares can only be purchased and redeemed directly from the Funds in Creation Units by APs and that the vast majority of trading in Shares occurs on the secondary market.

Because secondary market trades do not involve the Funds directly, it is unlikely that those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Funds’ trading costs and the realization of capital gains.

With respect to trades directly with a Fund, to the extent effected in-kind, those trades do not cause any of the harmful effects described above that may result from frequent cash trades. To the extent that the Trust allows or requires trades to be effected in whole or in part in cash, the Board noted that those trades could result in dilution to a Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective. However, the Board noted that direct trading by APs is critical to ensuring that Shares trade at or close to NAV. The Funds also employ fair value pricing to minimize potential dilution from market timing. The Funds impose transaction fees on in-kind purchases and redemptions of Shares to cover the custodial and other costs incurred by the applicable Fund in effecting in-kind trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the applicable Fund’s trading costs increase in those circumstances. Given this structure, the Board determined that it is not necessary to adopt policies and procedures to detect and deter market timing of Shares.

DISTRIBUTIONS

Dividends and Distributions

The Funds intend to qualify each year as regulated investment companies under the Internal Revenue Code of 1986, as amended (the “Code”). As regulated investment companies, the Funds generally pay no federal income tax on the income and gains they distribute to shareholders. Each Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends monthly.

Each Fund will distribute its net realized capital gains, if any, at least annually. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee that a Fund will pay either an income dividend or a capital gains distribution.

Annual Statements

Each year, you will receive an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns. Distributions declared in December to shareholders of record in that month, but paid in January, are taxable as if they were paid in December. The Funds make every effort to identify reclassified income to reduce the number of corrected forms mailed to you. However, when necessary, you will receive a corrected Form 1099 to reflect reclassified information.

Avoid “Buying a Dividend”

At the time you purchase Shares of a Fund, the price of the Shares may reflect undistributed income, undistributed capital gains or net unrealized appreciation in the value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution of such amounts, although constituting a return of the investor’s investment, would be taxable. Buying Shares of a Fund just before the Fund declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”

Dividend Reinvestment Service

Brokers may make available the Depository Trust Company book-entry dividend reinvestment service to their customers who own Shares of a Fund. If this service is available and used, dividend distributions of both income and capital gains will automatically be reinvested in additional whole Shares of the Fund purchased in the secondary market. Without this service, investors would receive their distributions in cash. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker. Brokers may require Fund shareholders to adhere to specific procedures and timetables.

TAX INFORMATION

Tax Considerations

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in a Fund, including the possible application of foreign, state and local taxes. Unless your investment in a Fund is through a tax-exempt entity or tax-deferred retirement account, such as a 401(k) plan, you need to be aware of the possible tax consequences when: (i) that Fund makes distributions, (ii) you sell Shares in the secondary market or (iii) you create or redeem Creation Units.

Taxes on Distributions

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income or qualified dividend income. Taxes on distributions of capital gains, if any, are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her Shares. Sales of assets held by a Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by a Fund for one year or less generally result in short-term capital gains and losses. Distributions of a Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses) that are reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains, which for non-corporate shareholders are subject to tax at reduced rates of up to 20% (lower rates apply to individuals in lower tax brackets). Distributions of short-term capital gain will generally be taxable as ordinary income. Dividends and distributions are generally taxable to you whether you receive them in cash or reinvest them in additional Shares.

Distributions reported by a Fund as “qualified dividend income” are generally taxed to noncorporate shareholders at rates applicable to long-term capital gains, provided holding period and other requirements are met. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that a Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market.

U.S. individuals with income exceeding specified thresholds are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” which includes interest, dividends and certain capital gains (generally including capital gains distributions and capital gains realized on the sale of Shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders, such as estates and trusts, whose gross income as adjusted or modified for tax purposes exceeds certain threshold amounts.

In general, your distributions are subject to federal income tax for the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by a Fund before your investment in that Fund (and thus were included in the Shares’ NAV when you purchased your Shares).

You may wish to avoid investing in a Fund shortly before a dividend or other distribution, because such a distribution will generally be taxable even though it may economically represent a return of a portion of your investment. Distributions in excess of a Fund’s current and accumulated earnings and profits are treated as a tax-free return of your investment to the extent of your basis in the Shares, and generally as capital gain thereafter. A return of capital, which for tax purposes is treated as a return of your investment, reduces your basis in Shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of Shares. A distribution will reduce a Fund’s NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an economic standpoint, the distribution may constitute a return of capital.

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, distributions (other than Capital Gain Dividends) paid to you by a Fund will generally be subject to a U.S. withholding tax at the rate of 30% unless a lower treaty rate applies. A Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met.

A Fund (or a financial intermediary, such as a broker, through which a shareholder owns Shares) generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has underreported dividend or interest income, or who fails to certify that he, she or it is not subject to such withholding.

Shortly after the close of each calendar year, you will be informed of the character of any distributions received from a Fund.

Taxes When Shares are Sold on the Exchange

Any capital gain or loss realized upon a sale of Shares generally is treated as a long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less. However, any capital loss on a sale of Shares held for six months or less is treated as a long-term capital loss to the extent of Capital Gain Dividends paid with respect to such Shares. The ability to deduct capital losses may be limited.

Taxes on Purchases and Redemptions of Creation Units

An Authorized Participant having the U.S. dollar as its functional currency for U.S. federal income tax purposes who exchanges securities for Creation Units generally recognizes a gain or a loss. The gain or loss will be equal to the difference between the value of the Creation Units at the time of the exchange and the exchanging Authorized Participant’s aggregate basis in the securities delivered plus the amount of any cash paid for the Creation Units. An Authorized Participant who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanging Authorized Participant’s basis in the Creation Units and the aggregate U.S. dollar market value of the securities received, plus any cash received for such Creation Units. The Internal Revenue Service may assert, however, that a loss realized upon an exchange of securities for Creation Units may not be currently deducted under the rules governing “wash sales” (for an Authorized Participant who does not mark-to-market its holdings), or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisors with respect to whether wash sale rules apply and when a loss might be deductible.

Any capital gain or loss realized upon redemption of Creation Units is generally treated as a long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

The information in this “Tax Information” section is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in a Fund.

PREMIUM/DISCOUNT INFORMATION

Information regarding how often Shares of each Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) that Fund’s NAV during the past four calendar quarters, or since inception, as applicable, can be found on the Funds’ website at www.kurvinvest.com.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund’s financial performance since inception. Certain information reflects financial results for a single Fund Share. The total returns in the tables represent the rates of return that an investor would have earned or lost on an investment in each Fund, assuming reinvestment of all dividends and distributions.

The information in the following tables has been derived from the Funds’ financial statements, which have been audited by Cohen & Company, Ltd., an independent registered public accounting firm, whose report, along with the Funds’ financial statements, is included in the Funds’ annual report on Form N-CSR, which is available upon request.

Kurv Yield Premium Strategy Amazon (AMZN) ETF

For a share outstanding throughout the years or period presented

	Year Ended May 31,		Period Ended
	2026	2025	May 31, 2024(a)
PER SHARE DATA:
Net asset value, beginning of period	$27.52	$29.72	$25.00
INVESTMENT OPERATIONS:
Net investment income(b)	0.65	0.59	0.71
Net realized and unrealized gain (loss) on investments	7.40	3.26	6.39
Total from investment operations	8.05	3.85	7.10
LESS DISTRIBUTIONS FROM:
Net investment income	(0.84)	(3.00)	(2.38)
Capital gains	(0.93)	—	—
Return of capital	(3.63)	(3.05)	—
Total distributions	(5.40)	(6.05)	(2.38)
Net asset value, end of period	$30.17	$27.52	$29.72
Total return(c)	32.93%	13.16%	29.08%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$23,229	$12,661	$1,189
Ratio of expenses to average net assets:
Before expense waiver/recoupment(d)	1.19%	2.51%	1.15%
After expense waiver/recoupment(d)	1.03%	2.35%	0.99%
Ratio of net operational expenses to average net assets excluding broker interest expense(d)	0.99%	0.99%	0.99%
Ratio of net investment income (loss) to average net assets(d)	2.36%	2.05%	4.15%
Portfolio turnover rate(c)(e)	—%	—%	—%

(a)	Inception date of the Fund was October 30, 2023.
(b)	Net investment income per share has been calculated based on average shares outstanding during the periods.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate excludes in-kind transactions.

Kurv Yield Premium Strategy Apple (AAPL) ETF

For a share outstanding throughout the years or period presented

	Year Ended May 31,		Period Ended
	2026	2025	May 31, 2024(a)
PER SHARE DATA:
Net asset value, beginning of period	$21.16	$25.41	$25.00
INVESTMENT OPERATIONS:
Net investment income(b)	0.60	0.72	0.66
Net realized and unrealized gain (loss) on investments	8.42	(0.09)	1.50
Total from investment operations	9.02	0.63	2.16
LESS DISTRIBUTIONS FROM:
Net investment income	(0.63)	(3.67)	(0.69)
Return of capital	(2.42)	(1.21)	(1.06)
Total distributions	(3.05)	(4.88)	(1.75)
Net asset value, end of period	$27.13	$21.16	$25.41
Total return(c)	46.16%	0.27%	8.84%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$6,240	$3,809	$762
Ratio of expenses to average net assets:
Before expense waiver/recoupment(d)	1.15%	1.76%	1.15%
After expense waiver/recoupment(d)	0.99%	1.60%	0.99%
Ratio of net operational expenses to average net assets excluding broker interest expense(d)	0.99%	0.99%	0.99%
Ratio of net investment income (loss) to average net assets(d)	2.53%	2.93%	4.39%
Portfolio turnover rate(c)(e)	—%	—%	—%

(a)	Inception date of the Fund was October 26, 2023.
(b)	Net investment income per share has been calculated based on average shares outstanding during the periods.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate excludes in-kind transactions.

Kurv Yield Premium Strategy Google (GOOGL) ETF

For a share outstanding throughout the years or period presented

	Year Ended May 31,		Period Ended
	2026	2025	May 31, 2024(a)
PER SHARE DATA:
Net asset value, beginning of period	$25.21	$30.72	$25.00
INVESTMENT OPERATIONS:
Net investment income(b)	0.82	0.68	0.69
Net realized and unrealized gain (loss) on investments	23.06	(1.58)	7.04
Total from investment operations	23.88	(0.90)	7.73
LESS DISTRIBUTIONS FROM:
Net investment income	(1.06)	(1.49)	(2.01)
Return of capital	(3.99)	(3.12)	—
Total distributions	(5.05)	(4.61)	(2.01)
Net asset value, end of period	$44.04	$25.21	$30.72
Total return(c)	101.97%	-3.28%	31.98%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$28,188	$7,816	$1,536
Ratio of expenses to average net assets:
Before expense waiver/recoupment(d)	1.15%	2.25%	1.15%
After expense waiver/recoupment(d)	0.99%	2.09%	0.99%
Ratio of net operational expenses to average net assets excluding broker interest expense(d)	0.99%	0.99%	0.99%
Ratio of net investment income (loss) to average net assets(d)	2.26%	2.52%	4.22%
Portfolio turnover rate(c)(e)	—%	—%	—%

(a)	Inception date of the Fund was October 30, 2023.
(b)	Net investment income per share has been calculated based on average shares outstanding during the periods.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate excludes in-kind transactions.

Kurv Yield Premium Strategy Microsoft (MSFT) ETF

For a share outstanding throughout the years or period presented

	Year Ended May 31,		Period Ended
	2026	2025	May 31, 2024(a)
PER SHARE DATA:
Net asset value, beginning of period	$25.32	$27.55	$25.00
INVESTMENT OPERATIONS:
Net investment income(b)	0.58	0.62	0.68
Net realized and unrealized gain (loss) on investments	(0.79)	0.77	3.69
Total from investment operations	(0.21)	1.39	4.37
LESS DISTRIBUTIONS FROM:
Net investment income	(0.75)	(1.44)	(1.82)
Capital gains	(2.52)	—	—
Return of capital	(1.43)	(2.18)	—
Total distributions	(4.70)	(3.62)	(1.82)
Net asset value, end of period	$20.41	$25.32	$27.55
Total return(c)	-1.60%	5.83%	17.80%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$12,244	$5,317	$1,102
Ratio of expenses to average net assets:
Before expense waiver/recoupment(d)	1.21%	2.18%	1.15%
After expense waiver/recoupment(d)	1.05%	2.02%	0.99%
Ratio of net operational expenses to average net assets excluding broker interest expense(d)	0.99%	0.99%	0.99%
Ratio of net investment income (loss) to average net assets(d)	2.63%	2.50%	4.24%
Portfolio turnover rate(c)(e)	—%	—%	—%

(a)	Inception date of the Fund was October 30, 2023.
(b)	Net investment income per share has been calculated based on average shares outstanding during the periods.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate excludes in-kind transactions.

Kurv Yield Premium Strategy Netflix (NFLX) ETF

For a share outstanding throughout the years or period presented

	Year Ended May 31,		Period Ended
	2026	2025	May 31, 2024(a)
PER SHARE DATA:
Net asset value, beginning of period	$39.75	$31.30	$25.00
INVESTMENT OPERATIONS:
Net investment income(b)	0.88	0.71	0.74
Net realized and unrealized gain (loss) on investments	(12.97)	15.87	8.57
Total from investment operations	(12.09)	16.58	9.31
LESS DISTRIBUTIONS FROM:
Net investment income	(0.86)	(6.05)	(3.01)
Capital gains	(0.39)	—	—
Return of capital	(4.20)	(2.08)	—
Total distributions	(5.45)	(8.13)	(3.01)
Net asset value, end of period	$22.21	$39.75	$31.30
Total return(c)	-33.22%	60.49%	38.55%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$5,998	$12,323	$939
Ratio of expenses to average net assets:
Before expense waiver/recoupment(d)	1.15%	2.29%	1.15%
After expense waiver/recoupment(d)	0.99%	2.13%	0.99%
Ratio of net operational expenses to average net assets excluding broker interest expense(d)	0.99%	0.99%	0.99%
Ratio of net investment income (loss) to average net assets(d)	2.79%	2.02%	4.18%
Portfolio turnover rate(c)(e)	—%	—%	—%

(a)	Inception date of the Fund was October 26, 2023.
(b)	Net investment income per share has been calculated based on average shares outstanding during the periods.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)\	Portfolio turnover rate excludes in-kind transactions.

Kurv Yield Premium Strategy Tesla (TSLA) ETF

For a share outstanding throughout the years or period presented

	Year Ended May 31,		Period Ended
	2026	2025	May 31, 2024(a)
PER SHARE DATA:
Net asset value, beginning of period	$22.04	$19.81	$25.00
INVESTMENT OPERATIONS:
Net investment income(b)	0.50	0.31	0.68
Net realized and unrealized gain (loss) on investments	3.28	10.37	(2.38)
Total from investment operations	3.78	10.68	(1.70)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.51)	(4.38)	(1.28)
Return of capital	(4.99)	(4.07)	(2.21)
Total distributions	(5.50)	(8.45)	(3.49)
Net asset value, end of period	$20.32	$22.04	$19.81
Total return(c)	19.66%	56.53%	-7.71	%(f)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$23,772	$22,258	$2,971
Ratio of expenses to average net assets:
Before expense waiver/recoupment(d)	1.36%	3.18%	1.15%
After expense waiver/recoupment(d)	1.20%	3.02%	0.99%
Ratio of net operational expenses to average net assets excluding broker interest expense(d)	0.99%	0.99%	0.99%
Ratio of net investment income (loss) to average net assets(d)	2.37%	1.40%	5.35%
Portfolio turnover rate(c)(e)	—%	96%	—%

(a)	Inception date of the Fund was October 26, 2023.
(b)	Net investment income per share has been calculated based on average shares outstanding during the periods.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate excludes in-kind transactions.
(f)\	If the fund had not been reimbursed for $17,249.78 for the amount of the trade error, the total return would be (8.25%), for a total return reduction of (0.54%).

KURV ETF TRUST

Kurv Yield Premium Strategy Amazon (AMZN) ETF (Ticker: AMZP)

Kurv Yield Premium Strategy Apple (AAPL) ETF (Ticker: AAPY)

Kurv Yield Premium Strategy Google (GOOGL) ETF (Ticker: GOOP)

Kurv Yield Premium Strategy Microsoft (MSFT) ETF (Ticker: MSFY)

Kurv Yield Premium Strategy Netflix (NFLX) ETF (Ticker: NFLP)

Kurv Yield Premium Strategy Tesla (TSLA) ETF (Ticker: TSLP)

Investment Adviser Kurv Investment Management LLC 1 Letterman Drive, Building C, Suite 3-500 San Francisco, CA 94129	Independent Registered Public Accounting Firm Cohen & Company, Ltd. 1835 Market Street, Suite 310 Philadelphia, PA 19103
Distributor Foreside Fund Services, LLC Three Canal Plaza, Suite 100 Portland, Maine 04101	Transfer Agent U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202
Custodian U.S. Bank, N.A. 1555 N. Rivercenter Drive, MzK-WI-S302 Milwaukee, WI 53212	Legal Counsel Vedder Price P.C. 1401 New York Avenue, NW Washington, DC 20005

DISCLAIMERS

Shares of the Trust are not sponsored, endorsed, or promoted by the Exchange. The Exchange makes no representation or warranty, express or implied, to the owners of the Shares of the Funds. The Exchange is not responsible for, nor has it participated in, the determination of the timing of, prices of, or quantities of the Shares of the Funds to be issued, or in the determination or calculation of the equation by which the Shares are redeemable. The Exchange has no obligation or liability to owners of the Shares of the Funds in connection with the administration, marketing, or trading of the Shares of the Funds. Without limiting any of the foregoing, in no event shall the Exchange have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.

ADDITIONAL INFORMATION

The Funds’ SAI provides additional details about the investments of the Funds and certain other additional information. A current SAI is on file with the SEC and is herein incorporated by reference into this Prospectus. It is legally considered a part of this Prospectus.

Annual/Semi-Annual Reports: Additional information about the Funds’ investments will be available in the Funds’ annual and semi-annual reports to shareholders and in Form N-CSR. In the annual report you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Funds’ annual and semi-annual financial statements.

To make shareholder inquiries, for more detailed information on the Funds, or to request the SAI or annual or semi-annual shareholder reports free of charge, please call 1-888-719-KURV (5878). Free copies of the Funds’ shareholder reports, Prospectus, and the Statement of Additional Information are also available from our website at www.kurvinvest.com.

Shareholder reports and other information about the Funds are also available, free of charge, on the EDGAR Database on the SEC’s website at www.sec.gov and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

No person is authorized to give any information or to make any representations about the Funds and their Shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.

Investment Company Act File No. 811-23473